Exhibit 4.4

This Instrument Prepared By:

/s/ Steven M. Baccino Steven M. Baccino Delmarva Power & Light Company 800 King Street Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

THE CHASE MANHATTAN BANK

(formerly known as Chemical Bank), Trustee.

NINETY-SECOND SUPPLEMENTAL INDENTURE

Dated as of January 1, 1997

(but executed on the dates shown on the execution page)

This NINETY-SECOND SUPPLEMENTAL INDENTURE, dated as of the first day of January, 1997 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a corporation of the State of New York, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this Ninety-Second Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which The Chase Manhattan Bank is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by ninety one indentures supplemental to said Original Indenture dated as of October 1, 1943, of which ninety one supplemental indentures the Ninety First Supplemental Indenture is dated as of January 1, 1996, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this Ninety-Second Supplemental Indenture has been duly authorized by the Board of Directors of the Company at a meeting duly called and held according to law, and all conditions and requirements necessary to make this Ninety-Second Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this NINETY-SECOND SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof:

No. 1—All that certain lot, piece or parcel of land situate, lying and being in Salisbury Election District, of Wicomico County, State of Maryland containing a total of 1.74 acres, more or less, and being more depicted as “Open Area & Park” on a plat entitled “Forest Lake Estates, Section No. 2” prepared by Harold W. Hampshire and recorded among the Land Records of Wicomico County in Liber J.W.T.S. No. 782, Folio 35, was conveyed to Delmarva Power & Light Company by deed of Wayne M. Weisner, Thomas K. Shea and Eugenia E. Weisner, Mary Virginia Shea, their wives, dated September 25th, 1996, and recorded among the Land Records of Wicomico County, Maryland in Liber M.S.B. 1511, Folio 755-757.

The above property and rights are designated “M 1143WI” for the purpose of the Original Indenture and all indentures supplemental thereto.

No. 2—All that certain lot, piece or parcel of land situate, lying and being in Salisbury Election District, of Wicomico County, State of Maryland containing a total of 1.17 acres, more or less, and being more depicted as Lot No. 95-A on a plat entitled “Subdivision of Lots 95 and 96- Forest Lake Estates” prepared by Hall & Parker and recorded among the Plat Records of Wicomico County in Plat Cabinet Liber M.S.B. No.9, Folio 49-196, was conveyed to Delmarva Power & Light Company by deed of Wayne M. Weisner, Thomas K. Shea and Eugenia E. Weisner, Mary Virginia Shea, their wives, dated September 25th, 1996, and recorded among the Land Records of Wicomico County, Maryland in Liber M.S.B. 1511, Folio 755-757.

The above property and rights are designated “M 1144WI” for the purpose of the Original Indenture and all indentures supplemental thereto.

No. 3—All that certain lot, piece or parcel of land situate, lying and being in Dagsboro Hundred, Sussex County, State of Delaware, on the West side of County Road 332leading from Dagsboro to Burton Island, containing a total of .46 acres, more or less, and was conveyed to Delmarva Power & Light Company by deed of David Michael Collison and Carol Ann Collison, his wife, dated November 14, 1996 and recorded in the Office of the Recorder of Deeds, in and Sussex County in Volume 2161, Page 344.

The above property and rights are designated “505” for the purpose of the Original Indenture and all indentures supplemental thereto.

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 1996, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Record to which reference is made for a more particular description, to wit:

State and Countt

DELAWARE

New Castle

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
01/05/96	2038	0124	01/05/96	2038	0136
01/05/96	2038	0127	01/05/96	2038	0138
01/05/96	2038	0130	01/05/96	2038	0140
01/05/96	2028	0133
02/08/96	2053	0073	02/08/96	2053	0078
02/08/96	2053	0076	02/08/96	2053	0080
02/23/96	2058	0230	02/23/96	2058	0239
02/23/96	2058	0233	02/23/96	2058	0241
02/23/96	2058	0236	02/23/96	2058	0243
03/28/96	2075	0335	03/28/96	2075	0341
03/28/96	2075	0337	03/28/96	2075	0344
03/28/96	2075	0339	03/28/96	2075	0347
04/13/96	2068	0267
04/19/96	2087	0044	04/19/96	2087	0052
04/19/96	2087	0046	04/19/96	2087	0054
04/19/96	2087	0048	04/19/96	2087	0056
04/19/96	2087	0050	04/19/96	2087	0059
04/28/96	2076	001	04/28/96	2076	003
05/28/96	2106	192	05/28/96	2106	220
05/28/96	2106	195	05/28/96	2106	216
05/28/96	2106	204	05/28/96	2106	222
05/28/96	2106	206	05/28/96	2106	224
05/28/96	2106	208	05/28/96	2106	226
05/28/96	2106	210	05/28/96	2106	0187
05/28/96	2106	212	05/28/96	2106	0190
05/28/96	2106	214	05/28/96	2106	0198
05/28/96	2106	218	05/28/96	2106	0201
06/06/96	2113	0069
06/11/96	2115	0240
07/02/96	2129	0275	07/02/96	2129	0277
07/02/96	2129	0287	07/02/96	2129	0279
07/02/96	2129	0268	07/02/96	2129	0281
07/02/96	2129	0271	07/02/96	2129	0283

State and Coun!I

DELAWARE

New Castle

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
07/02/96	2129	0273	07/02/96	2129	0285
07/09/96	2132	0153	07/09/96	2132	0154
07/24/96	2140	262
08/01/96	2145	203
08/07/96	2149	057
08/16/96	2154	0008
08/19/96	2154	0014	08/19/96	2154	0030
08/19/96	2154	0017	08/19/96	2154	0032
08/19/96	2154	0020	08/19/96	2154	0034
08/19/96	2154	0023	08/19/96	2154	0036
08/19/96	2154	0026	08/19/96	2154	0038
08/19/96	2154	0028
09/16/96	2168	0026	09/16/96	2168	0240
09/16/96	2168	0231	09/16/96	2168	0244
09/16/96	2168	0234	09/16/96	2168	0246
09/16/96	2168	0236	09/16/96	2168	0242
09/16/96	2168	0238
10/01/96	2179	0215	10/01/96	2179	0224
10/01196	2179	0218	10/01196	2179	0228
10/01/96	2179	0221	10/01196	2179	0230
10/07/96	2182	0067	10/07/96	2182	0069
10/08/96	2182	0266	10/08/96	2182	0272
11/14/96	2207	0137
11118/96	2201	0005	11/18/96	2201	0021
11118/96	2201	0007	11/18/96	2201	0023
11/18/96	2201	0033	11/18/96	2201	0025
11/18/96	2201	0009	11/18/96	2201	0027
11/18/96	2201	0011	11/18/96	2201	0029
11118/96	2201	0013	11/18/96	2201	0137
11/18/96	2201	0015	11118/96	2201	0139
11118/96	2201	0017	11118/96	2201	0141
11/18/96	2201	0019	11/18/96	2201	0143
12/13/96	2210	0060	12/13/96	2210	0070
12/13/96	2210	0062	12/13/96	2210	0072
12/13/96	2210	0064	12/13/96	2210	0074
12/13/96	2210	0066	12/13/96	2210	0076
12/13/96	2210	0068	12/13/96	2210	0079
12/20/96	2213	0215
01/06/97	2219	0156

State and Counn:

DELAWARE

Kent

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
03/22/96	00163	0013
04/18/96	00166	0094	04/18/96	00166	0096
04/22/96	095	247
05/23/96	097	244	05/23/96	00170	0124
05/23/96	097	247	05/23/96	00170	0126
05/23/96	097	250	05/23/96	00170	0127
05/23/96	097	253	05/23/96	00170	0129
05/23/96	097	256
07/02/96	00177	0099
08/16/96	0103	310	08/16/96	0103	319
08/16/96	0103	313	08/16/96	01013	322
08/16/96	0103	316	08/16/96	0105	078
09/16/96	0105	081	09/16/96	0105	087
09/16/96	0105	084	09/16/96	0105	090
11/13/96	108	296	11/13/96	108	308
11/13/96	108	299	11113/96	108	311
11/13/96	108	302	11/13/96	108	314
11/13/96	108	305
11/27/96	0194	0213	11127/96	0194	0219
11/27/96	0194	0215	11/27/96	0194	0221
11127/96	0194	0217

State and Counn: DELAWARE Sussex
Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
04/18/96	02118	217	04/18/96	02118	223
04/18/96	02118	219	04/18/96	02118	225
04/18/96	02118	221	04/18/96	02118	227
05/30/96	02127	116	05/30/96	02127	123
05/30/96	02127	118	05/30/96	02127	125
05/30/96	02127	121	05/30/96	02127	127
07/31/96	02127	026	07/31196	02132	277
08/15/96	02142	216	08/15/96	02142	226
08/15/96	02141	219	08/15/96	02142	229

State and Counn

DELAWARE

Sussex

08/15/96	02141	222	08/15/96	02141	231
08/15/96	02142	224
09/13/96	02149	068	09/13/96	02149	073
09/13/96	02149	070

State and Count!

MARYLAND

Cecil

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
03/25/96	0586	742	03/25/96	0568	756
03/25/96	0586	746	03/25/96	0586	759
03/25/96	0586	750	03/25/96	0586	762
03/25/96	0586	753	03/25/96	0586	766
04/19/96	0591	091	04/19/96	0591	101
04/19/96	0591	094	04/19/96	0591	104
04/19/96	0591	098	04/19/96	0591	107
05/24/96	0596	946	05/24/96	0596	955
05/24/96	0596	949	05/24/96	0596	958
05/24/96	0596	952	05/24/96	0596
07/31196	0603	752	07/31196	0603	764
07/31196	0603	755	07/31196	0603	767
07/31196	0603	758	07/31196	0603	770
07/31/96	0603	761
08/16/96	0614	782	08/16/96	0614	797
08/16/96	0614	785	08/16/96	0614	799
08/16/96	0614	787	08/16/96	0614	801
08/16/96	0614	789	08/16/96	0614	803
08/16/96	0614	791	08/16/96	0614	805
08/16/96	0614	793	08/16/96	0614	807
08/16/96	0614	795	08/16/96	0614	809
11114/96	0624	263	11114/96	0624	289
11114/96	0624	269	11/14/96	0624	291
11114/96	0624	272	11/14/96	0624	293
11114/96	0624	274	11114/96	0624	295
11/14/96	0624	276	11114/96	0624	297
11114/96	0624	279	11/14/96	0624	299
11114/96	0624	281	11/14/96	0624	301
11114/96	0624	283	11114/96	0624	303

State and Count!

MARYLAND

Cecil

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
11114/96	0624	285	11114/96	0624	305
11114/96	0624	287
01124/97	0634	462	01/24/97	0634	475
01124/97	0634	464	01/24/97	0634	478
01124/97	0634	467	01124/97	0634	480
01124/97	0634	469	01124/97	0634	482
01124/97	0634	471	01/24/97	0634	484
01124/97	0634	473	01/24/97	0634	486
02/03/97	2480	1086

State and Countr

MARYLAND

Caroline

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
03/25/96	295	638
05/23/96	299	001	05/23/96	299	004
11112/96	307	752

State and Count!

MARYLAND

Dorchester

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
02/23/96	0332	0775	02/23/96	0332	0078
03/25/96	0334	026	03/25/96	0334	029
05/23/96	0337	580	05/23/96	0337	583
07/05/96	0340	0211
08/15/96	0342	0330
11112/96	0343	0948	11/12/96	0347	0034
11112/96	0347	0028	11/12/96	0347	0037
11112/96	0347	0031	11/12/96	0347	0040
01122/97	350	348	01/22/97	350	354
01122/97	350	351

State and Countt

MARYLAND

Hartford

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
03/27/96	2358	0338	03/27/96	2358	0341
04/24/96	2369	0961	04/24/96	2369	0967
04/24/96	2369	0964	04/24/96	2369	0970
05/31196	2386	112	05/31196	2386	121
05/31196	2386	115	05/31196	2386	124
05/31/96	2386	118	05/31196	2386	127
07/11/96	2404	948	07/11196	2404	954
07/11196	2040	951	07/11/96	2404	957
09/19/96	2432	1102	09/19/96	2432	1105
11/21196	2457	2903	11121196	2457	0212
11121196	2457	0206	11/21196	2457	0216
11121196	24517	0209	11/21/96	2457	0219

State and Countt

MARYLAND

Queen Anne’s

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
04/15/96	0524	137
04/19/96	0528	124
04/25/96	0525	033	04/25/96	0525	042
04/25/96	0525	036	04/25/96	0525	046
04/25/96	0525	039
05/23/96	0532	676	05/23/96	0523	679
09/16/96	0545	121	09/16/96	0545	127
09/16/96	0545	124	09/19/96	0545	130
11/12/96	551	182	11/12/96	551	194
11112/96	551	185	11/12/96	551	197
11112/96	551	188	11/12/96	551	200
11112/96	551	191
01/22/97	558	352	01/22/97	558	361
01/22/97	558	355	01/22/97	558	364
01122/97	558	358

State and County

MARYLAND

Somerset

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
09/16/96	441	872

State and County

MARYLAND

Talbot

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
03/25/96	0824	377	03/25/96	0824	380
05/31/96	830	238
07/03/96	0833	240	07/03/96	0833	243
09/17/96	0838	479	09/17/96	0838	482
11/14/96	842	943	11114/96	842	952
11/14/96	842	946	11114/96	845	190
11114/96	842	949
01122/97	848	510	01122/97	848	513

State and County

MARYLAND

Wicomico

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
02/23/96	1474	384	02/23/96	1474	387
03/25/96	1478	448
04/19/96	1482	594	04/19/96	1482	595
05/24/96	1488	546	05/24/96	1488	556
05/24/96	1488	548	05/24/96	1488	558
05/24/96	1488	550	05/24/96	1488	560
05/24/96	1488	552	05/24/96	1488	562
05/24/96	1488	554	05/24/96	1488	565
07/05/96	1495	739
08/16/96	1503	167	08/16/96	1503	169
09/16/96	1507	377	09/16/96	1507	383

State and Countv

MARYLAND

Wicomico

09/16/96	1507	379	09/16/96	1507	385
09/16/96	1507	381	09/16/96	1507	387
11/12/96	1516	108	11/12/96	1516	116
11/12/96	1516	110	11/12/96	1516	118
11/12/96	1516	112	11/12/96	1516	120
11/12/96	1516	114	11/12/96	1516	122
01/23/97	1526	362	01/23/97	1526	364

State and Coun!:f

MARYLAND

Worcester

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
09/03/96	2309	598	09/03/96	2310	004
09/03/96	2310	001
09/17/96	2313	452	09/17/96	2313	455

State and Countt

VIRGINIA

Accomack

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
03/25/96	0711	00505
05/24/96	0715	00685	05/24/96	0715	00688
09/01/96	0722	00446	09/01/96	0724	00001

State and Countt

VIRGINIA

Northampton

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
01/31/96	279	86
07/01/96	281	747
08/01/96	283	627

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series 1/Secured Medium Term Notes, Series I

Issuance Date	Tranche ,	Maturity	Principal

06/19/95	7.71% Bonds	06/01/25	$100,000,000

06/19/95	6.95% Amortizing Bonds	06/01/08	$25.800.000

First Mortgage Bonds, Pledged Series I

Issuance Date	Tranche	Maturity	Principal

10/12/94	1994	10/01/29	$33.750.000

Total Bonds Issued:			$159 550,000

As supplemented and amended by this Ninety-Second Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Ninety-Second Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This Ninety-Second Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, are The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, Attn.: Corporate Trust Department.

The Company acknowledges that it received a true and correct copy of this Ninety-Second Supplemental Indenture.

This Ninety-Second Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this Ninety-Second Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its Senior Vice President and Chief Financial Officer, and its corporate seal to be hereunto affixed and attested by its Secretary and the Trustee has caused this instrument to be signed in its name and behalf by a Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of January, 1997.

DELMARVAPOWER&LIGHTCOMPANY

Date of Execution	By:	/s/ Barbara S. Graham
BARBARA S. GRAHAM, SENIOR VICE PRESIDENT
AprilS, 1997		& CHIEF FINANCIAL OFFICER

[Seal]

Attest:

/s/ Donald P. Connelly
DONALDP. CONNELLY, SECRETARY

THE CHASE MANHATTAN BANK (formerly known as Chemical Bank)

Date of Execution	By:	/s/ W. B. Dodge
W. B. DODGE, VICE PRESIDENT
April 11, 1997

[Seal]

Attest:

/s/ Wanda Eiland
WANDA EILAND, TRUST OFFICER

STATE OF DELAWARE	)
	)	SS.
NEW CASTLE COUNTY	)

BE IT REMEMBERED that on this 8th day of April, 1997, personally came before me, a notary public for the State of Delaware, BARBARA S. GRAHAM, Senior Vice President and Chief Financial Officer of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Company; that her signature is in her own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that her act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Claire A. Williamson
Notary Public, State of Delaware My commission expires 03/27/99

[Seal]

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Steven M. Baccino
Steven M. Baccino

STATE OF NEW YORK	)
	)	SS.
COUNTY OF NEW YORK	)

BE IT REMEMBERED that on this 11th day of April, 1997, personally came before me, a Notary Public for the State of New York, W. B. DODGE, a Vice President of THE CHASE MANHATTAN BANK, a corporation of the State of New York (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Trustee; that his signature is his own proper handwriting; that the seal affixed is the comrrion or corporate seal of the Trustee; and that his act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Annabella DeLuca
Notary Public, State of New York

[Seal]

THE CHASE MANHATTAN BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 450 West 33rd Street, in the Borough of Manhattan, in The City of New York, in the State of New York.

THE CHASE MANHATTAN BANK

By	/s/ W. B. Dodge
W. B. DODGE, VICE PRESIDENT

Executed Counterparts of the Ninety-Second Supplemental Indenture were recorded in Real

Property Mortgage Records as follows:

State and County	Received for Record	Mortgage Records
		Book	Page

DELAWARE:
Kent	04/30/97	358	210
New Castle	04/28/97	2263	93
Sussex	04/23/97	2449	304

PENNSYLVANIA:
Adams	04/23/97	1359	151
Armstrong	04/28/97	1689	276
Bedford	04/28/97	652	498
Blair	04/23/97	1208	272
Cambria	04/24/97	1466	561
Cumberland	04/22/97	1376	616
Delaware	04/22/97	1578	2228
Franklin	04/24/97	1125	514
Huntingdon	04/22/97	435	430
Indiana	04/22/97	551	25
Lancaster	04/23/97	5309	484
Montgomery	04/24/97	7926	361
Westmoreland	04/22/97	4012	540
York	04/24/97	1289	3356

NEW JERSEY:
Burlington	04/23/97	6737	115
Camden	04/23/97	4677	324
Gloucester	04/23/97	3362	114
Mercer	04/23/97	3854	265
Middlesex	04/23/97	5265	755
Salem	04/23/97	938	187
Somerset	04/23/97	2760	592
Warren	04/23/97	1791	168

MARYLAND:
Caroline	04/25/97	315	695
Cecil	04/30/97	649	844
Dorchester	04/24/97	354	686
Harford	04/30/97	2571	836
Kent	04/30/97	118	166
Queen Anne's	04/28/97	567	754
Somerset	04/30/97	449	493
Talbot	04/25/97	855	1
Wicomico	04/29/97	1540	16
Worcester	04/29/97	2381	430

VIRGINIA:
Accomack	04/28/97	740	23
Northampton	04/28/97	287	655

This Instrument Prepared By:

/s/ Nina Hertz
Nina J. Hertz Delmarva Power & Light Company 800 King Street Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

THE CHASE MANHATTAN BANK

(formerly known as Chemical Bank),

Trustee.

NINETY-THIRD SUPPLEMENTAL

INDENTURE

Dated as of January 1, 1998

(but executed on the dates shown on the execution page)

This NINETY-THIRD SUPPLEMENTAL INDENTURE, dated as of the first day of January, 1998 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a corporation of the State of New York, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this Ninety-Third Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which The Chase Manhattan Bank is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by ninety two indentures supplemental to said Original Indenture dated as of October 1, 1943, of which ninety two supplemental indentures the Ninety Second Supplemental Indenture is dated as of January 1, 1997, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this Ninety-Third Supplemental Indenture has been duly authorized by the Board of Directors of the Company at a meeting duly called and held according to law, and all conditions and requirements necessary to make this Ninety-Third Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this NINETY-THIRD SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof:

No. 1—All that certain lot, piece or parcel of land situate, lying and being in New Castle Hundred, New Castle County, State of Delaware, more particulary described as follows:

Beginning at a point in the dividing line between lands of the Delaware State Hospital and lands of Dewitt T. Cauffiel (the “Cauffiel lands”), said point being distant South 30 degrees, 56 minutes and 50 seconds West 664 feet, more or less from the intersection of the dividing line between the Cauffiel lands and lands of the Delaware State Hospital with the westerly limits of the Pennsylvania Railroad right of way (Delaware Division); then along the dividing line between the Cauffiel lands and the lands of the Delaware State Hospital South 30 degrees 56 minutes and 50 seconds West, 203.92 feet to a point; then through the Cauffiel lands and the lands of Delmarva Power & Light Company in courses and distances more particularly described in quitclaim deeds conveyed to Delmarva Power & Light Company by Kenneth C. and Michael J. Eliasberg, and Benita M. Cohen a/k/a Bonnie M. Cohen dated September 2, 1997 and recorded in the Office of the Recorder of Deeds at Wilmington, Delaware, in and for New Castle County, in Deed Book 2346, Pages 99 to 106.

The above property and rights are designated “506” for the purpose of the Original Indenture and all indentures supplemental thereto.

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 1997, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Record to which reference is made for a more particular description, to wit:

State and County

DELAWARE

New Castle

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
2/5/97	2232	015	2/5/97	2232	031
2/5/97	2232	018	2/5/97	2232	033
2/5/97	2232	021	2/5/97	2232	035
2/5/97	2232	023	2/5/97	2232	081
2/5/97	2232	025	2/5/97	2232	085
2/5/97	2232	027	2/5/97	2232	083
2/5/97	2232	029
2/6/97	2232	0100	2/6/97	2232	0037
2/19/97	2236	0063	2/19/97	2236	0055
2/19/97	2236	0061	2/19/97	2236	0057
2/19/97	2236	0059
3/10/97	2244	0041
4/2/97	2253	0074	4/2/97	2253	0078
4/2/97	2253	0076	4/2/97	2253	0080
4/10/97	2256	0203
4/18/97	2260	0035

State and County

DELAWARE

New Castle

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
5/5/97	2267	0218	5/5/97	2267	0211
5/5/97	2267	0020	5/5/97	2267	0208
5/5/97	2267	0222	5/5/97	2267	0205
5/5/97	2267	0224	5/5/97	2267	0202
5/5/97	2267	0216	5/5/97	2267	0200
5/5/97	2267	0214
5/19/97	0570	0617
5/22/97	2275	0176	5/22/97	2275	0182
5/22/97	2275	0178	5/22/97	2275	0184
5/22/97	2275	0180	5/22/97	2275	0170
6/4/97	2281	0179	6/4/97	2281	0195
8/14/97	2314	0071
8/21/97	2317	0058
9/29/97	2335	0274	9/29/97	2335	0288
9/29/97	2335	0276	9/29/97	2335	0290
9/29/97	2335	0278	9/29/97	2335	0292
9/29/97	2335	0280	9/29/97	2335	0295
9/29/97	2335	0282	9/29/97	2335	0298
9/29/97	2335	0286

State and County

DELAWARE

New Castle

Received for Record	Deed Records		Received	Deed Records
	Book	Page	for Record	Book	Page
12/18/97	2372	0275	12/28/97	2372	0300
12/18/97	2372	0277	12/28/97	2372	0300
12/18/97	2372	0279	12/28/97	2372	0302
12/18/97	2372	0281	12/28/97	2372	0304
12/18/97	2372	0283	12/28/97	2372	0306
12/18/97	2372	0286	12/28/97	2372	0308
12/18/97	2372	0289	12/28/97	2372	0310
12/18/97	2372	0292	12/28/97	2372	0312
12/18/97	2372	0294	12/28/97	2372	0314
12/18/97	2372	0296	12/28/97	2372	0273

State and County

DELAWARE

Kent

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
2/5/97	2231	248
2/18/97	0205	010
4/25/97	209	0104
4/29/97	0213	0192	4/29/97	0213	0195
4/29/97	0213	0193
5/19/97	0216	0231	5/19/97	0216	0225
5/19/97	0216	0229	5/19/97	0216	0223
5/19/97	0216	0227
8/22/97	0299	0021	8/22/97	0299	0023
11/6/97	0239	0020	11/6/97	0239	0016
11/6/97	0239	0022	11/6/97	0239	0018

State and County

DELAWARE

Sussex

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
2/4/97	02180	138	2/4/97	02180	134
2/4/97	02180	142	2/4/97	02180	130
2/4/97	02180	140	2/4/97	02180	132
2/4/97	02180	136
4/28/97	02197	227	4/28/97	02190	201
4/28/97	02197	225	4/28/97	02190	203
5/20/97	02202	338	5/20/97	02202	340
5/20/97	02202	342
6/26/97	02211	161	6/26/97	02211	196
6/26/97	02211	159	6/26/97	02211	194
6/26/97	02211	164	6/26/97	02211	192
6/26/97	02211	198	6/26/97	02211	190
8/8/97	02222	189	8/8/97	02222	183
8/8/97	02222	185	8/8/97	02222	187
10/10/97	02237	328	10/10/97	02237	326
10/28/97	02241	250	10/28/97	02241	244
10/28/97	02241	248	10/28/97	02241	242
10/28/97	02241	246	10/28/97	02241	240
10/28/97	02252	342	10/28/97	02252	350
10/28/97	02252	348	10/28/97	02252	352
10/28/97	02252	244	10/28/97	02252	354
10/28/97	02252	316
11/12/97	2161	131	11/12/97	2166	125
11/12/97	2161	133	11/12/97	2166	127

State and County

MARYLAND

Cecil

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
2/19/97	0638	626	2/19/97	0638	635
2/19/97	0628	628	2/19/97	0638	636
2/19/97	0638	630	2/19/97	2487	779
2/19/97	0638	632
3/26/97	0643	922	3/26/97	0643	939
3/26/97	0643	924	3/26/97	0643	941
3/26/97	0643	928	3/26/97	0643	943
3/26/97	0643	934	3/26/97	0643	931
3/26/97	0643	936	3/26/97	0643	918
4/29/97	0649	508	4/29/97	0649	502
4/29/97	0649	510	4/29/97	0649	504
4/29/97	0649	513	4/29/97	0649	506
5/2/97	0653	053	5/2/97	0653	057
5/2/97	0653	055	5/2/97	0653	059
6/18/97	0658	087	6/18/97	0658	093
6/18/97	0658	089	6/18/97	0658	096
6/18/97	0658	091	6/18/97	0658	098
8/18/97	0668	072	8/18/97	0668	077
8/18/97	0668	075	8/18/97	0668	070
9/30/97	0674	407	9/30/97	0674	416
9/30/97	0674	409	9/30/97	0674	418
9/30/97	0674	412	9/30/97	0674	420
9/30/97	0674	414

State and County

MARYLAND

Cecil

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
10/21/97	0677	921	10/21/97	0677	937
10/21/97	0677	923	10/21/97	0677	939
10/21/97	0677	925	10/21/97	0677	941
10/21/97	0677	927	10/21/97	0677	943
10/21/97	0677	929	10/21/97	0677	945
10/21/97	0677	931	10/21/97	0677	947
10/21/97	0677	933	10/21/97	0677	949
10/21/97	0677	935	10/21/97	0677	952
12/16/97	0687	995	12/16/97	0688	012
12/16/97	0687	993	12/16/97	0688	007
12/16/97	0688	025	12/16/97	0688	004
12/16/97	0688	018	12/16/97	0688	001
12/16/97	0688	022

State and County

MARYLAND

Caroline

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
7/22/97	320	252	7/22/97	320	250
9/12/97	321	117

State and County

MARYLAND

Dorchester

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
2/18/97	0351	0526

3/26/97	0353	0299

4/28/97	0354	0808	4/28/97	0354	0810

6/18/97	0357	0968	6/18/97	0357	0970
6/18/97	0357	0972	6/18/97	0357	0974
6/18/97	0357	0976

9/22/97	0362	0682	9/22/97	0364	0721
9/22/97	0362	0684

State and County

MARYLAND

Hartford

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
2/19/97	0638	626	2/19/97	0628	628
2/19/97	0638	630	2/19/97	0638	635
2/19/97	0638	632	2/19/97	0638	636
2/19/97	2487	779

4/4/97	2501	0829	4/4/97	2501	0834
4/4/97	2501	0831

5/1/97	2512	0561

5/20/97	2520	0695	5/20/97	2520	0691
5/20/97	2520	0693	5/20/97	2520	0697

6/19/97	2533	0538	6/19/97	2533	0540

8/20/97	2556	0648	8/20/97	2556	0652
8/20/97	2556	0650	8/20/97	2556	0654

9/26/97	2572	0438	9/26/97	2572	0434
9/26/97	2572	0440	9/26/97	2572	0436
9/26/97	2572	0442	9/26/97	2572	0431
9/26/97	2572	0444

10/23/97	2584	0663	10/23/97	2584	0669
10/23/97	2584	0665	10/23/97	2584	0671
10/23/97	2584	0667

12/29/97	2611	1060

1/13/98	2619	045	1/13/98	2619	049
1/13/98	2619	0051	1/13/98	2619	0054

State and County

MARYLAND

Queen Anne’s

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
2/18/97	560	805	2/18/97	560	808
2/18/97	560	811

3/26/97	0564	364

4/22/97	208	964

4/28/97	218	677	4/28/97	218	676

5/19/97	570	619	5/19/97	570	623
5/19/97	570	621

6/18/97	0574	144	6/18/97	0574	148
6/18/97	0674	146	6/18/97	0574	150

8/11/97	0579	847	8/11/97	0579	849

10/14/97	0587	269	10/14/97	0587	275
10/14/97	0587	271	10/14/97	0587	277
10/14/97	0587	273

10/27/97	0589	008	10/27/97	0589	004
10/27/97	0589	006	10/27/97	0589	002

12/15/97	0595	091	12/15/97	0595	099
12/15/97	0595	093	12/15/97	0595	101
12/15/97	0595	095	12/15/97	0595	103
12/15/97	0595	097

State and County

MARYLAND

Somerset

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
2/18/97	0447	568

4/28/97	0449	400	4/28/97	0447	568

5/19/97	0450	221	5/19/97	0450	223

10/27/97	0455	599

12/15/97	0457	045

State and County

MARYLAND

Talbot

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
2/18/97	0850	113	2/18/97	0850	117
2/18/97	0850	115

3/26/97	0852	750	3/26/97	0852	752
3/26/97	0852	754

5/1/97	0855	240

5/19/97	0856	794	5/19/97	0856	798
5/19/97	0856	796	5/19/97	0846	791
5/19/97	0356	224

6/28/97	0859	641	6/28/97	0859	643

8/11/97	0863	727	8/11/97	0863	725
8/11/97	0863	723	8/11/97	0863	721

9/22/97	0867	160	9/22/97	0867	162
9/22/97	0867	164	9/22/97	0867	166

11/6/97	0870	882	11/6/97	0870	888
11/6/97	0870	884	11/6/97	0870	890
11/6/97	0870	886	11/6/97	0870	892

12/15/97	0873	971	12/15/97	0873	969

State and County

MARYLAND

Wicomico

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
4/28/97	1539	587	4/28/97	1539	593
4/28/97	1539	589	4/28/97	1539	596
4/28/97	1539	591	4/28/97	1539	598

5/29/97	1544	579	5/29/97	1544	576

8/11/97	1556	400	8/11/97	1556	402
8/11/97	1556	404	8/11/97	1556	412
8/11/97	1556	407	8/11/97	1556	414
8/11/97	1556	409	8/11/97	1556	416

9/22/97	1562	109	9/22/97	1562	113
9/22/97	1562	111	9/22/97	1562	115

11/17/97	1571	068

State and County

MARYLAND

Worcester

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
3/19/97	2389	0273

3/27/97	2371	126

4/28/97	2381	057	4/28/97	2381	061

6/26/97	2405	218	6/26/97	2405	224
6/26/97	2405	220	6/26/97	2405	226
6/26/97	2405	222

State and County

MARYLAND

Worcester

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
11/6/97	2450	462

State and County

MARYLAND

Kent

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
1/22/97	0112	056

3/3/97	0114	383

3/4/97	0114	381

6/27/97	0121	417

12/15/97	0132	612	12/15/97	0132	618
12/15/97	0132	614	12/15/97	0132	620
12/15/97	0132	616

State and County

VIRGINIA

Accomack

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
2/19/97	0638	626	2/19/97	0628	628
2/19/97	0638	630	2/19/97	0638	635
2/19/97	0638	632	2/19/97	0638	636
2/19/97	2487	779

2/19/97	0735	0001

3/26/97	0737	0235	3/26/97	0735	0011

4/4/97	2501	0829	4/4/97	2501	0834
4/4/97	2501	0831

4/28/97	0740	0040	4/28/97	0740	0043

6/18/97	0743	476	6/18/97	0743	488
6/18/97	0743	479	6/18/97	0743	491
6/18/97	0743	482	6/18/97	0743	494
6/18/97	0743	485

5/1/97	2512	0561

5/20/97	2520	0695	5/20/97	2520	0691
5/20/97	2520	0693	5/20/97	2520	0697

5/19/97	0741	335

9/22/97	0750	0237

State and County

VIRGINIA

Northampton

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
10/29/97	292	314	10/29/97	756	246
6/19/97	2533	0538	6/19/97	2533	0540

8/20/97	2556	0648	8/20/97	2556	0652
8/20/97	2556	0650	8/20/97	2556	0654

9/26/97	2572	0438	9/26/97	2572	0434
9/26/97	2572	0440	9/26/97	2572	0436
9/26/97	2572	0442	9/26/97	2572	0431
9/26/97	2572	0444

10/23/97	2584	0663	10/23/97	2584	0669
10/23/97	2584	0665	10/23/97	2584	0671
10/23/97	2584	0667

12/29/97	2611	1060

1/13/98	2619	045	1/13/97	2619	049
1/13/98	2619	0051	1/13/97	2619	0054

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

	$0000000000	$0000000000	$0000000000
Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71% Bonds	06/01/25	$100,000,000

06/19/95	6.95% Amortizing Bonds	06/01/08	$25,800,000

First Mortgage Bonds, Pledged Series I

	$0000000000	$0000000000	$0000000000
Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$159,550,000

As supplemented and amended by this Ninety-Third Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Ninety-Third Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This Ninety-Third Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, are The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, Attn.: Corporate Trust Department.

The Company acknowledges that it received a true and correct copy of this Ninety-Third Supplemental Indenture.

This Ninety-Third Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this Ninety-Third Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its Senior Vice President and Chief Financial Officer, and its corporate seal to be hereunto affixed and attested by its Secretary and the Trustee has caused this instrument to be signed in its name and behalf by a Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of January, 1998.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ Barbara S., Graham
April 13, 1998		BARBARA S. GRAHAM, SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER

[seal]

Attest:

/s/ Moira K. Donoghue
MOIRA K. DONOGHUE, SECRETARY

THE CHASE MANHATTAN BANK (formerly known as Chemical Bank)

Date of Execution	By	/s/ William B. Dodge
W. B. DODGE, VICE PRESIDENT
April 24, 1998

[seal]

Attest:

/s/ Wanda Eiland
WANDA EILAND, TRUST OFFICER

STATE OF DELAWARE	)
) SS.
NEW CASTLE COUNTY	)

BE IT REMEMBERED that on this 13 day of April, 1998, personally came before me, a notary public for the State of Delaware, BARBARA S. GRAHAM, Senior Vice President and Chief Financial Officer of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Company; that her signature is in her own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that her act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Sheryl R. Hynson
Notary Public, State of Delaware My commission expires 3/23/99

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Nina Hertz
Nina J. Hertz

STATE OF NEW YORK	)
) SS.
COUNTY OF NEW YORK	)

BE IT REMEMBERED that on this 24th day of April, 1998, personally came before me, a Notary Public for the State of New York, W. B. DODGE, a Vice President of THE CHASE MANHATTAN BANK, a corporation of the State of New York (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Trustee; that his signature is his own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that his act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Emily Fayan
Notary Public, State of New York

[Seal]

CERTIFICATE OF RESIDENCE

THE CHASE MANHATTAN BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 450 West 33rd Street, in the Borough of Manhattan, in The City of New York, in the State of New York.

THE CHASE MANHATTAN BANK

By	/s/ William B. Dodge
W. B. DODGE, VICE PRESIDENT

RECORDATION DATA

Executed Counterparts of the Ninety-Third Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

	Received	Mortgage Records
State and County	for Record	Book	Page
DELAWARE:
Kent	04/30/98	500	242
New Castle	04/30/98	2434	0038
Sussex	04/29/98	2701	166

MARYLAND:
Caroline	04/30/98	336	257
Cecil	04/30/98	715	127
Dorchester	04/29/98	375	523
Harford	04/30/98	2695	492
Kent	04/30/98	142	342
Queen Anne’s	05/01/98	614	271
Somerset	04/29/98	461	438
Talbot	04/29/98	886	977
Wicomico	04/30/98	1602	283
Worcester	04/30/98	2515	115

VIRGINIA:
Accomack	04/29/98	0765	347
Northampton	04/29/98	297	202

This Instrument Prepared By:

/s/ Nina Hertz
Nina J. Hertz Delmarva Power & Light Company 800 King Street Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

THE CHASE MANHATTAN BANK

(formerly known as Chemical Bank),

Trustee.

NINETY-FOURTH SUPPLEMENTAL

INDENTURE

Dated as of January 1, 1999

(but executed on the dates shown on the execution page)

This NINETY-FOURTH SUPPLEMENTAL INDENTURE, dated as of the first day of January, 1999 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a corporation of the State of New York, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this Ninety-Fourth Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which The Chase Manhattan Bank is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by ninety three indentures supplemental to said Original Indenture dated as of October 1, 1943, of which ninety three supplemental indentures the Ninety Third Supplemental Indenture is dated as of January 1, 1998, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this Ninety-Fourth Supplemental Indenture has been duly authorized by the Board of Directors of the Company at a meeting duly called and held according to law, and all conditions and requirements necessary to make this Ninety-Fourth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this NINETY-FOURTH SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof:

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 1998, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Record to which reference is made for a more particular description, to wit:

(INTENTIONALLY BLANK)

State and County

DELAWARE

New Castle

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
03/26/98	2416	0329	04/09/98	2425	0051
04/09/98	2425	0054	04/09/98	2425	0057
04/09/98	2425	0059	04/09/98	2425	0061
04/09/98	2425	0063	04/09/98	2425	0065
06/24/98	2463	0003	06/24/98	2463	0005
06/24/98	2463	0009	06/24/98	2463	0016
06/24/98	2480	0001	07/22/98	2480	0247
07/22/98	2480	0249	07/22/98	2480	0270
08/21/98	2497	0060	08/21/98	2497	0062
08/21/98	2497	0064	08/21/98	2497	0066
08/21/98	2497	0068	08/21/98	2497	0070
08/21/98	2497	0072	08/21/98	2497	0074
08/21/98	2497	0076	08/21/98	2497	0078
08/21/98	2497	0080	08/21/98	2497	0082
08/21/98	2497	0084	08/21/98	2497	0086
08/21/98	2497	0088	08/21/98	2497	0090
08/21/98	2497	0093	08/21/98	2497	0096
08/21/98	2497	0099	08/21/98	2497	0102
08/21/98	2497	0105	11/20/98	2543	0200
12/02/98	2548	0332	12/02/98	2548	0334

State and County

DELAWARE

Kent

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
05/05/97	2267	0218

State and County

DELAWARE

Sussex

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
03/17/98	2272	295	03/17/98	2272	298
03/17/98	2272	299	03/17/98	2272	301
03/17/98	2272	303	03/17/98	2272	306
03/17/98	2272	308	03/17/98	2272	310
03/17/98	2272	312	04/23/98	2282	099
06/19/98	2296	219	06/19/98	2296	222
06/19/98	2296	223	06/19/98	2296	225
08/17/98	2313	125	08/17/98	2313	127
08/17/98	2313	129	08/17/98	2313	131
08/17/98	2313	133	08/17/98	2313	135
09/16/98	2339	229	10/23/98	2339	225
10/23/98	2339	227	10/23/98	2339	231
10/23/98	2339	233	10/23/98	2339	235
10/23/98	2339	237	10/23/98	2339	239

State and County

MARYLAND

Caroline

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
03/18/98	333	419	03/18/98	333	421
03/18/98	333	423	03/18/98	337	443
07/15/98	341	394	07/15/98	341	396
07/15/98	341	398	07/15/98	341	400
08/18/98	349	772	10/02/98	354	920
11/18/98	354	912	11/18/98	354	914
11/18/98	354	916	01/13/99	354	888

State and County

MARYLAND

Cecil

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
03/27/98	0707	002	03/27/98	0707	005
03/27/98	0707	007	03/27/98	0707	011
03/27/98	0707	011	03/27/98	0707	016
03/27/98	0707	018	03/27/98	0707	020
03/27/98	0707	023	03/27/98	0707	025
03/27/98	0707	027	03/27/98	0707	030
03/27/98	0707	032	03/27/98	0707	034
03/27/98	0707	037	03/27/98	0707	039
04/10/98	0710	473	04/10/98	0710	475
04/10/98	0710	477	04/10/98	0710	479
04/10/98	0710	481	04/10/98	0710	483
05/14/98	0718	354	05/14/98	0718	357
05/14/98	0718	359	07/20/98	733	744
07/20/98	733	746	07/20/98	733	748
07/20/98	733	751	07/20/98	733	753
07/20/98	733	755	07/20/98	733	758
07/20/98	733	761	07/28/98	735	246
07/28/98	735	248	07/28/98	735	250
07/28/98	735	252	07/28/98	735	255
07/28/98	735	258	07/28/98	735	260
07/28/98	735	262	07/28/98	735	264
07/28/98	735	267	07/28/98	735	270
07/28/98	735	274	07/28/98	735	274
07/28/98	735	276	07/28/98	735	278

State and County

MARYLAND

Cecil

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
07/28/98	735	280	07/28/98	735	282
07/28/98	735	285	07/28/98	735	288
07/28/98	735	291	07/28/98	735	293
07/28/98	735	295	07/28/98	735	298
07/28/98	735	300	08/05/98	737	194
08/18/98	739	835	08/29/98	741	652
08/29/98	741	654	08/29/98	741	656
08/29/98	741	658	08/29/98	741	660
08/29/98	741	662	08/29/98	741	664
08/31/98	742	448	12/29/98	0769	062
12/29/98	0769	064	12/29/98	0769	067
12/29/98	0769	069	12/29/98	0769	071
12/29/98	0769	073

State and County

MARYLAND

Dorchester

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
03/18/98	0607	215	03/18/98	0607	217
03/18/98	0607	219

State and County

MARYLAND

Harford

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
03/25/98	2666	0248	03/25/98	2666	0251
03/25/98	2666	0253	03/25/98	2666	0255
03/25/98	2666	0257	05/06/98	2700	0521
05/06/98	2700	0523	05/06/98	2700	0525
05/06/98	2700	0527	05/06/98	2700	0529
05/15/98	2709	0101	05/15/98	2709	0103
07/23/98	2764	0303	07/23/98	2764	0305
07/23/98	2764	0307	07/23/98	2764	0309
07/23/98	2764	0311	08/17/98	0626	531
08/17/98	0626	533	08/17/98	0626	535
08/17/98	0631	049

State and County

MARYLAND

Queen Anne’s

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
05/21/98	0617	786	05/21/98	0617	788
05/21/98	0617	790	05/21/98	0617	792
08/21/98	0636	004	08/21/98	0636	006
08/21/98	0636	008	07/14/98	658	567
09/04/98	658	569	11/10/98	660	589
12/08/98	660	583	12/21/98	660	585
01/27/99	660	587

State and County

MARYLAND

Somerset

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
05/13/98	0461	934	05/13/98	0461	936
08/03/98	0465	645

State and County

MARYLAND

Talbot

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
08/03/98	0894	829	08/03/98	0894	831
08/03/98	0894	833	08/03/98	0894	835
08/03/98	0894	838	08/03/98	0895	730
08/03/98	0895	732	08/03/98	0897	161
08/03/98	0897	163	09/22/98	0902	464
09/30/98	919	169	10/02/98	919	175
10/02/98	919	177	10/23/98	919	171
12/17/98	919	173	01/11/99	919	167

State and County

MARYLAND

Wicomico

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
04/17/98	1635	491
05/13/98	1605	284	05/13/98	1605	286
05/13/98	1605	288	05/13/98	1605	290
07/18/98	1630	085
11/23/98	1642	240	11/23/98	1642	242
11/23/98	1642	244	11/23/98	1642	246
12/17/98	1658	691

State and County

MARYLAND

Worcester

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
09/21/98	2577	572	09/21/98	2577	576

State and County

MARYLAND

Kent

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
03/20/98	0139	124	03/20/98	0139	126
03/20/98	0139	128	03/20/98	0139	130
08/26/98	165	379

State and County

VIRGINIA

Accomack

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
07/17/98	0771	00737	07/17/98	0771	00740
09/23/98	0777	00306	09/23/98	0777	00309
11/10/98	789	291	11/13/98	789	297
11/19/98	789	294

State and County

VIRGINIA

Northampton

NO RECORDINGS

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71% Bonds	06/01/25	$100,000,000
06/19/95	6.95% Amortizing Bonds	06/01/08	$25,800,000

First Mortgage Bonds, Pledged Series I

Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$159,550,000

As supplemented and amended by this Ninety-Fourth Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Ninety-Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This Ninety-Fourth Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, are The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, Attn.: Corporate Trust Department.

The Company acknowledges that it received a true and correct copy of this Ninety-Fourth Supplemental Indenture.

This Ninety-Fourth Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this Ninety-Fourth Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its Senior Vice President and Chief Financial Officer, and its corporate seal to be hereunto affixed and attested by its Secretary and the Trustee has caused this instrument to be signed in its name and behalf by an Assistant Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of January, 1999.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ John C. van Roden, Jr.
JOHN C. VAN RODEN, JR., SENIOR VICE PRESIDENT
April 7, 1999		& CHIEF FINANCIAL OFFICER

[seal]

Attest:

/s/ Moira K. Donoghue
MOIRA K. DONOGHUE, SECRETARY

THE CHASE MANHATTAN BANK (formerly known as Chemical Bank)

Date of Execution	By	/s/ Wanda Eiland
WANDA EILAND, ASST. VICE PRESIDENT
April 14, 1999

[seal]

Attest:

/s/ William G. Keenan

WILLIAM G. KEENA, TRUST OFFICER

STATE OF DELAWARE	)
) SS.
NEW CASTLE COUNTY	)

BE IT REMEMBERED that on this 7th day of April, 1999, personally came before me, a notary public for the State of Delaware, JOHN C. VAN RODEN, JR., Senior Vice President and Chief Financial Officer of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Company; that his signature is in his own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that his act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

[seal]

/s/ Nina Hertz
Notary Public, State of Delaware
My commission expires

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Nina Hertz
Nina J. Hertz

STATE OF NEW YORK	)
) SS.
COUNTY OF NEW YORK	)

BE IT REMEMBERED that on this 14th day of April, 1999, personally came before me, a Notary Public for the State of New York, WANDA EILAND, an Assistant Vice President of THE CHASE MANHATTAN BANK, a corporation of the State of New York (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Trustee; that her signature is her own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that her act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Emily Fayan
Notary Public, State of New York

[Seal]

CERTIFICATE OF RESIDENCE

THE CHASE MANHATTAN BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 450 West 33rd Street, in the Borough of Manhattan, in The City of New York, in the State of New York.

THE CHASE MANHATTAN BANK

By	/s/ Wanda Eiland
WANDA EILAND, ASST. VICE PRESIDENT

RECORDATION DATA

Executed Counterparts of the Ninety-Fourth Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

	Received	Mortgage Records
State and County	for Record	Book	Page

DELAWARE:
Kent	4/30/99	689	9
New Castle	4/29/99	2630	0215
Sussex	4/21/99	03035	234

MARYLAND:
Caroline	4/30/99	361	428
Cecil	4/30/99	0800	143
Dorchester	4/22/99	0400	648
Harford	4/30/99	3004	315
Kent	4/30/99	172	188
Queen Anne’s	4/30/99	0672	285
Somerset	4/26/99	476	107
Talbot	4/22/99	927	272
Wicomico	4/28/99	1675	770
Worcester	4/28/99	2682	566

VIRGINIA:
Accomack	4/27/99	0796	0302
Northampton	NO RECORDING NECESSARY

This Instrument Prepared By:

/s/ Nina J. Clements
Nina J. Clements
Delmarva Power & Light Company
800 King Street
Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

THE CHASE MANHATTAN BANK

(formerly known as Chemical Bank),

Trustee.

NINETY-SIXTH SUPPLEMENTAL

INDENTURE

Dated as of January 1, 2001

(but executed on the dates shown on the execution page)

This NINETY-SIXTH SUPPLEMENTAL INDENTURE, dated as of the first day of January, 2001 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a corporation of the State of New York, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this Ninety-Sixth Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which The Chase Manhattan Bank is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by ninety five indentures supplemental to said Original Indenture dated as of October 1, 1943, of which ninety five supplemental indentures the Ninety Fifth Supplemental Indenture is dated as of January 1, 2000, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this Ninety-Sixth Supplemental Indenture has been duly authorized by the Board of Directors of the Company at a meeting duly called and held according to law, and all conditions and requirements necessary to make this Ninety-Sixth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this NINETY-SIXTH SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof:

ALL that certain tract, piece or parcel of land, situate in Pencader Hundred, New Castle County, State of Delaware, being a portion of the Right-of-Way no longer required for the construction of a public road known as State Route 72 which leads from Old Baltimore Pike to U.S. Route 40, the said tract being part of County Tax Parcel No. 11-023.00-009 (part), and being more particularly bounded and described as follows, to-wit:

BEGINNING at a point formed by the intersection of the division line between these lands of the State of Delaware, hereinafter known as the party of the first part, and lands now or formerly of James H. McMillan, and the westerly Right-of-Way and Denial-of-Access line of State Route 72, the said point being located opposite the construction baseline survey station 29+67.03 and 48.29 feet distant to the left measured at right angles to the said construction baseline as shown and noted on the right-of-way plans for Department of Transportation, Contract No. 92-007-03;

THENCE from the said point of Beginning, with the said existing westerly Right-of-Way and Denial-of-Access line of State Route 72, South 13 degrees 01 minute 00 seconds East, 31.36 feet to a point located on the last mentioned Right-of Way and Denial-of-Access line, said point also being the beginning of the Denial-of-Access.

THENCE with the existing westerly Right-of-Way line of State Route 72, South 13 degrees 01 minute 00 seconds East 20.00 feet to a point, said point being located opposite construction baseline survey station 29+14.35 and 47.98 feet left measured at a right angle thereto, as shown and noted on the Right-of-Way plans for Department of Transportation, Contract No. 92-007-03, said point also being on the existing Right-of-Way line of State Route 72;

THENCE with the said last mentioned Right-of-Way line the two (2) following courses and distances, (1) North 89 degrees 47 minutes 54 seconds West, 63.69 feet to a point; (2) North 13 degrees 01 minute 00 seconds West, 51.36 feet to a point, the said point being on the first described division line; and

THENCE with the first mentioned division line and the existing Right-of-Way and Denial-of-Access line, South 89 degrees 47 minutes 54 seconds East, 63.69 feet to the point and place of Beginning.

CONTAINING within the said metes and bounds 3184.2 square feet (0.0731 acres) of land, be the same more or less.

BEING a part of the same lands and premises which John N. and Gerry C. Radick, his wife, by Indenture dated the 30th of June, 1982, and recorded in the Office of the Recorder of Deeds in and for new Castle County, State of Delaware, in Deed Record W, Volume 118, Page 131, did grant and convey unto the State of Delaware, in fee.

The above property and rights are designated “507” for the purposes of the Original Indenture and all indentures supplemental thereto.

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 2000, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Record to which reference is made for a more particular description, to wit:

State and County

DELAWARE

New Castle

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
12/09/00	2774	0226	01/10/00	2780	0291
01/14/00	2780	0289	01/27/00	2783	0176
01/28/00	2785	0133	06/23/99	2810	0128
02/24/00	2810	0123	03/21/00	2855	236
04/14/00	2833	301	05/08/00	2833	303
05/25/00	2834	244	05/25/00	2834	249
03/29/00	2863	0042	04/03/00	2863	0046
04/12/00	2863	0052	05/10/00	2862	0217
05/12/00	2863	0044	06/20/00	2863	0489
06/22/00	2866	0307	06/23/00	2866	0303
06/19/00	2866	0305	06/29/00	2875	0300
06/30/00	2875	0294	06/30/00	2875	0296
06/30/00	2875	0298	06/30/00	2875	0292
07/05/00	2875	0290	09/06/00	2889	0150
12/17/98	2890	0252	01/14/99	2898	0253
06/02/99	2890	0246	09/14/99	2890	0248
09/27/99	2890	0226	10/01/99	2890	0244
12/14/99	2890	0233	03/23/00	2890	0236
07/02/00	2890	0240	07/10/00	2890	0250
08/01/00	2890	0238	08/11/00	2890	0230
09/07/00	2890	0254	09/07/00	2890	0242
03/14/00	2907	0035	04/27/00	2904	0303
08/08/00	2904	0300	09/13/00	2904	0305
09/28/00	2907	0033	07/27/00	2929	0305
10/07/00	2929	0299	09/20/00	2929	0311
09/29/00	2929	0307	09/27/00	2922	0292
09/29/00	2922	0297	10/10/00	2929	0315
10/10/00	2929	0317	10/10/00	2929	0313
10/17/00	2939	0145	10/18/00	2929	0303
10/18/00	2929	0309	10/19/00	2939	0147
10/19/00	2939	0135	10/24/00	2939	0132
10/26/00	2939	0149	11/07/00	2939	0143
11/10/00	2939	0141	11/10/00	2939	0139
11/17/00	2939	0137	11/09/00	2922	0295
12/06/00	2936	0010

State and County

DELAWARE

Kent

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
05/15/00	0204	582	05/16/00	386	087
05/16/00	386	085	09/18/00	397	072

State and County

DELAWARE

Sussex

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
11/26/99	2458	101	12/06/99	2460	222
12/07/98	2460	220	01/07/00	2458	099
01/15/00	2459	221	02/15/00	2474	183
02/22/00	2474	181	02/24/00	2474	185
03/20/00	2480	037	03/20/00	2480	038
04/05/00	2480	041	04/07/00	2480	043
04/07/00	2480	049	04/10/00	2480	047
04/18/00	2480	045	03/10/00	2488	115
03/14/00	2488	117	03/31/00	2488	119
04/13/00	2488	121	04/25/00	0744	057
05/05/00	2488	123	05/22/00	2495	082
05/22/00	2495	084	05/09/00	2503	160
03/09/00	2512	200	07/19/00	2512	202
08/02/00	2514	335	08/07/00	2514	337
09/05/00	2521	345	07/31/00	2527	146
08/14/00	02543	066	10/21/00	02543	060
10/21/00	02543	062	11/03/00	02543	058
11/03/00	02543	064	12/13/00	2554	341

State and County

MARYLAND

Caroline

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
01/07/00	384	730	06/09/00	389	040
06/16/00	389	394	07/07/00	390	380
08/15/00	392	826	10/26/00	397	456

State and County

MARYLAND

Cecil

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
12/02/99	0876	069	12/20/99	0871	427
12/24/99	0871	429	12/27/99	0871	425
01/09/00	0871	434	01/09/00	0871	432
01/13/00	0873	380	01/19/00	0873	378
10/09/98	0895	519	02/16/00	0887	109
02/17/00	0887	107	02/18/00	0887	117
02/18/00	0887	119	02/24/00	0887	111
03/15/00	0887	113	03/17/00	0887	115
04/04/00	0895	523	04/05/00	0895	531
04/11/00	0895	521	04/17/00	0895	529
04/17/00	0895	525	04/17/00	0895	527
03/28/00	0895	516	04/17/00	0909	034
04/10/00	0904	696	04/18/00	0909	036
04/20/00	0909	030	04/27/00	0909	032
05/25/00	0909	038	05/26/00	0904	694
04/14/00	0914	533	05/16/00	0904	692
05/23/00	0911	397	06/02/00	0911	400
06/06/00	0914	520	06/21/00	0914	531
06/21/00	0914	525	06/21/00	0914	523
06/26/00	0920	171	06/28/00	0914	528
06/13/00	0929	701	06/13/00	0926	079
06/28/00	0921	427	07/17/00	0922	348
07/18/00	0921	429	07/24/00	0922	345
07/25/00	0922	343	07/25/00	0922	339

07/01/00	0926	085	08/03/00	0929	708
08/10/00	0926	081	08/11/00	0924	163
08/18/00	0929	683	08/21/00	0929	687
08/21/00	0929	693	08/22/00	0929	685
08/23/00	0926	083	08/25/00	0929	689
08/28/00	0922	431	08/28/00	0922	336
08/29/00	0929	703	08/30/00	0929	712
08/30/00	0929	695	08/30/00	0929	697
08/30/00	0929	715	08/31/00	0929	706
09/01/00	0929	691	09/01/00	0929	699
09/11/00	0929	710	09/11/00	0929	718
09/12/00	0933	490	09/16/00	0933	492
09/18/00	0933	494	09/27/00	0942	503
10/03/00	0942	505	10/13/00	0942	507
09/22/00	0956	527	10/12/00	0945	430
10/13/00	0956	529	10/26/00	0945	428
10/27/00	0956	531	10/27/00	0945	426
11/22/00	0945	420	11/02/00	0945	423
11/03/00	0956	533	11/03/00	0945	418
11/13/00	0950	627	11/29/00	0959	055
12/04/00	0956	535	12/14/00	0956	537
12/21/00	0959	057	11/22/00	0962	054

State and County

MARYLAND

Dorchester

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
04/07/00	0426	573	04/07/00	0426	571
04/07/00	0426	569	04/07/00	0426	576
07/03/00	0430	498	06/06/00	0432	0875
08/04/00	0432	0873	04/26/00	0436	0117
06/23/00	0436	0120

State and County

MARYLAND

Harford

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
01/03/00	3200	0237	01/11/00	3202	0147
02/19/00	3240	0573	03/19/00	3268	270
04/14/00	3298	337	04/14/00	3293	748
04/26/00	3293	746	05/15/00	3293	750
06/08/00	3298	333	06/12/00	3298	335
06/27/00	3314	0629	09/18/00	3355	0588
09/19/00	3355	0590	10/20/00	3387	0679
10/23/00	3387	0682	10/24/00	3387	0676
11/08/00	3398	0050	11/20/00	3395	0260
11/22/00	3428	0297	11/29/00	3428	0299
12/04/00	3428	0301	12/04/00	3428	0303
12/06/00	3428	0200	12/18/00	3424	0196

State and County

MARYLAND

Kent

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
12/15/99	0191	080	12/15/99	0191	082
01/06/00	0191	084	12/17/99	0195	002
06/26/00	201	375	07/25/00	210	072
08/21/00	206	381	09/08/00	210	070

State and County

MARYLAND

Queen Anne’s

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
09/01/99	0718	105	02/07/99	0719	182
11/15/99	0718	108	11/15/99	0718	106
12/14/99	0718	102	7/15/99	730	751
08/27/99	727	640	08/27/99	727	644
09/02/99	730	749	01/18/00	727	638
02/17/00	727	646	02/17/00	727	648
02/28/00	727	642	03/04/00	727	636

03/22/00	730	743	03/22/00	730	745
03/23/00	727	634	03/23/00	730	737
03/24/00	735	326	03/24/00	735	324
03/29/00	730	747	03/31/00	730	739
04/05/00	730	741	04/22/00	744	053
04/24/00	744	055	06/13/00	745	310
04/18/00	0751	687	04/20/00	0751	685
06/15/00	0751	691	06/27/00	0751	689
07/31/00	0750	630	08/03/00	0755	102
08/08/00	0750	632	08/08/00	0750	634
08/10/00	0750	636	10/20/00	758	264
04/20/00	758	262	08/25/00	758	266
09/08/00	757	196	10/11/00	0763	658
11/27/00	0766	541	12/04/00	0722	297
11/14/00	0767	252	11/28/00	0775	041

State and County

MARYLAND

Somerset

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
09/03/99	0488	724	09/03/99	0488	724
12/03/99	0486	726	04/17/00	453	077
04/17/00	493	075	07/28/00	0496	089
07/31/00	0496	092	08/22/00	0497	375
08/22/00	0497	377	09/19/00	0497	497
09/26/00	0498	833	11/04/00	0499	572

State and County

MARYLAND

Talbot

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
12/20/99	0955	315	01/07/00	0955	313
03/07/00	0961	914	03/25/00	0963	987
11/18/99	0970	704	03/25/00	966	397
04/04/00	966	399	05/01/00	966	401
05/05/00	966	403	06/17/00	970	706
06/19/00	970	700	07/25/00	970	702
06/06/00	0973	206	07/18/00	0975	459
07/18/00	0975	461	07/27/00	0975	463
08/16/00	0975	465	08/03/00	0977	173
06/19/00	0979	302	09/28/00	0979	304
11/17/00	0981	634	06/20/00	0981	632
08/04/00	0983	241	10/02/00	0981	638
10/04/00	0982	997	10/10/00	0981	636
11/02/00	0983	245	11/03/00	0983	243
12/11/00	0986	703	12/11/00	0986	700

State and County

MARYLAND

Wicomico

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
07/03/98	1731	513	07/17/98	1731	495
08/03/98	1731	493	08/03/98	1731	491
08/24/98	1731	485	08/31/98	1731	531
09/02/98	1731	511	09/03/98	1731	501
09/22/98	1731	497	10/11/98	1731	517
10/11/98	1731	499	11/17/98	1731	515
01/05/99	1731	489	01/05/99	1731	479
01/21/99	1731	503	02/22/99	1731	483
03/10/99	1731	533	03/10/99	1731	487
03/16/99	1731	481	03/19/99	1731	527
03/19/99	1731	523	03/19/99	1731	519

03/30/99	1731	507	10/25/99	1744	601
02/24/00	1744	594	04/03/00	1744	603
04/04/00	1744	592	05/26/00	1756	281
05/26/00	1756	279	05/30/00	1756	283
05/25/00	1762	545	06/28/00	1760	189
07/12/00	1765	015	07/12/00	1765	013
07/24/00	1766	249	07/25/00	1766	247
06/01/00	1772	743	08/28/00	1771	407
08/31/00	1773	587	09/06/00	1772	745
09/06/00	1771	409	09/14/00	1776	749
09/25/00	1779	437	09/14/00	1782	859
10/15/00	1781	738	10/25/00	1782	862
11/20/00	1785	457	11/24/00	1785	455
11/29/00	1788	060	12/14/00	1791	218

State and County

MARYLAND

Worcester

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
03/03/00	2838	073	03/17/00	2854	110
06/08/00	2878	285	10/04/00	2933	466
10/05/00	2945	169

State and County

VIRGINIA

Accomack

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
01/24/00	0823	0631	10/19/98	0835	686
11/10/98	0835	507	06/08/99	0835	598
06/08/99	0835	552	07/06/99	0835	573
07/27/99	0835	555	06/29/99	0835	518
06/30/99	0835	578	07/01/99	0835	533
07/08/99	0835	492	07/13/99	0835	569
07/13/99	0835	587	07/14/99	0835	591

07/15/99	0835	571	07/15/99	0835	501
07/20/99	0835	681	07/22/99	0835	498
07/26/99	0835	639	07/26/99	0835	595
07/26/99	0835	664	07/26/99	0835	662
07/26/99	0835	658	07/26/99	0835	637
07/27/99	0835	593	07/28/99	0835	582
07/28/99	0835	656	07/28/99	0835	632
07/28/99	0835	585	07/29/99	0835	674
08/03/99	0835	548	08/03/99	0835	539
08/10/99	0835	515	08/16/99	0835	495
08/17/99	0835	676	08/17/00	0835	566
08/17/00	0835	666	08/17/99	0835	669
08/18/99	0835	541	08/18/00	0835	543
08/18/99	0835	652	08/23/99	0835	546
08/23/99	0835	672	08/25/99	0835	589
09/01/99	0835	537	01/01/99	0835	535
09/24/99	0835	558	07/26/99	0835	560
09/29/99	0835	504	09/30/99	0835	629
09/30/99	0835	634	10/06/99	0835	650
10/06/99	0835	654	10/06/99	0835	647
10/07/99	0835	520	10/20/99	0835	575
10/25/99	0835	488	11/01/99	0835	510
11/06/99	0835	684	11/15/99	0835	679
11/17/99	0835	580	11/17/99	0835	550
11/29/99	0835	512	05/24/00	0835	563
06/28/00	0000	1569	07/14/00	0000	2158
08/25/00	0000	3084	09/21/00	0000	5487
05/11/00	0000	9692	05/23/00	0000	9671
06/01/00	0000	9704	06/13/00	0000	9696
06/15/00	0000	9644	06/21/00	0000	11426
06/29/00	0000	9661	07/20/00	0000	0684
07/24/00	0000	11422	07/25/00	0000	9680
07/23/00	0000	9648	08/09/00	0000	11432
08/10/00	0000	9636	08/18/00	0000	9710
08/21/00	0000	9688	08/25/00	0000	9652
09/29/00	0000	9666	10/03/00	0000	9640
10/10/00	0000	9700	10/27/00	0000	9656
10/27/00	0000	9675	11/04/00	0000	11430

State and County

VIRGINIA

Northampton

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
01/03/00	317	194	02/07/00	318	716
02/17/00	318	714	06/23/00	321	745
08/30/00	324	262	09/18/00	324	665
08/31/00	325	895	11/08/00	326	861
11/13/00	326	863	12/07/00	328	084
03/27/00	328	394	12/19/00	328	286

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71% Bonds	06/01/25	$100,000,000
06/19/95	6.95% Amortizing Bonds	06/01/08	$25,800,000

First Mortgage Bonds, Pledged Series I

Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$159,550,000

As supplemented and amended by this Ninety-Sixth Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Ninety-Sixth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This Ninety-Sixth Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, are The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, Attn.: Institutional Trust Services.

The Company acknowledges that it received a true and correct copy of this Ninety-Sixth Supplemental Indenture.

This Ninety-Sixth Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this Ninety-Sixth Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its Senior Vice President and Chief Financial Officer, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary and the Trustee has caused this instrument to be signed in its name and behalf by an Assistant Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of January, 2001.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ John C. van Roden, Jr.
JOHN C. VAN RODEN, JR., SENIOR VICE PRESIDENT
April 4, 2001		& CHIEF FINANCIAL OFFICER

Attest:

/s/ Nina J. Clements
NINA J. CLEMENTS, ASSISTANT SECRETARY

THE CHASE MANHATTAN BANK (formerly known as Chemical Bank)

Date of Execution	By	/s/ Wanda Eiland
WANDA EILAND, ASST. VICE PRESIDENT
April 10, 2001

Attest:

/s/ Virginia Dominguez
Virginia Dominguez, TRUST OFFICER

STATE OF DELAWARE	)
) SS.
NEW CASTLE COUNTY	)

BE IT REMEMBERED that on this 4th day of April, 2001, personally came before me, a notary public for the State of Delaware, JOHN C. VAN RODEN, JR., Senior Vice President and Chief Financial Officer of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Company; that his signature is in his own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that his act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Nina J. Clements
Notary Public, State of Delaware
My commission expires

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Nina J. Clements
Nina J. Clements

STATE OF NEW YORK	)
) SS.
COUNTY OF NEW YORK	)

BE IT REMEMBERED that on this 10 day of April, 2001, personally came before me, a Notary Public for the State of New York, WANDA EILAND, an Assistant Vice President of THE CHASE MANHATTAN BANK, a corporation of the State of New York (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Trustee; that her signature is her own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that her act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Emily Fayan
Notary Public, State of New York

[Seal]

CERTIFICATE OF RESIDENCE

THE CHASE MANHATTAN BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 450 West 33rd Street, in the Borough of Manhattan, in The City of New York, in the State of New York.

THE CHASE MANHATTAN BANK

By	/s/ Wanda Eiland
WANDA EILAND, ASST. VICE PRESIDENT

RECORDATION DATA

Executed Counterparts of the Ninety-Sixth Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

	Received	Mortgage Records
State and County	for Record	Book	Page

DELAWARE:
Kent	4/18/01	1033	211
New Castle	4/16/01	Instr. # 20010416-0026805
Sussex	4/17/01	3731	101

MARYLAND:
Caroline	4/19/01	406	990
Cecil	4/24/01	988	613
Dorchester	4/25/01	0447	0592
Harford	4/26/01	3502	703
Kent	4/23/01	0220	165
Queen Anne’s	4/19/01	795	626
Somerset	4/24/01	0505	007
Talbot	4/25/01	999	717
Wicomico	4/23/01	1812	069
Worcester	4/24/01	3024	517

VIRGINIA:
Accomack	4/18/01	2001	7352
Northampton	4/18/01	331	364

PENNSYLVANIA:

Adams	4/23/01	2262	048
Armstrong	4/19/01	2203	311
Bedford	4/19/01	849	067
Blair	4/19/01	1533	264
Cambria	4/18/01	1720	374
Cumberland	4/23/01	1694	220
Delaware	4/18/01	2158	314
Franklin	4/19/01	1639	195
Huntingdon	4/18/01	565	0386
Indiana	4/18/01	653	780
Montgomery	4/19/01	8957	327
Westmoreland	4/18/01	Instr. # 20010418001752
York	5/30/01	1439	2178

NEW JERSEY
Burlington	4/19/01	Instr. # 3507072
Camden	4/25/01	5498	867
Gloucester	4/18/01	4651	053
Middlesex	4/30/01	4901	792
(refiled 10/23/01 in mortgage records)		6946	669
Mercer	5/14/01	5927	186
Salem	4/18/01	1229	127
Somerset	4/18/01	3457	420
Warren	4/20/01	2357	22

This Instrument Prepared By:

/s/ Nina J. Clements
Nina J. Clements
Delmarva Power & Light Company
800 King Street
Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

JPMORGAN CHASE BANK

(formerly known as The Chase Manhattan Bank),

Trustee.

NINETY-SEVENTH SUPPLEMENTAL

INDENTURE

Dated as of January 1, 2002

(but executed on the dates shown on the execution page)

This NINETY-SEVENTH SUPPLEMENTAL INDENTURE, dated as of the first day of January, 2002 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a corporation of the State of New York, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this Ninety-seventh Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which JPMorgan Chase Bank is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by ninety six indentures supplemental to said Original Indenture dated as of October 1, 1943, of which ninety six supplemental indentures the Ninety Sixth Supplemental Indenture is dated as of January 1, 2001, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this Ninety-seventh Supplemental Indenture has been duly authorized by Unanimous Written Consent of the Board of Directors of the Company, and all conditions and requirements necessary to make this Ninety-seventh Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this NINETY-SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof:

(NONE)

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 2001, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Record to which reference is made for a more particular description, to wit:

State and County

DELAWARE

New Castle

Received For Record	Deed Records Instrument	Received For Record	Deed Records Instrument
04/12/01	20010412-0025847	04/12/01	20010412-0025848
04/12/01	20010412-0025849	06/18/01	20010618-0047663
12/18/00	20010105-0001174	04/15/01	20010821-0067933
04/15/01	20010821-0067931	04/15/01	20010821-0067932
04/19/01	20010420-0028730	04/19/01	20010420-0028731
04/27/01	20010806-0063282	04/30/01	20010821-0067934
05/03/01	20010821-0067941	05/03/01	20010821-0067940
05/03/01	20010821-0067939	05/23/01	20010821-0067938
05/31/01	20010621-0048701	06/07/01	20010724-0058751
06/18/01	20010821-0067936	06/21/01	20010821-0067937
06/26/01	20010627-0050611	06/27/01	20010821-0067935
07/17/01	20010821-0067930	02/01/01	20010928-0079932
06/27/01	20010914-0075764	07/30/01	20010914-0075766
08/01/01	20010928-9979934	08/02/01	20010914-0075766
08/10/01	20010914-0075767	07/10/01	20011102-0090733
07/10/01	20011102-0090735	08/14/01	20011031-0089856
08/21/01	20011204-0101483	09/06/01	20011102-0090736
09/11/01	20011031-0089658	09/19/01	20011116-0095286
09/27/01	20011204-0101484	09/28/01	20011031-0089857
10/02/01	20011105-0091435	10/17/01	20011031-0089855
10/12/01	20011105-0091434	10/12/01	20011031-0089859
10/16/01	20011116-0095285	10/19/01	20011116-0095287
10/19/01	20011105-0091436	10/30/01	20011116-0095288
10/30/01	20011116-0095289	10/31/01	20011116-0095290
11/02/01	20011204-0101485	11/05/01	20011207-0103183
04/09/01	20010409-0024576

State and County

DELAWARE

Kent

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
05/30/01	425	259	07/10/01	432	003
08/20/01	235	038	08/28/01	235	036
11/12/01	448	058	12/26/01	453	180

State and County

DELAWARE

Sussex

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
03/26/01	2582	315	04/12/01	2616	345
05/04/01	2595	030	09/10/01	2637	083

State and County

MARYLAND

Caroline

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
01/08/01	401	026	04/16/01	415	234
04/16/01	415	232	04/03/01	411	248
06/30/01	415	001	06/30/01	415	999
07/13/01	4212	947	12/10/01	431	757

State and County

MARYLAND

Cecil

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
01/16/01	0963	693	03/28/01	1042	709
03/28/01	1042	705	03/29/01	1042	718
03/28/01	1042	726	04/29/01	1042	722
05/09/01	1042	713	06/05/01	1021	171
06/21/01	1024	258	06/25/01	1029	665
07/09/01	1042	700	07/16/01	1042	736
07/19/01	1042	067	07/30/01	1042	732
07/31/01	1042	734	08/02/01	1042	730
08/21/01	1045	064	08/27/01	1045	069
08/18/01	1059	231	09/09/01	1051	102
09/13/01	1054	715	09/29/01	1059	288
10/08/01	1059	233	10/09/01	1087	090
10/09/01	1087	092	11/05/01	1087	095
11/29/01	1090	486	11/29/01	1100	102
12/06/01	1090	488	12/14/01	1100	452
12/21/01	1103	405	12/26/01	1100	454
12/28/01	1103	403

State and County

MARYLAND

Dorchester

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
01/23/01	0445	0754	06/05/01	0454	0418
06/11/01	0458	0680	06/21/01	0548	0684
06/21/01	0458	0682	06/25/01	0458	0678
10/12/01	0463	0844

State and County

MARYLAND

Harford

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
01/02/01	3424	0192	01/12/01	3428	0305
06/17/01	3603	0545	07/15/01	3641	0159
07/19/01	3641	0161	07/31/01	3645	0669
08/09/01	3652	0649	08/09/01	3652	0647
08/03/01	3674	0414	09/01/01	36987	0242
09/24/01	3706	0005	07/11/01	3772	0399
10/22/01	3770	0332	11/05/01	3770	0334
11/13/01	3772	0341	12/04/01	3790	0713

State and County

MARYLAND

Kent

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
01/10/01	0214	208	01/19/01	0214	430
05/29/01	0232	431	10/02/01	0238	274
11/28/01	0273	373	11/28/01	0243	371
12/07/01	0247	032

State and County

MARYLAND

Queen Anne’s

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
01/08/01	0777	638	04/17/01	0822	011
04/25/01	0826	015	05/14/01	0826	017
05/21/01	0822	013	06/08/01	0822	015
06/18/01	0822	018	07/20/01	0831	199
07/24/01	0831	201	07/24/01	0831	203
08/02/01	0836	203	08/02/01	0836	201
08/27/01	0831	205	08/13/01	0832	420
08/13/01	0436	199	08/22/01	0836	197
08/31/01	0836	195	09/10/01	0850	317
09/10/01	0841	064	09/12/01	0841	062
09/24/01	0850	319	10/01/01	0849	127
10/02/01	0849	129	11/15/01	0867	422
12/05/01	0867	420	12/12/01	0876	501
12/17/01	0876	499

State and County

MARYLAND

Somerset

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
06/27/01	0510	709	08/24/01	0511	756
07/28/01	0513	939	07/21/01	0513	942
10/11/01	0513	945	12/04/01	0516	957

State and County

MARYLAND

Talbot

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
01/02/01	0988	793	01/10/01	0988	795
05/17/01	1013	151	06/04/01	1012	835
06/16/01	1013	153	06/21/01	1013	156
07/05/01	1017	124	07/11/01	1017	122
08/03/01	1019	497	08/08/01	1019	499
03/29/01	1005	909	09/11/01	1023	935
09/11/01	1024	964	09/19/01	1208	235
09/21/01	1028	237	07/09/01	1038	740
12/03/01	0867	418

State and County

MARYLAND

Wicomico

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
01/19/01	1795	687	01/23/01	1835	757
05/22/01	1835	755	06/05/01	1845	387
08/03/01	1849	571	09/04/01	1859	160
10/10/01	1875	728	10/02/01	1875	730
11/12/01	1881	351	11/20/01	1879	088
11/30/01	1881	353	12/03/01	1881	355

State and County

MARYLAND

Worcester

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
12/06/01	3223	476	12/10/01	3223	482
12/10/01	3223	478

State and County

VIRGINIA

Accomack

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
05/30/01	2001	18891	06/13/01	2001	18893
06/27/01	2001	25765	09/18/01	2001	24239
09/28/01	2001	25767	10/02/01	2001	25771
10/03/01	2001	25773	10/18/01	2001	25762
10/14/01	2002	00852	11/01/01	2002	00854
01/01/02	2002	02368

State and County

VIRGINIA

Northampton

Received for Record	Deed Records		Received for Record	Deed Records
	Book	Page		Book	Page
11/29/01	344	280	12/05/01	344	282

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71% Bonds	06/01/25	$100,000,000
06/19/95	6.95% Amortizing Bonds	06/01/08	$25,800,000

First Mortgage Bonds, Pledged Series I

Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$159,550,000

As supplemented and amended by this Ninety-seventh Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Ninety-seventh Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This Ninety-seventh Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, are JPMorgan Chase Bank, 450 West 33rd Street, New York, New York 10001, Attn.: Institutional Trust Services.

The Company acknowledges that it received a true and correct copy of this Ninety-seventh Supplemental Indenture.

This Ninety-seventh Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this Ninety-seventh Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its Senior Vice President and Chief Financial Officer, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary and the Trustee has caused this instrument to be signed in its name and behalf by an Assistant Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of January, 2002.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ John C. van Roden, Jr.
JOHN C. VAN RODEN, JR., SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER
March 1, 2002

Attest:

/s/ Nina J. Clements
NINA J. CLEMENTS, ASSISTANT SECRETARY

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank)

Date of Execution	By	/s/ Wanda Eiland
WANDA EILAND, ASSISTANT VICE PRESIDENT
March 6, 2002

Attest:

/s/ Virginia Dominguez
VIRGINIA DOMINGUEZ, TRUST OFFICER

STATE OF DELAWARE	)
) SS.
NEW CASTLE COUNTY	)

BE IT REMEMBERED that on this 1 day of March, 2002, personally came before me, a notary public for the State of Delaware, JOHN C. VAN RODEN, JR., Senior Vice President and Chief Financial Officer of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Company; that his signature is in his own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that his act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Nina J. Clements
Notary Public, State of Delaware
My commission expires Sept. 14, 2004

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Nina J. Clements
Nina J. Clements

STATE OF NEW YORK	)
) SS.
COUNTY OF NEW YORK	)

BE IT REMEMBERED that on this 6 day of March, 2002, personally came before me, a Notary Public for the State of New York, Wanda Eiland, Assistant Vice President of JPMORGAN CHASE BANK, a corporation of the State of New York (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Trustee; that her signature is her own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that her act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Emily Fayan
Notary Public, State of New York

[Seal]

CERTIFICATE OF RESIDENCE

JPMORGAN CHASE BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 450 West 33rd Street, in the Borough of Manhattan, in The City of New York, in the State of New York.

JPMORGAN CHASE BANK

By	/s/ Wanda Eiland
Wanda Eiland, Assistant Vice President

RECORDATION DATA

Executed Counterparts of the Ninety-seventh Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

	Received	Mortgage Records
State and County	for Record	Book	Page

DELAWARE:
Kent	03/22/02	1320	101
New Castle	03/22/02	Inst. # 20020322-0027944
Sussex	3/18/02	04385	294

MARYLAND:
Caroline	03/20/02	438	877
Cecil	04/15/02	1147	105
Dorchester	03/26/02	478	0210
Harford	04/15/02	3938	335
Kent	04/15/02	258	422
Queen Anne’s	03/25/02	899	230
Somerset	04/02/02	521	962
Talbot	03/27/02	1055	648
Wicomico	03/28/02	1912	097
Worcester	03/26/02	3287	332

VIRGINIA:
Accomack	03/25/02	Inst. # 200201636
Northampton	03/25/02	Inst. # 020000755

PENNSYLVANIA:

Adams	03/22/02	2597	0342
Armstrong	03/22/02	2371	0302
Bedford	03/22/02	907	824
Blair	03/21/02	1623	601
Cambria	03/21/02	1798	1201
Cumberland	3/22/02	1752	4553
Delaware	03/22/02	Inst. # 2002030905
Franklin	03/21/02	1846	383
Huntingdon	03/21/02	607	0048
Indiana	03/22/02	694	555
Montgomery	03/27/02	9478	1477
Westmoreland	03/21/02	Inst. # 200203210019580
York	03/21/02	Inst. # 2002022828

NEW JERSEY
Burlington	04/30/02	8420	653
Camden	05/02/02	5860	270
Gloucester	04/11/02	5327	93
Middlesex	04/08/02	7330	803
Mercer	04/09/02	6868	22
Salem	04/09/02	1351	13
Somerset	04/05/02	5133	707
Warren	04/05/02	1800	261

This Instrument Prepared By:

/s/ Nina J. Clements
Nina J. Clements
Delmarva Power & Light Company
800 King Street
Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

JPMORGAN CHASE BANK

(formerly known as The Chase Manhattan Bank),

Trustee.

NINETY-EIGHTH SUPPLEMENTAL

INDENTURE

Dated as of January 1, 2003

(but executed on the dates shown on the execution page)

This NINETY-EIGHTH SUPPLEMENTAL INDENTURE, dated as of the first day of January, 2003 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a corporation of the State of New York, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this Ninety-eighth Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which JPMorgan Chase Bank is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by ninety seven indentures supplemental to said Original Indenture dated as of October 1, 1943, of which ninety seven supplemental indentures the Ninety Seventh Supplemental Indenture is dated as of January 1, 2002, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this Ninety-eighth Supplemental Indenture has been duly authorized by Unanimous Written Consent of the Board of Directors of the Company, and all conditions and requirements necessary to make this Ninety-eighth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this NINETY-EIGHTH SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof:

1. A perpetual easement and right-of-way granted by Motiva Enterprises LLC unto the Company to erect, construct, install, operate, maintain, renew, repair, add to, relocate and remove facilities, including poles, wires, cables, anchors, guys and other apparatus for transmitting, distributing and supplying light, heat, and power, by electricity, and other appropriate facilities including gas, communications, accessories, appurtenances, in, on, over, under and across ALL THAT CERTAIN tract, piece or parcel of land situate in New Castle Hundred and Red Lion Hundred, New Castle County, Delaware, and shown as a fifty foot wide utility easement on a plan prepared by Mann-Talley, Inc., Civil Engineers and Surveyors of Wilmington, Delaware on drawing number C16-18, dated April 24, 1970. Containing approximately 7.75 acres. The Easement Agreement is dated as of August 14, 2002, recording instrument number 20020920-0090635.

The above property and rights are designated “508” for the purposes of the Original Indenture and all indentures supplemental thereto.

2. A perpetual easement and right-of-way granted by Motiva Enterprises LLC unto the Company to erect, construct, install, operate, maintain, renew, repair, add to, relocate and remove facilities, including poles, wires, cables, anchors, guys and other apparatus for transmitting, distributing and supplying light, heat, and power, by electricity, and other appropriate facilities including gas, communications, accessories, appurtenances, in, on, over, under and across ALL THAT CERTAIN tract, piece or parcel of land situate in New Castle Hundred and Red Lion Hundred, New Castle County, Delaware, and shown as a portion of Easement Area 1, Easement Area 2 and Easement Area 3, all shown on a plan prepared by Van Demark & Lynch, Inc., dated April 4, 2000 and revised June 27, 2000, and titled “Easements for Access and Other Facilities, project No. 19881, File No. 34526-M, Sheet 1 of 1. This Easement Agreement is dated as of August 14, 2002, recording instrument number 20020920-0090634.

The above property and rights are designated “509” for the purposes of the Original Indenture and all indentures supplemental thereto.

3. All that certain tract, piece or parcel of land with the improvements thereon situate westerly of River Road (Delaware Route No. 9) and northerly of Conrail (Newark-Delaware City Branch), Red Lion Hundred, New Castle County, Delaware, shown as Parcel 1 on Record Minor Land Development and Subdivision Plan, Star Enterprise Repowering Project, prepared by Van Demark & Lynch, Inc., dated July 25, 1997, and recorded August 18, 1997 in the Office of the Recorder of Deeds in and for New Castle County, Delaware, at Microfilm No. 13276. Deed to Delmarva Power & Light Company dated September 20, 2002, recording instrument number 20020920-0090630.

The above property and rights are designated “510” for the purposes of the Original Indenture and all indentures supplemental thereto.

4. A perpetual easement and right-of-way granted by Motiva Enterprises LLC unto the Company to erect, construct, install, operate, maintain, renew, repair, add to, relocate and remove facilities, including poles, wires, cables, anchors, guys and other apparatus for transmitting, distributing and supplying light, heat, and power, by electricity, and other appropriate facilities including gas, communications, accessories, appurtenances, in, on, over, under and across ALL THAT CERTAIN tract, piece or parcel of land situate on the northerly side of Conrail and westerly of Delaware Route No. 9, Red Lion Hundred, New Castle County, Delaware, and shown as a forty foot wide utility easement on a plan prepared by Van Demark & Lynch, Inc., Civil Engineers and Surveyors of Wilmington, Delaware on drawing number 32835-LE, dated October 9, 1997, entitled “Easement Plan for Delmarva Power & Light Company through lands of Motiva Enterprises LLC”. Easement Agreement dated as of August 14, 2002, recording instrument number 20020920-0090637.

The above property and rights are designated “511” for the purposes of the Original Indenture and all indentures supplemental thereto.

5. All that certain piece, parcel or tract of land situate, lying and being in Dagsboro Hundred, Sussex County, Delaware, lying on the southerly side of County Road 337, more particularly described as Parcel “A” on a survey prepared by Adams-Kemp Associates, Inc., Professional Land Surveyors and Planners, dated September 23, 1998 and filed for record in the office of the Recorder of Deeds, in and for Sussex County at Georgetown, Delaware, in Plot Book 68, page 151. Deed to Delmarva Power & Light Company dated June 13, 2002, recorded in Book 2718, page 127.

The above property and rights are designated “512” for the purposes of the Original Indenture and all indentures supplemental thereto.

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 2002, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Record to which reference is made for a more particular description, to wit:

State and County

DELAWARE

New Castle

Received For Record	Deed Records Instrument	Received For Record	Deed Records Instrument
08/28/01	20020115-0004607	08/31/01	20020113-0014416
10/04/01	20020113-0014417	10/26/01	20020115-0004606
10/30/01	20020115-0004608	11/01/01	20020115-0004605
11/08/01	20020115-0004297	11/15/01	20020115-0004609
11/20/01	20020115-0004610	11/28/01	20020115-0004298
12/04/01	20020115-0004299	01/14/02	20020213-0014414
01/14/02	20020213-0014415	01/14/02	20020219-0016424
01/19/02	20020219-0016425	08/29/01	20020327-0029299
12/08/01	20020327-0029300	12/10/01	20020327-0029301
01/07/02	20020327-0029302	01/31/02	20020305-0021314
02/01/02	20020312-0023460	02/12/02	20020312-0023461
02/18/02	20020312-0023462	02/20/02	20020312-0023463
02/20/02	20020312-0023464	08/13/01	20020412-0034786
10/16/01	20020412-0034787	11/12/01	20020412-0034789
12/04/01	20020412-0034790	12/13/01	20020400-0033110
12/14/01	20020520-0046968	12/16/01	20020412-0034791
12/18/01	20020412-0034788	01/22/02	20020506-0041857
01/22/02	20020506-0041858	01/22/02	20020506-0041589
01/03/02	20020412-0034792	01/15/02	20020412-0034793
02/20/02	20020423-0037795	02/28/02	20020408-0033115
02/27/02	20020408-0033114	02/13/02	20020400-0033113
02/13/02	20020400-0033112	02/13/02	20020408-0033111
03/13/02	20020412-0034794	03/22/02	20020503-0041503

03/22/02	20020412-0034796	03/20/02	20020412/0034795
03/22/02	20020412-0034797	04/09/02	20020520-0046969
04/17/02	20020520-0046975	04/17/02	20020520-0046973
04/17/02	20020520-0046972	04/17/02	20020520-0046971
04/17/02	20020520-0046970	04/17/02	20020520-0046976
04/23/02	20020520-0046977	04/29/02	20020603-0052198
04/30/02	20020603-0052199	05/02/02	20020520-0046978
05/06/02	20020603-0052200	05/02/02	20020610-555187
05/02/02	20020610-0555188	05/13/02	20020610-0055186
05/16/02	20020610-0055189	05/20/02	20020624-0061090
05/20/02	20020624-0061089	05/20/02	20020624-0061088
06/10/02	20020712-0067268	06/10/02	20020712-0067267
06/20/02	20020712-0067269	06/28/02	20020731-0073920
07/09/02	20020731-0073921	07/15/02	20020806-0075275
07/15/02	20020823-0081791	07/23/02	20020823-0081792
07/29/02	20020823-0081793	08/06/02	20020823-0081797
08/06/02	20020823-0081796	08/06/02	20020823-0081795
08/06/02	20020823-0081794	08/07/02	20020823-0081798
07/26/02	20020916-9988413	08/06/02	20020903-0084872
08/13/02	20020916-0088412	08/13/02	20020916-0088411
08/19/02	20021015-0098473	08/22/02	20021015-0098475
08/22/02	20021015-0098474	08/22/02	20020916-0088410
08/26/02	20020916-0088325	08/26/02	20020916-0088322
08/29/02	20020916-0088323	08/30/02	20020916-0088324
08/30/02	20021004-0096006	08/30/02	20021004-0096005
08/30/02	20021004-0096004	09/03/02	20020916-0088321
09/04/02	20021004-0096003	09/09/02	20021004-0096007
05/14/02	20020514-0045022

State and County

DELAWARE

Kent

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
01/24/02	463	076	06/13/02	485	097
06/17/02	485	095	09/16/02	496	198
06/25/02	482	103	05/20/02	476	150

State and County

DELAWARE

Sussex

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
10/23/01	2664	090	02/02/02	2675	162
02/28/02	2692	319	03/29/02	2702	101
02/12/02	2729	303	04/12/02	2713	052
06/05/02	2744	286	07/12/02	2742	191
07/16/02	2740	141	07/22/02	2744	284
07/31/02	2744	284	07/31/02	2744	280

State and County

MARYLAND

Caroline

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
01/14/02	439	200	02/25/02	438	522
12/05/01	439	198	03/01/02	440	043
03/01/02	440	041	04/03/02	442	343
04/09/02	442	489	04/11/02	442	491
04/25/02	444	190	05/07/02	444	836
05/04/02	449	217	07/13/02	451	175
05/30/02	353	340	06/13/02	353	345
06/12/02	352	891	07/02/02	354	532
07/08/02	454	165	07/15/02	454	167

State and County

MARYLAND

Cecil

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
12/12/01	1128	434	09/26/01	1128	432
01/04/02	1111	271	01/07/02	1111	269
01/24/02	1116	730	01/26/02	1116	733
01/28/02	1124	277	01/28/02	1116	738
01/28/02	1116	736	02/02/02	1128	438
02/05/02	1128	430	12/12/01	1142	169
02/27/02	1145	647	02/27/02	1145	645
03/03/02	1145	650	03/06/02	1138	349
03/06/02	1142	171	03/07/02	1142	175
03/07/02	1142	173	03/12/02	1145	653
03/15/02	1142	177	03/18/02	1142	147
03/27/02	1145	655	04/25/02	1163	688

05/09/02	1167	524	05/10/02	1167	526
05/14/02	1170	438	05/05/02	1170	440
05/09/02	1203	122	05/09/02	1203	120
05/09/02	1192	387	05/23/02	1178	706
06/04/02	1183	013	06/04/02	1183	017
06/04/02	1183	011	06/06/02	1183	015
06/07/02	1189	405	06/10/02	1203	124
06/21/02	1192	395	06/21/02	1192	393
06/21/02	1192	391	06/21/02	1192	389
07/03/02	1195	198	07/03/02	1195	200
07/07/02	1195	202	07/09/02	1203	126
07/15/02	1208	636	07/15/02	1208	634
07/16/02	1203	128	07/21/02	1208	636
07/16/02	1212	061	08/05/02	1221	031
08/08/02	1221	033	08/12/02	1216	588
08/20/02	1221	035	08/26/02	1237	194
08/29/02	1228	354	08/30/02	1228	352
08/30/02	1234	460	09/10/02	1234	462
09/11/02	1247	109	09/16/02	1244	167
09/21/02	1244	169	09/30/02	1244	171
10/02/02	1244	173	10/09/02	1247	111
10/14/02	1252	099	10/21/02	1255	593
10/21/02	1255	591	11/26/02	1266	290

State and County

MARYLAND

Dorchester

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
03/08/02	480	0909	04/01/02	480	0911
04/22/02	483	0509	05/31/02	487	165
08/01/02	492	257	08/07/02	492	255
08/26/02	499	181

State and County

MARYLAND

Harford

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
01/11/02	3856	618	01/16/02	3860	538
01/31/02	3880	534	11/29/01	3818	253
08/31/01	3860	536	02/11/02	3938	234
02/11/02	3910	672	02/21/02	3910	670
02/28/02	3926	124	03/25/02	3966	514
03/25/02	3943	479	03/28/02	3966	518

04/01/02	3954	311	04/19/02	3966	516
05/10/02	4001	719	04/26/02	4001	721
04/15/02	4025	459	05/16/02	4025	457
05/31/02	4038	041	06/10/02	4050	243
06/11/02	4049	245	05/21/02	4049	247
05/28/02	4147	113	07/23/02	4103	439
08/24/02	4147	115	08/26/02	4147	117
09/03/02	4156	637	09/06/02	4164	242
09/06/02	4164	240	09/06/02	4164	238
09/12/02	4164	244	09/12/02	4177	530

State and County

MARYLAND

Kent

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
02/15/02	0253	600	02/14/02	257	361
02/22/02	257	363	03/04/02	256	469
03/04/02	256	471	03/04/02	256	473
04/04/02	256	475	03/11/02	260	331
04/21/02	261	418	04/29/02	264	349
04/29/02	264	347	04/29/02	264	345
07/16/02	270	048	07/01/02	271	538
07/01/02	271	540	07/01/02	271	536
08/12/02	273	005	08/16/02	273	003
08/21/02	273	469	09/05/02	276	379
09/05/02	278	133	09/06/02	276	381
09/09/02	278	135	10/07/02	0279	599

State and County

MARYLAND

Queen Anne’s

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
01/07/02	0882	459	01/17/02	1119	601
02/22/02	0892	371	02/01/02	0910	686
03/19/02	0903	420	03/22/02	0906	164
04/07/02	0910	688	03/21/02	913	148
03/28/02	913	146	04/30/02	918	625
05/01/02	920	582	05/03/02	920	584
05/05/02	928	430	05/07/02	928	434
05/28/02	928	436	05/16/02	935	080
06/11/02	935	598	06/01/02	935	600
05/06/02	937	280	07/01/02	939	528
07/11/02	944	689	07/12/02	944	691

07/22/02	944	693	07/17/02	948	643
08/05/02	950	477	08/08/02	953	609
08/20/02	956	346	08/18/02	968	540
09/03/02	968	538	09/03/02	966	163
09/12/02	962	056	09/18/02	975	717
09/26/02	972	396	10/01/02	975	713
10/02/02	975	715	10/08/02	975	711
10/14/02	986	322	10/16/02	984	697
10/25/02	986	320

State and County

MARYLAND

Somerset

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
01/25/02	0519	475	04/08/02	0523	463
04/24/02	0523	067	02/17/00	0491	117
06/17/02	0526	080	06/17/02	0526	080
08/16/02	529	407	08/22/02	0531	175
08/24/02	0531	177	09/25/02	0531	963
09/30/02	0531	961

State and County

MARYLAND

Talbot

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
02/26/02	1054	637	01/28/02	1049	092
09/10/01	1049	094	11/29/01	1049	155
12/09/01	1049	157	02/18/02	1057	618
03/22/02	1060	779	04/24/02	1065	255
05/02/02	1067	901	05/10/02	1067	903
05/14/02	1067	905	05/15/02	1067	907
05/16/02	1067	909	12/05/01	1070	462
06/07/02	1070	464	06/10/02	1075	791
06/12/02	1072	613	08/12/02	1090	571
08/12/02	1090	569	08/12/02	1090	567
08/20/02	1088	292	08/27/02	1088	290
08/08/02	1088	288	08/30/02	1088	286
09/13/02	1092	420	09/24/02	1094	698
08/05/02	1996	540	08/29/02	1096	542
10/11/02	1099	792	10/09/02	1099	790
			10/20/02	1101	880

State and County

MARYLAND

Wicomico

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
11/29/01	1888	015	10/24/01	1888	013
02/28/02	1912	692	03/26/02	1919	023
04/11/02	1927	055	05/09/02	1933	419
05/14/02	1944	235	05/14/02	1938	040
05/15/02	1933	421	06/06/02	1938	043
06/20/02	1944	237	06/22/02	1945	848
07/05/02	1948	038	09/14/02	1979	291
09/24/02	1975	251

State and County

MARYLAND

Worcester

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
03/09/02	3290	171	03/18/02	3290	169
04/01/02	3337	147	05/02/02	3337	151
05/29/02	3366	545	05/30/02	3366	548
05/31/02	3366	550	06/05/02	3366	552
09/14/02	3488	217	09/12/02	3488	219
09/13/02	3488	215

State and County

VIRGINIA

Accomack

Received	Deed Records	Received	Deed Records
for Record	Instrument	for Record	Instrument
01/17/02	200909	02/08/02	201142
05/17/02	200910	03/29/02	200202835
03/29/02	200202836	03/19/02	203750
05/06/02	203749	05/06/02	203748
08/09/02	200205068	09/23/02	200207122

State and County

VIRGINIA

Northampton

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
02/06/02	346	675	05/24/02	266	020802902
09/19/02	264	020002901

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71% Bonds	06/01/25	$100,000,000
06/19/95	6.95% Amortizing Bonds	06/01/08	$25,800,000

First Mortgage Bonds, Pledged Series I

Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$159,550,000

As supplemented and amended by this Ninety-eighth Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Ninety-eighth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This Ninety-eighth Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, is JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, Attn.: Institutional Trust Services.

The Company acknowledges that it received a true and correct copy of this Ninety-eighth Supplemental Indenture.

This Ninety-eighth Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this Ninety-eighth Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its Senior Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary and the Trustee has caused this instrument to be signed in its name and behalf by an Assistant Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of January, 2003.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ B.S. Graham
BARBARA S. GRAHAM, SENIOR VICE PRESIDENT
February 17, 2003

Attest:

/s/ Nina J. Clements
NINA J. CLEMENTS, ASSISTANT SECRETARY

JPMORGAN CHASE BANK
(formerly known as The Chase Manhattan Bank)

Date of Execution	By	/s/ Wanda Eiland
Wanda Eiland, Assistant Vice President
February 26, 2003

Attest:

/s/ Virginia Dominguez
Virginia Dominguez, Trust Officer

STATE OF DELAWARE	)
) SS.
NEW CASTLE COUNTY	)

BE IT REMEMBERED that on this 17 day of February 2003, personally came before me, a notary public for the State of Delaware, Barbara S. Graham, Senior Vice President of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Company; that her signature is in her own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that her act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Nina J. Clements
Notary Public, State of Delaware
My commission expires 9/14/04

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Nina J. Clements
Nina J. Clements

STATE OF NEW YORK	)
) SS.
COUNTY OF NEW YORK	)

BE IT REMEMBERED that on this 26 day of February, 2003, personally came before me, a Notary Public for the State of New York, Wanda Eiland, Assistant Vice President of JPMORGAN CHASE BANK, a corporation of the State of New York (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Trustee; that her signature is her own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that her act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Emily Fayan
Notary Public, State of New York

[Seal]

CERTIFICATE OF RESIDENCE

JPMORGAN CHASE BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 4 New York Plaza, in the Borough of Manhattan, in The City of New York, in the State of New York.

JPMORGAN CHASE BANK

By	/s/ Wanda Eiland
Wanda Eiland, Assistant Vice President

RECORDATION DATA

Executed Counterparts of the Ninety-eighth Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

	Received	Mortgage Records
State and County	for Record	Book	Page
DELAWARE:
Kent	3/15/03	1735	300
New Castle	3/12/03	Inst. # 20030312-0031562
Sussex	3/17/03	5313	185
MARYLAND:
Caroline	3/20/03	477	968
Cecil	4/21/03	1360	470
Dorchester	4/2/03	519	117-132
Harford	4/25/03	4545	001
Kent	4/18/03	304	325
Queen Anne’s	3/14/03	1045	675
Somerset	4/1/03	541	369
Talbot	3/12/03	1132	172
Wicomico	3/27/03	2040	833-848
Worcester	3/26/03	3638	136-151
VIRGINIA:
Accomack	3/28/03	Instr. # 200302016
Northampton	3/28/03	Instr. # 030000920
PENNSYLVANIA:
Adams	3/18/03	3018	283
Armstrong	3/18/03	2559	45
Bedford	3/14/03	953	104
Blair	3/14/03	1734	001
Cambria	3/13/03	1877	975
Cumberland	3/14/03	1800	2641
Delaware	3/17/03	2706	1193
Franklin	3/13/03	2082	452
Huntingdon	3/13/03	651	845
Indiana	3/17/03	1266	288
Montgomery	3/14/03	1021	60161
Westmoreland	3/17/03	Inst. # 200303170020543
York	3/14/03	1552	7748
NEW JERSEY
Burlington	4/30/03	9030	895
Camden	4/18/03	7077	1500
Gloucester	4/29/03	6342	54
Middlesex	4/29/03	8324	0037
Mercer	10/23/03	8397	0469
Salem	4/30/03	1509	1
Somerset	9/12/03	5457	2240
Warren	4/29/03	1863	336

This Instrument Prepared By:

/s/ Christie Day Cannon
Christie Day Cannon
Delmarva Power & Light Company
800 King Street
Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

THE BANK OF NEW YORK MELLON,

Trustee.

ONE HUNDRED AND FOURTH SUPPLEMENTAL

INDENTURE

Dated as of January 1, 2009

(but executed on the dates shown on the execution page)

This ONE HUNDRED AND FOURTH SUPPLEMENTAL INDENTURE, dated as of the first day of January, 2009 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and THE BANK OF NEW YORK MELLON, a national banking association, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this One Hundred and Fourth Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which The Bank of New York Mellon is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by one hundred and three indentures supplemental to said Original Indenture dated as of October 1, 1943, of which one hundred and three supplemental indentures the One Hundred and Third Supplemental Indenture is dated as of January 1, 2008, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this One Hundred and Fourth Supplemental Indenture has been duly authorized by Unanimous Written Consent of the Board of Directors of the Company, and all conditions and requirements necessary to make this One Hundred and Fourth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this ONE HUNDRED AND FOURTH SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture:

The Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof: NONE

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 2008, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:

State and County

DELAWARE

New Castle

Received For Record	Instrument No.	Tax ID No
09/12/05	20080311-0016619	12-007.00-019
08/03/07	20080320-0018660	26-050.00-016, 018,019,020,022, 23 & 065
11/16/07	20080311-0016625	11-017.20-156 & 11-017.20-157
12/04/07	20080311-0016622	13-004.00-002
01/10/08	20080311-0016626	15-021.00-144
01/11/08	20080111-0002766	07-012.00-032
01/11/08	2008011-0002765	15-016.00-145
01/23/08	20080311-0016624	13-013.00-066
01/29/08	20080129-0006352	13-008.00-026
01/29/08	20080311-0016621	13-007.00074 & 13-007.00-12
01/31/08	20080311-0016623	15-025.00-036
02/08/08	20080208-008960	11-061.00-003
02/08/08	20080208-0008958	11-020.20-040
02/08/08	20080208-0008959	08-026.00-052 & 08-033.00-001
02/08/08	20080208-0008956	11-033-00-092
02/08/08	20080208-0008957	15-020.00-024
02/08/08	20080208-0008954	08-039.10-264 & 08-039.10-265
02/08/08	20080208-0008955	15-011.00-074
02/08/08	20080208-0008953	10-041.00-007
02/14/08	20080311-0016620	08-050.20-021
02/14/08	20080214-0010100	10-035.00-009
02/14/08	20080214-0010098	10-010.40-028
02/14/08	20080214-0010099	10-036.00-007
02/14/08	20080214-0010096	13-016.00-006
02/14/08	20080214-0010097	25-002.00-075
02/14/08	20080214-0010104	06-017.00-030
02/14/08	20080214-0010105	18-013.00-048, 18-013.00-049, 18-013.00-050, 18-013.00-051 & 18-013.00-190
02/14/08	20080214-0010103	14.019.00-248
02/14/08	20080214-0010102	07-032.10-035 & 07-032.10-041

02/14/08	20080214-0010101	14-019.00-247
05/14/08	20080514-0033456	14-012.00-170
05/14/08	20080514-0033457	14-019.00-073
05/14/08	20080514-0033458	14-012.00-171
05/14/08	20080514-0033459	08-032.00-032
05/14/08	20080514-0033460	11-012.00-077
05/14/08	20080514-0033461	12-028.10-001
05/14/08	20080514-0033462	22-007.00-185
05/14/08	20080514-0033464	11-023.00-055
05/14/08	20080514-0033463	22-007.00-199, 22-007.00-200, 22-007.00-201
05/28/08	20080528-0036394	08-027.00-002
07/01/08	20080701-0045164	11-025.00-027
07/01/08	20080701-0045162	11-025.00-027
07/02/08	20080702-0046113	11-023.00-108, 11-23.00-109, 11-023.20-377 thru11-023.20-408, 11-023.40-534 thru 11- 023.40-595, 11-023.40-597 thru 11-023.40-628
07/02/08	20080702-0046114	11-023.20-352, 11-023.20-425 and 11- 023.40-596
07/02/08	20080702-0046115	08-050.40-011
07/02/08	20080702-0046116	14-007.00-003
07/02/08	20080702-0046117	11-004.00-012 & 18 & 29 & 30
07/02/08	20080702-0046118	11-023.20-417
07/02/08	20080702-0046119	11-030.00-027, 11-030.00-029, 11-030-00.031, 11-030.00-032, 11-030.00-34, 11-303.00-045
07/02/08	20080702-0046120	11-039.00-043
07/02/08	20080702-0046121	11-012.00-005
07/02/08	20080702-0046122	26-027.30-468, 26-027.30-502, 26-027.30-503, 26-027.40-104 thru 27-027.40-109, 26-027.40-419 thru 27-027.40-429
07/02/08	20080702/0046123	15-026.00-203
08/02/08	20080820-0057207	07-032.20-003, 07-032.20-048, 07-032.20-049, 07-032.20-051, 07-032.20-052, 07-032.20-053, 07-032.20-054, 07-032.20-055, 07-032.20-057, 07-032.20-072
08/13/08	20080813-0088721	15-026.00-199
08/13/08	20080813-0055720	14-013.00-001
08/13/08	20080813-0055719	13-023.40-081
08/13/08	20080813-0055718	07-041.40-173
08/13/08	20080813-0055717	11-012.00-011, 11-012.00-067, 11-012.20-001 thru 11-012.20-053
10/16/08	20081016-0068822	0702930040
10/16/08	20081016-0068823	09-029.00-027, 09-029.00-040, 09-029.00-041
10/16/08	20081016-0068825	13-007.00-079
10/16/08	20081016-0068826	11-033.00-302, 11-033.00-303, 11-033.00-304

10/16/08	20081016-0068827	11-043.00-102, 11-043.00-171 thru 11-043.00-183
10/16/08	20081016-0068828	11-043.00-168
10/16/08	20081016-0068829	11-043.00-066 & 11-043.00-169
10/16/08	20081016-0068830	26-050.00-028 & 26-050.00-069
10/16/08	20081016-0068831	p/o 13-012.00-101, 13-012-40-001 to 13-012.40-053, 13-012.40-055 to 13-012.40-060, 13-017.20-001 to 13-017.20-023
10/16/08	20081016-0068832	09-030.00-061
10/17/08	20081017-0068790	2606700003
12/02/08	20081202-0077613	11-038.00-021 & 11-038.00-052
12/15/08	20081215-0079703	06-023.00-023
12/15/08	20081215-0079696	08-009.00-052
12/15/08	20081215-0079697	13-012.00-111 & 13-012.00-112
12/15/08	20081215-0079698	11-061.00-012 & 22-061.00-041
12/15/08	20081215-0079699	11-061.00-043
12/15/08	20081215-00179700	11-061.00-042
12/15/08	20081215-0079701	09-029.20-006
12/15/08	20081215-0079702	14-013.00-012

State and County

DELAWARE

Kent

Received For Record	Instrument No.	Tax ID No
02/09/08	2008-116664

5-00-172.00-01-34.19/000,

5-00-172.00-01-34.20/000,

5-00-172.00-01-34.21/000,

5-00-172.00-01-34.22/000,

5-00-172.00-01-34.23/000,

5-00-172.00-01-34.24/000,

5-00-172.00-01-34.25/000,

5-00-172.00-01-34.26/000,

5-00-172.00-01-4.27/000,

5-00-172.00-01-34.28/000,

5-00-172.00-01-34.29/000

02/29/08	2008-116663	Sm-15-113.10-01-48.00-0000
03/14/08	2008-117935	6-06-19312-01-5800- 00001
05/15/08	4470/94	NM-00-12000-02-2300-00001
08/12/08	4602/115	3-00-04400-01-2804-00001
08/12/08	4602/118

1-00-01804-05-0100-00001, 1-00-01804-05-0200-0001,

1-00-01804-05-0300-00001, 1-00-01804-05-0400-00001,

1-00-01804-05-0500-00001, 1-00-01804-05-0600-00001,

1-00-01804-05-0700-00001, 1-00-01804-05-0800-00001,

1-00-01804-05-0900-00001, 1-00-01804-05-1000-00001,

1-00-01804-05-1100-00001, 1-00-01804-05-1200-00001,

1-00-01804-05-1300-00001, 1-00-01804-05-1400-00001,

1-00-01804-05-1500-00001, 1-00-01804-05-1600-00001,

1-00-01804-05-1700-00001, 1-00-01804-05-1800-00001,

1-00-01804-05-1900-00001

10/15/08	4682/63	MN-00-18700-01-1000-00001
10/15/08	4682/60	8-00-13000-01-6503-00001

State and County

DELAWARE

Sussex

Received For Record	Book	Page	Tax ID No
03/20/07	03539	00147	233-10.00-37.00
08/09/07	03550	00199	2-33 5.00 115.02
10/05/07	03550	00207	5-33 10.00 33.00
10/19/07	03550	00209	3-34 5.00 96.00
10/30/07	03550	00205	3-34 6.00 64.01
11/02/07	03539	00145	1-33 17.17 18.00
11/02/07	03539	00143	1-33 17.17 17.00
11/06/07	03550	00203	1-30 6.00 55.03
11/0607	03550	00201	1-30 6.00 55.01
11/11/07	03550	00218	2-33 5.00 80.00
11/12/07	03550	00212	1-34 10.00 42.00
11/12/07	03550	00214	1-34 10.00 38.00
11/13/07	03550	00216	1-30 6.00 54.00
11/15/07	03550	00220	1-34 16.00 375.01
12/01/07	03548	00238	1-35 11.00 48.00
12/05/07	03548	00240	1-35 11.00 48.02
12/05/07	03548	00236	2-35 30.00 91.00
12/05/07	03548	00242	1-35 11.00 48.01
12/18/07	03548	00043	3-34 13.00 325.00
12/19/07	03548	00232	3-34-23.06 35.00
12/21/07	03557	00140	1-34 23.16 178.00
12/27/07	03548	00234	3-34 10.00 26.00
01/06/08	03548	00039	3-31 3.00 19.01
01/15/08	03548	00037	1-34 10.00 62.07
01/15/08	03548	00035	1-34 10.00 62.00
01/15/08	03548	00033	1-34 10.00 62.02, 62.06
01/15/08	03548	00246	1-34 10.00 62.03
01/15/08	03548	00244	1-34 10.00 62.04
01/16/08	03548	00041	3-31 3.00 19.03
01/22/08	03548	00045	5-33 16.11 42.00
01/28/08	03557	00136	2-30 7.00 104.00
01/28/08	03557	00134	1-34 8.00 37.00
02/20/08	03557	00144	3-31 4.00 144.00
02/25/08	03557	00142	5-31 15.00 4.05
02/25/08	03557	00138	2-33 15.00 57.02
09/08/08	03613	00122	1-35 14.19 54.00
09/08/08	03613	00124	1-35 14.19 56.00
09/08/08	03613	00126	1-35 14.19 55.00
09/08/08	03613	00128	334-20.09-4.00
09/08/08	03613	00130	3-31 2.00 40.00
09/08/08	03613	00132	4-33 6.19 17.00
09/08/08	03613	00134	331 2.00 18.18
09/08/08	03613	00136	1-32 11.00 17.00
09/08/08	03613	00138	1-32 7.00 5.00

09/08/08	03613	00140	1-34 12.00 159.02
09/08/08	03613	00142	1-35 16.00 38.00
09/08/08	03613	00145	2-32 5.00 4.00 & 2-32 5.00 22.00 thru 93.00
09/08/08	03613	00150	1-34 12.00 159.03
10/14/08	03625	00293	3-32 3.00 (42.00, 42.01)
10/14/08	03625	00291	3-31 3.00 (33.00, 33.02, 33.03, 39.00, 39.06, 39.07, 39.08, 40.00, 40.01)
10/14/08	03625	00289	1-33 20.00 15.04
10/14/08	03625	00287	2-33 11.00 194.01
10/14/08	03625	00284	3-34 10.00 27.00
10/14/08	03625	00282	2-32 4.00 10.02
10/14/08	03625	00280	1-32 6.00 83.06
10/14/08	03625	00278	1-32 6.00 83.05
10/14/08	03625	00276	1-32 6.00 83.03
10/14/08	03625	00274	5-30 17.00 17.17
10/14/08	03625	00272	1-32 1.15 111.01 Thru 111.04
10/14/08	03625	00270	1-34 12.00 367.00
10/14/08	03625	00268	2-33 14000 8.02
10/14/08	03625	00266	1-31 15.00 43.00
10/14/08	03625	00264	2-33 5.00 115.01
10/14/08	03625	00262	01-34-16.00-389.00
11/13/08	03634	00167	1-35 11.00 23.00
11/13/08	03634	00169	1-34 8.00 42.00
11/13/08	03634	00171	1-31 18.00 36.00
11/13/08	03634	00173	233-10.00-54.00
11/13/08	03634	00175	3-34 6.00 481.00
11/13/08	03634	00177	5-33 6.00 80.00
11/13/08	03634	00179	5-33 6.00 80.03
11/18/08	03635	00212	5-33 6.00 80.02
11/18/08	03635	00214	2-33 12.00 25.00
11/18/08	03635	00216	5-33 6.00 80.01
11/18/08	03635	00218	1-35 19.08 154.00
11/18/08	03635	00220	1-35 19.08 146.01
11/18/08	03635	00222	2-35 31.00 11.00 & 11.09
11/20/08	03636	00158	2-33 11.00 194.01
11/20/08	03636	00175	1-35 15.00 78.00, 78.01, 78.02
11/20/08	03636	00173	1-35 11.00 5.00
11/20/08	03636	00171	3-34 5.00 100.00
11/20/08	03636	00169	1-34 22-10.00
11/20/08	03636	00166	1-35 19.00 23.06
11/20/08	03636	00164	5-33 17.00 152.00
11/20/08	03636	00162	4-32 8.10 88.00
11/20/08	03636	00160	4-32 6.00 9.02
12/12/08	03642	00095	2-33-11.13 parcels 11, 15 & 16.1

12/12/08	03642	00099	2-33-11.13 parcels 11, 15 & 16.1
12/15/08	03642	00142	5-33 6.00 63.00
12/15/08	03642	00134	1-33 11.00 105.00
12/15/08	03642	00136	1-34 11.00 101.00
12/15/08	03642	00138	1-34 11.00 101.20
12/15/08	03642	00140	4-32 11.00 42.00
12/15/08	03642	00116	1-33-19.00 Parcel 9.01
12/15/08	03642	00113	1-35 15.00 105.00

State and County

MARYLAND

Caroline

Received For Record	Deed Records		Tax Id #
	Book	Page
01/14/08	0799	159	Parcel 278
01/14/08	0799	161	Map 18 Parcel 287 Lot 14R
01/14/08	0799	163	Parcel 89 (Lot P 2 2)
01/14/08	0799	165	Parcel 89
02/12/08	0802	698	Map 105 Parcel 390 Lot 52
no date stamped on recorded instrument	0802	0700	Map 105 parcel 390 Lot 53
05/16/08	0817	0029	Map 200 Parcels 838, 841, 842, 843 & 844
08/12/08	826	573	Parcel 827
08/12/08	826	575	Parcel 2
0/8/12/08	826	577	Parcel 250 Map 53 Lot 1
08/12/08	826	579	Parcel 14
10/16/08	832	563	Parcel 84
10/16/08	832	565	Parcel 89
11/14/08	835	404	Parcel 42 (Map 34)

State and County

MARYLAND

Cecil

Received For Record	Deed Records		Tax Id #
	Book	Page
01/15/08	2456	485	Parcel 409 Map 16
01/15/08	2456	483	Parcel 316 (all lots inclusive) Map 20
01/15/08	2456	480	Map 301 Parcel 544
01/28/08	2480	011	Parcel 280 Map 18
02/07/08	2480	009	Parcel 108 Map 48
02/12/08	2465	599	Parcel 01 Map 35
02/12/08	2465	597	Parcel 555 & 556, Map 16 Lot 2 & 3
05/15/08	2505	709	Parcel 447 Map 21
05/15/08	2505	712	Parcel 17 Map 25
05/15/08	2505	714	Parcel 8 Map 19 Lot 17

05/15/08	2505	716	Parcel 8 Map 19 Lot 16
05/15/08	2505	718	Parcel 8 Map 19 Lot 14
05/15/08	2505	720	Parcel 6 Map 9
06/19/08	2519	722	Parcel 257 all lots inclusive Map 303
06/19/08	2519	728	Parcel 277 Lots 2 & 3 Map 26
06/19/08	2519	726	Parcel 147 Map 401
06/19/08	2519	730	Map 18 Parcel 402
06/19/08	2519	724	Parcel 724 Map 29
06/19/08	2519	720	Parcel 101 Map 1
08/11/08	2537	301	Parcel 600 Map 23
08/11/08	2537	304	Parcel 153 Map 20
08/11/08	2537	306	Parcel 103 All lots inclusive Map 13
08/11/08	2537	299	Parcel 498 Map 318
08/11/08	2537	297	Parcel 605 Map 25
08/11/08	2537	294	Parcel 156 Map 31
10/16/08	2556	295	Parcel 856 Map 31
10/16/08	2556	297	Parcel 187 Map 18
10/16/08	2556	299	Parcel 8 Map 19
10/16/08	2556	301	Parcel 83 (All Lots Inclusive) Map 321
10/16/08	2556	303	Parcel 83 (Lot 2) Map 321
10/16/08	2556	305	Parcel 6 Map 700
10/16/08	2556	287	Parcel 44 & 74 Map 44
10/16/08	2556	289	Parcel 71 Map 44
10/16/08	2556	293	Parcel 49 Map 25
10/16/08	2556	291	Parcel 31 Map 36
11/14/08	2565	058	Parcel 246 Map 43
11/14/08	2565	056	Parcel 834 Map 801
11/14/08	2565	054	Parcel 2405 (All Lots Inclusive) Map 319
11/14/08	2565	052	Parcel 42 Map 25
12/15/08	2572	284	Map 16 Parcel 32 Lots 1, 2, 3
12/15/08	2572	282	Parcel 475 Map 10
12/15/08	2572	280	Parcel 731 (All Lots Inclusive) Map 312

State and County

MARYLAND

Dorchester

Received For Record	Deed Records		Tax Id #
	Book	Page
12/27/07	0856	417	Map 303 Parcel 5234
01/14/08	0847	453	Map 42 Parcel 374
01/28/08	0856	419	Map 6 parcel 65
05/16/08	0866	519	Map 14 Parcel 68
06/19/08	0872	229	Map 13 Parcel 114
08/14/08	0879	571	Map 5 Parcel 212
10/16/08	0887	399	Map 30 Parcel 350
10/16/08	0887	401	Map 303 Parcel 5385
10/16/08	0887	403	Map 20 parcel 6
10/16/08	0887	405	Map 20 parcel 6
10/16/08	0887	407	Map 51 Parcel 83
10/16/08	0887	409	Map 51 Parcel 237

11/17/08	0891	154	Tax Parcel Map 41 Parcel 255
11/17/08	0891	148	Map 41 Parcel 41
12/15/08	0894	250	Map 130 Parcel 197
12/15/08	0894	252	Map 308 Parcel 5711
12/15/08	0894	248	Map 309 Parcel 6026

State and County

MARYLAND

Harford

Received For Record	Deed Records
	Book	Page	Tax Id#
01/22/08	07741	081	Parcel 98 Map 4
01/22/08	07741	083	Parcel 91 Map 4
02/08/08	07741	087	Map 28 Parcel 237
02/08/08	07741	085	Map 28 Parcel 237
07/18/08	07886	519	Parcel 111 Map 19 Lot 013
08/13/08	07908	519	Map 27 Parcel 123
08/13/08	07908	521	Map 19 parcel 111 Lot 17
08/13/08	07908	523	Parcel 11 Map 19 Lot 15
08/13/08	07908	525	Parcel 546 Map 19
08/13/08	07908	527	Parcel 383 Map 19
11/21/08	07988	729	Map 20, Parcel 32
11/21/08	07988	726	Parcel 87 Map 25
11/21/08	07988	723	Parcel 111 Map 19 Lot 16
11/21/08	07988	720	Parcel 231 Map 25
11/21/08	07988	717	Parcel 138 Map 25
12/08/08	07997	434	Parcel 136 Map 18 Lot 5
12/08/08	07997	431	Parcel 136 Map 18 Lot 4
12/08/08	07997	428	Parcel 136 Map 18 Lot 3
12/08/08	07997	425	Parcel 136 Map 18 Lot 2
12/08/08	07997	419	Parcel 136 Map 18 Lot 6
12/08/08	07997	422	Parcel 136 Map 18 Lot 1

State and County

MARYLAND

Kent

Received For Record	Deed Records		Tax Id #
	Book	Page
01/14/08	0552	312	Parcel 966
02/11/08	0556	208	Parcel 120
02/11//08	0556	206	Parcel 50
05/16/08	0569	058	Parcel 86
05/16/08	0569	061	Parcel 86
05/16/08	0569	063	Parcel 81
05/16/08	0569	065	Parcel 352
06/23/08	0573	447	Parcel 6
06/23/08	0573	449	Parcel 1590
06/23/08	0573	451	Parcel 14
06/23/08	0573	453	Parcel 242

06/23/08	0573	455	Parcel 165
06/23/08	0573	457	Parcel 114
08/12/08	0579	012	Parcel 55
10/16/08	832	581	Parcel No. 64
10/16/08	832	579	Parcel No. 138
10/16/08	832	577	Parcel No. 132
10/16/08	832	575	Parcel No. 116
10/16/08	832	573	Parcel No. 95 & 65
10/16/08	832	571	Parcel No. 96
10/16/08	832	569	Parcel No. 105
10/16/08	832	567	Parcel No. 8
12/16/08	0588	236	Parcel 317
12/16/08	0588	234	Parcel 33
12/16/08	0588	232	Parcel 9
12/16/08	0588	230	Parcel 79

State and County

MARYLAND

Queen Anne’s

Received For Record	Deed Records		Tax Id #
	Book	Page
01/14/08	1754	395	Parcel 30
01/15/08	1771	070	57 Par 516 Lots 1,2,3
01/15/08	1771	078	Map 66 Parcel 28
01/18/08	1771	072	Parcel 7 Map 76 Lot 3
01/24/08	1771	074	Parcel 641 Map 58 Lot 4
02/11/08	1760	235	Parcel 15
02/12/08	1771	076	Map 28 Par 23 Lot 2
05/16/08	1787	425	Map 36 Parc 4
05/16/08	1787	423	Parcel 75
06/19/08	1794	718	Parcel 147
06/19/08	1794	720	Parcel 47
06/19/08	1794	722	Parcel 16 (Map 66 Lot 7)
06/19/08	1794	724	Parcel 45
06/19/8	1794	726	Parcel 144
06/19/08	1794	728	Parcel 1
06/19/08	1794	730	Parcel 23
06/19/08	1794	732	Parcel 23
08/11/08	1804	542	Parcel 1
08/11/08	1804	544	Parcel 1
08/11/08	1804	546	Parcel 1
08/11/08	1804	548	Parcel 362 (Map 58A)
11/03/08	1820	087	Map 65 Parcel 5
11/14/08	1822	2526	Tax Parcel 10 (Map 54)
11/14/08	1822	228	Tax Parcel No. 273 Lots 1,2,3,4
11/14/08	1822	230	Tax Parcel No. 42 Lots 1,2,3,4,5
11/14/08	1822	224	Tax Parcel No. 485 Lots 1,2
12/15/08	1826	036	Tax Parcel No. 80 (Map 66)
12/15/08	1826	038	Tax Parcel 99

State and County

MARYLAND

Somerset

Received For Record	Deed Records		Tax Id #
	Book	Page
01/14/08	710	174	Parcel 710
01/14/08	710	176	Parcel 5
01/14/08	710	178	Parcel 203
01/29/08	715	431	Parcel 188
02/15/08	715	433	Parcel 586
05/16/08	722	178	Parcel 64
05/16/08	722	176	Parcel No. 23
08/11/08	728	601	Parcel No. 114A

State and County

MARYLAND

Talbot

Received For Record	Deed Records		Tax Id#
	Book	Page
11/17/07	1610	213	Map 51 Parcel 96 Lot 2
01/28/08	1610	215	Map 51 Parcel 96 Lot 1
02/25/08	1610	211	Map 6 Parcel 26
06/24/08	1629	457	Map 54 parcel 6
06/24/08	1629	459	Map 400 Parcel 680
08/12/08	1637	296	Map 59 Parcel 5
08/12/08	1637	298	Map 400 Parcel 901
08/12/08	1637	300	Map 57 Par 3
08/12/08	1637	302	Parcel 99 (Map 51 Lot 5)
11/18/08	1652	437	Tax Parcel No. 92 (Map 62)
12/15/08	1656	022	Tax Parcel No. 14 (Map 2)

State and County

MARYLAND

Wicomico

Received For Record	Deed Records		Tax Id #
	Book	Page
01/15/08	2886	292	Parcel 68
01/15/08	2886	294	Parcel 664
01/15/08	2886	297	Parcel 175
01/15/08	2886	299	Parcel 102
02/11/08	2895	049	Parcel 632
02/11/08	2895	047	Parcel 523
02/11/08	2895	045	Map 54 Parcel 169
03/07/08	2905	565	Map 104 parcels 1839, 1840 & 1849
05/30/08	2935	092	Map 29 Parcel 310
05/30/08	2935	094	Map 20 Parcel 200
05/30/08	2935	096	Parcel 2334
05/30/08	2935	098	Parcel 12 Map 29
05/30/08	2935	100	Parcel 2276

05/30/08	2935	102	Parcel 12
05/30/09	2935	104	Parcel 381
06/19/08	2942	194	Parcel 2528
06/19/08	2942	196	Parcel 3273
06/19/08	2942	198	Parcel 331
11/14/08	2982	556	Map 306 parcel 5862
11/14/08	2982	558	Tax parcel No. 235
11/14/08	2982	560	Map 302 Parcel 1268
11/14/08	2982	562	Map 302 Parcel 1048
11/14/08	2982	564	Map 302 Parcel 1048
11/14/08	2982	566	Tax Parcel 2604 Lots 3 & 8b
11/14/08	2982	568	Tax Parcel No. 17149
11/14/08	2982	570	Tax Parcel No. 527
11/14/08	2982	573	Tax Parcel No. 539
11/14/08	2982	554	Map 29 Parcel 244

State and County

MARYLAND

Worcester

Received For Record	Deed Records		Tax Id #
	Book	Page
01/15/08	5047	123	Parcel 82
01/15/08	5047	120	Map 113, Parcels 7434, 7435, 7436, 8437, 7438, 7453
02/11/08	5057	084	Parcel 48
02/14/08	5075	328	Parcel 733
02/22/08	5075	326	Map 111 Parcel 4117
05/9/08	5111	713	Parcel 142
05/29/08	5111	715	Parcel 256
05/29/08	5111	717	Parcel 55
05/29/08	5111	719	Parcel 256
06/19/08	5121	732	Map 113, Parcel 6426
06/19/08	51211	734	Map 110, Parcel 3939
08/12/08	5140	065	Parcel No. 1608
08/12/08	5140	067	Map 26 Parcel 178
11/14/08	5170	661	Map 110, Parcel 4027
11/14/08	5170	663	Parcel 13
11/14/08	5170	665	Parcel 97
12/15/08	5178	435	Parcel 171

State and County

VIRGINIA

Accomack

Received For Record	Deed Records		Tax Id#
	Book	Page
01/14/08	#2008	00200	092000500A00004
02/12/08	2008	00690	086A3A0000020C0
02/12/08	2008	00689	09300A000002100
02/12/08	2008	00691	119A0A0000093A0

State and County

VIRGINIA

Northampton

Received For Record	Deed Records Instrument	Tax Id #
02/11/08	080000298	084-00-0000004-000
02/11/08	080000297	117A-01-00-00000G1
06/17/08	080001380	0058D010D001000
06/17/08	080001382	010-0A-0000096C00
06/17/08	080001381	0100A0000096C00

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71%Bonds	06/01/25	$100,000,000
06/19/95	6.95% Amortizing Bonds	06/01/08	$25,800,000
11/25/08	6.40% Bonds	12/01/13	$250,000,000

First Mortgage Bonds, Pledged Series I

	000,000.00,000	000,000.00,000	000,000.00,000
Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$409,550,000

As supplemented and amended by this One Hundred and Fourth Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this One Hundred and Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This One Hundred and Fourth Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, is The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, Attn.: Global Corporate Trust.

The Company acknowledges that it received a true and correct copy of this One Hundred and Fourth Supplemental Indenture.

This One Hundred and Fourth Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this One Hundred and Fourth Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary and the Trustee has caused this instrument to be signed in its name and behalf by a Vice President and its corporate seal to be hereunto affixed and attested by an authorized officer, effective as of the 1st day of January, 2009.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ David M. Velazquez
DAVID M. VELAZQUEZ, PRESIDENT
April 2, 2009

Attest:

/s/ Karen Bab Rosan
_____
KAREN BAB ROSAN, ASSISTANT SECRETARY

THE BANK OF NEW YORK MELLON, as Trustee

Date of Execution	By	/s/ Cheryl Clarke
CHERYL CLARKE, VICE PRESIDENT
April ____, 2009

Attest:

/s/ Sherma Thomas
Assistant Treasurer ,

DISTRICT OF COLUMBIA: SS.

BE IT REMEMBERED that on this 2nd day of April, 2009, personally came before me, a notary public for the District of Columbia, David M. Velazquez, President of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Company; that his signature is in his own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that his act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Linda J. Epperly
Notary Public, District of Columbia
My commission expires

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Christie Day Cannon
Christie Day Cannon

STATE OF NEW YORK	)
) SS.
COUNTY OF NEW YORK	)

BE IT REMEMBERED that on this 8th day of April, 2009, personally came before me, Notary Public for the County and State aforesaid, Cheryl Clarke, Vice President of THE BANK OF NEW YORK MELLON, a national banking association (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Trustee; that her signature is her own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that her act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Carlos R. Luciano
Notary Public, State of New York
My commission expires

[Seal]

CERTIFICATE OF RESIDENCE

THE BANK OF NEW YORK MELLON, successor Trustee to the Trustee within named, hereby certifies that it has a residence at 101 Barclay Street, New York, New York 10286.

THE BANK OF NEW YORK MELLON

By	/s/ Cheryl Clarke

RECORDATION DATA

Executed Counterparts of the One Hundred and Fourth Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

State/County	Received for Record		Mortgage Records
		Book		Page
DELAWARE
Kent	4/14/09	4908		320
New Castle	4/14/09	20090414- 0021396
Sussex	4/15/09	10997		181
MARYLAND
Caroline	4/22/09	855		433
Cecil
Dorchester	4/15/09	912		319
Harford
Kent
Queen Anne’s	4/17/09	1855		540
Somerset	4/16/09	747		214
Talbot	4/15/09	1685		055
Wicomico	4/15/09	3032		271
Worchester	4/16/09	5239		347
NEW JERSEY
Burlington	4/23/09	11991		102
Camden	4/21/09	9012		1450
Gloucester	4/17/09	11689		1
Middlesex	4/22/09	6041		550
Mercer	4/23/09	5995		403
Salem	4/17/09	3039		357
Somerset	4/23/09	6211		2715
Warren	4/17/09	5112		275
PENNSYLVANIA
Adams	4/16/09	5353		406
Bedford	4/17/09	1274		878
Blair	4/17/09	2009-06078
Cambria	4/17/09	2330		541
Cumberland
Delaware	4/21/09	4527		606
Franklin	4/16/09	2009-08326
Huntingdon	4/16/09	935		206
Indiana	4/20/09	2009-196944
Montgomery	4/17/09	12584		1239
Westmoreland	4/17/09	200904170013629
York	4/17/09	2016		2144
VIRGINIA
Accomack	4/16/09	200901515
Northampton	4/16/09	090000738

This Instrument Prepared By:

/s/ Nina J. Clements
Nina J. Clements
Delmarva Power & Light Company
800 King Street
Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

JPMORGAN CHASE BANK

(formerly known as The Chase Manhattan Bank),

Trustee.

NINETY-NINTH SUPPLEMENTAL

INDENTURE

Dated as of January 1, 2004

(but executed on the dates shown on the execution page)

This NINETY-NINTH SUPPLEMENTAL INDENTURE, dated as of the first day of January, 2004 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a corporation of the State of New York, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this Ninety-ninth Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which JPMorgan Chase Bank is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by ninety eight indentures supplemental to said Original Indenture dated as of October 1, 1943, of which ninety eight supplemental indentures the Ninety Eighth Supplemental Indenture is dated as of January 1, 2003, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this Ninety-ninth Supplemental Indenture has been duly authorized by Unanimous Written Consent of the Board of Directors of the Company, and all conditions and requirements necessary to make this Ninety-ninth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this NINETY-NINTH SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof:

ALL that parcel of land which was the former right of way of Md. Rte. 731-A (Marsh Rd. and former U.S. Rte 50) and is depicted and approximately described on the State Highway Administration – State Roads Commission plat numbered 55773, recorded or intended to be recorded among the Land Records of Wicomico County, Maryland.

SAID parcel is bounded on the southwest and northeast by lines of division (former right of way lines as shown on S.R.C. plats 7790, 7791 & 7792), bounded on the southeast by a right of way line established for the purpose of this grant, said line being perpendicular to the baseline of right of way station 759+30+/- and extends to the aforesaid southwest and northeast lines of division, said right of way line established for the purpose of this grant is intended to intersect the southwesterly line of division (former right of way line as shown on S.R.C. plat 7790) with the first or S 7°39’W 1,873.43 foot line of a patent from the State of Maryland, recorded January 20, 1967 in Liber J.W.T.S. 644 at Folio 103, and bounded on the northwest by the southeast edge of the Nanticoke River near station 786+66+/-. Containing: 9.75 acres plus or minus computed as shown shaded on State Highway Administration State Roads Commission of Maryland plat number 55773 recorded or intended to be recorded among the Land Records of Wicomico County.

The above property and rights are designated “M1145 (WI)” for the purposes of the Original Indenture and all indentures supplemental thereto.

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 2003, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:

State and County

DELAWARE

New Castle

Received For Record	Deed Records Instrument	Received For Record	Deed Records Instrument
02/14/2003	20030813/0096847	06/23/2003	20030822/0101774
06/25/2003	20030813/0096849	06/26/2003	20030813/0096850
07/11/2003	20030822/0101776	07/16/2003	20030822/0101775
01/27/2003	20030813/0096846	11/14/2001	20030813/0096843
07/05/2002	20030813/0096844	12/06/2002	20030813/0096845
07/14/2003	20031017/0133865	09/25/2003	20031020/0134689
08/18/2003	20030930/0126225	09/23/2003	20031020/0134688
08/25/2003	20030930/0126224	09/18/2003	20031016/0133349
08/27/2003	20031017/0133864	09/22/2003	20031016/0133350

State and County

DELAWARE

Kent

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
NONE

State and County

DELAWARE

Sussex

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
04/30/2003	02845	218	05/02/2003	02845	216
03/25/2003	2854	138	07/28/03	2878	147
05/16/2003	2864	162	08/07/03	2878	149
05/28/2003	2864	160	08/13/03	2878	151
06/04/2003	2861	302	06/20/2003	2862	001
06/26/2003	2864	158	06/26/2003	2862	007
06/26/2003	2862	003	06/26/2003	2862	005
			07/17/2003	2866	320

State and County

MARYLAND

Caroline

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
07/29/2003	504	490	09/23/2003	511	332
08/11/2003	505	072	10/17/2003	515	849
08/04/2003	505	070	11/04/2003	520	034
08/09/2003	507	465	08/27/2003	508	373
			11/04/2002	508	371

State and County

MARYLAND

Cecil

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
05/30/2003	1471	604	06/06/2003	1497	135
06/06/2003	1471	602	08/13/2003	1509	038
06/06/2003	1471	600	09/12/2003	1497	137
06/12/2003	1471	594	09/15/2003	1503	310
06/16/2003	1471	596	09/23/2003	1509	044
06/16/2003	1471	598	10/02/2003	1524	436

07/01/2003	1473	090	10/20/2003	1531	428
07/15/2003	1471	592	10/27/2003	1531	426
07/29/2003	1473	092	10/27/2003	1534	717
07/29/2003	1473	094	10/27/2003	1534	719
08/07/2003	1473	096	11/03/03	1538	233
08/12/2003	1473	098	11/03/03	1538	229
08/22/2003	1783	736	11/04/03	1538	231
08/23/2003	1490	001	11/04/03	1538	235
08/25/2003	1483	740
08/25/2003	1483	738
08/28/2003	1490	003

State and County

MARYLAND

Dorchester

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
07/16/2003	0538	0877	10/14/2003	551	140
			10/14/2003	551	138

State and County

MARYLAND

Harford

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
04/05/2003	4800	144	05/22/2003	4800	146
05/06/2003	4800	156	05/22/2003	4800	148
05/06/2003	4800	154	06/26/2003	4845	466
05/07/2003	4800	158	03/18/2002	4800	150
			10/29/2002	4800	152

State and County

MARYLAND

Kent

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
06/04/2003	0327	081	06/12/2003	0333	186
08/12/2003	0327	079	09/06/2003	0332	420
10/20/2003	0342	155	09/30/2003	0333	188

State and County

MARYLAND

Queen Anne’s

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
05/29/2003	1150	404	08/21/2003	1158	568
07/08/2003	1150	408	08/22/2003	1158	572
08/06/2003	1150	406	09/02/2003	1158	574
09/02/2003	1153	213	09/10/2003	1158	570
09/17/2003	1170	590	08/04/2003	1188	122
10/19/2003	1175	517	11/05/2003	1188	124
10/22/2003	1175	519	11/10/2003	1188	120
10/20/2003	1178	132	11/21/2003	1188	128

State and County

MARYLAND

Somerset

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
08/15/2003	0552	023	09/03/2003	0555	713
11/30/2003	559	908
11/11/2003	559	906

State and County

MARYLAND

Talbot

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
08/01/2003	1187	247	09/04/2003	1195	212
08/04/2003	1187	251	06/24/2003	1161	535
08/04/2003	1187	253	06/24/2003	1161	533
11/14/2002	1187	249	07/14/2003	1201	700
10/03/2003	1207	152	09/23/2003	1201	698
10/13/2003	1215	776	10/08/2003	1203	436

10/20/2003	1207	148	11/07/2003	1215	774
10/23/2003	1207	150	11/12/2003	1212	52
10/28/2003	1207	146	12/02/2003	1215	778
			11/20/2003	1215	780
			11/24/2003	1215	772

State and County

MARYLAND

Wicomico

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
05/27/2003	2137	746	10/09/2003	2156	544
08/25/2003	2144	481

State and County

MARYLAND

Worcester

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
06/02/2003	3857	191	09/14/2003	3894	513
07/22/2003	3840	013	09/17/2003	3894	515
07/22/2003	3840	015	09/19/2003	3903	374
09/29/2003	3916	384	08/15/2003	3943	434
11/11/2003	3959	100	11/03/2003	3943	436
11/14/2003	3959	102

State and County

VIRGINIA

Accomack

Received	Deed Records	Received	Deed Records
for Record	Instrument	for Record	Instrument
09/08/2003	2003/6996	10/30/2003	2003/08336

State and County

VIRGINIA

Northampton

Received	Deed Records		Received	Deed Records
for Record	Book	Page	for Record	Book	Page
11/12/2003	03000	3889	10/27/2003	03000	4084
			10/27/2003	03000	4020

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71% Bonds	06/01/25	$100,000,000

06/19/95	6.95% Amortizing Bonds	06/01/08	$25,800,000

First Mortgage Bonds, Pledged Series I

Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$159,550,000

As supplemented and amended by this Ninety-ninth Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Ninety-ninth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This Ninety-ninth Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, is JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, Attn.: Institutional Trust Services.

The Company acknowledges that it received a true and correct copy of this Ninety-ninth Supplemental Indenture.

This Ninety-ninth Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this Ninety-ninth Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary and the Trustee has caused this instrument to be signed in its name and behalf by a Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of January, 2004.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ Joseph M. Rigby
JOSEPH M. RIGBY, PRESIDENT
March 10, 2004

Attest:

/s/ Nina J. Clements
NINA J. CLEMENTS, ASSISTANT SECRETARY

JPMORGAN CHASE BANK
(formerly known as The Chase Manhattan Bank)

Date of Execution	By	/s/ Timothy E. Burke
Timothy E. Burke, Vice President
March 12, 2004

Attest:

/s/ Walter I. Johnson, III
Walter I. Johnson, III, Trust Officer

STATE OF DELAWARE	)
) SS.
NEW CASTLE COUNTY	)

BE IT REMEMBERED that on this 10 day of March, 2004, personally came before me, a notary public for the State of Delaware, Joseph M. Rigby, President of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Company; that his signature is in his own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that his act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Nina J. Clements
Notary Public, State of Delaware
My commission expires 9/14/04

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Nina J. Clements
Nina J. Clements

STATE OF NEW YORK	)
) SS.
COUNTY OF NEW YORK	)

BE IT REMEMBERED that on this 12th day of March, 2004, personally came before me, a Notary Public for the State of New York, Timothy E. Burke, Vice President of JPMORGAN CHASE BANK, a corporation of the State of New York (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Trustee; that her signature is her own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that her act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Priscilla So
Notary Public, State of New York

[Seal]

CERTIFICATE OF RESIDENCE

JPMORGAN CHASE BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 4 New York Plaza, in the Borough of Manhattan, in The City of New York, in the State of New York.

JPMORGAN CHASE BANK

By	/s/ Timothy E. Burke
Timothy E. Burke, Vice President

RECORDATION DATA

Executed Counterparts of the Ninety-ninth Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

State/County	Received for Record		Mortgage Records
		Book		Page
DELAWARE
Kent	4/15/04	860		115
New Castle	3/29/04	Instr. #200403290034873
Sussex	3/25/04	06256		031
MARYLAND
Caroline	3/29/04	533		378
Cecil	3/25/04	1617		137
Dorchester	4/13/04	572		511
Harford	4/16/04	5297		567
Kent	3/29/04	358		081
Queen Anne’s	4/1/04	1231		322
Somerset	4/14/04	566		922
Talbot	3/29/04	1233		863
Wicomico	4/15/04	2216		237
Worchester	4/14/04	4079		404
NEW JERSEY
Burlington	4/16/04	MB09738		313
Camden	7/26/04	07533		1126
Gloucester	4/16/04	MB7510		107
Middlesex	5/13/04 re-record: 1/5/05	05317 MB10304		0418 0824
Mercer	6/8/04	08650		0886
Salem	4/16/04	1689		00132
Somerset	6/9/04	5599		742-755
Warren	4/16/04	3574		245
PENNSYLVANIA
Adams	3/26/04	3507		8
Armstrong	3/31/04	2779		0237
Bedford	3/30/04	1012		093
Blair	3/26/04	1873		0592
Cambria	3/26/04	1971		1086-1098
Cumberland	3/29/04	1858		3256
Delaware	3/26/04	03125		1645
Franklin	3/29/04	2407		282
Huntingdon	3/29/04	706		0367
Indiana	3/30/04	1379		706
Montgomery	3/30/04	11049		0285
Westmoreland	3/26/04	Instr. #200403260016860
York	3/26/04	1641		4641
VIRGINIA
Accomack	4/8/04	Inst. #200402316
Northampton	4/8/04	Intr. #040001060

This Instrument Prepared By:

/s/ Nina J. Clements
Nina J. Clements
Delmarva Power & Light Company
800 King Street
Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

JPMORGAN CHASE BANK, N.A.

(formerly known as The Chase Manhattan Bank),

Trustee.

ONE HUNDREDTH SUPPLEMENTAL

INDENTURE

Dated as of January 1, 2005

(but executed on the dates shown on the execution page)

This ONE HUNDREDTH SUPPLEMENTAL INDENTURE, dated as of the first day of January, 2005 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and JPMORGAN CHASE BANK, N.A. (formerly known as The Chase Manhattan Bank), a corporation of the State of New York, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this One Hundredth Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which JPMorgan Chase Bank, N.A. is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by ninety nine indentures supplemental to said Original Indenture dated as of October 1, 1943, of which ninety nine supplemental indentures the Ninety Ninth Supplemental Indenture is dated as of January 1, 2004, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this One Hundredth Supplemental Indenture has been duly authorized by Unanimous Written Consent of the Board of Directors of the Company, and all conditions and requirements necessary to make this One Hundredth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this ONE HUNDREDTH SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof: NONE

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 2004, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:

State and County

DELAWARE

New Castle

Received For Record	Deed Records Instrument	Received For Record	Deed Records Instrument
7/26/2002	20020916-9988413	9/9/2002	20021004-0096007
8/6/2002	20020903-0084872	3/29/2004	20041066-0109890
8/13/2002	20020916-0088412	3/31/2004	20041006-0109892
8/13/2002	20020916-0088411	5/2/2004	20041006-0109891
8/19/2002	20021015-0098473	5/26/2004	20041019-0113245
8/22/2002	20021015-0098475	6/3/2004	20041110-0122577
8/22/2002	20021015-009874	6/14/2004	20041110-0122579
8/22/2002	20020916-0088410	6/27/2004	20041110-0122578
8/26/2002	20020916-0088325	7/13/2004	20041110-0122580
8/26/2002	20020916-0088322	8/3/2004	20041110-0122581
8/29/2002	20020916-0088323	8/25/2004	20041110-0122582
8/30/2002	20020916-0088324	8/27/2004	20041110-0122583
8/30/2002	20021004-0096006	8/29/2004	20041110-0122584
8/30/2002	20021004-0096005	8/30/2004	20041110-0122585
8/30/2002	20021004-0096004	8/31/2004	20041066-0109894
9/3/2002	20020916-0088321	9/2/2004	20041110-0122586
9/4/2002	20021004-0096003	9/8/2004	20041110-0122587
9/23/2004	20041110-0122590	9/10/2004	20041019-0113244
10/1/2004	20041110-0122591	9/10/2004	20041006-0109893
10/7/2004	20041110-0122592	9/13/2004	20041019-0113243
10/12/2004	20041110-0122593	9/15/2004	20041110-0122589
10/25/2004	20041119-0125464	9/15/2004	20041110-0122588
10/26/2004	20041119-0125463	9/21/2004	20041019-0113242
1/28/04	20040128-0009933	11/01/04	20041101-0119411
11/01/04	20041101-0119408	11/01/04	20041101-0119407
11/01/04	20041101-0119406	11/01/04	20041101-0119412
11/01/04	20041101-0119410	11/01/04	20041101-0119409
11/01/04	20041101-0119405

State and County

DELAWARE

Kent

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
7/23/2004	665	139	9/2/2004	665	12

DELAWARE

Sussex

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
7/12/2004	3061	251	9/27/2004	3061	353
8/2/2004	3061	249	9/27/2004	3053	266
8/4/2004	3061	246	10/7/2004	3057	99
8/11/2004	3061	255	10/19/2004	3064	143
9/24/2004	3061	263	10/31/2004	3061	244
9/24/2004	3061	265	2/24/2004	51470	03038
9/24/2004	3061	259	9/14/2004	54536	03045
9/24/2004	3061	257	2/12/2002	2729	303/108
9/24/2004	3061	561	4/12/2002	2713	52/144

State and County

MARYLAND

Caroline

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
10/15/2004	576	437	9/21/2004	571	001
10/15/2004	576	439	9/22/2004	569	684
10/20/2004	576	505	10/1/2004	571	003
11/9/2004	576	441	10/5/2004	571	005
11/19/2004	576	507	10/7/2004	571	007

State and County

MARYLAND

Cecil

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
9/24/2004	1808	283	10/8/2004	1774	581
9/27/2004	1808	277	10/8/2004	1774	578
9/27/2004	1808	280	10/12/2004	1774	583
9/27/2004	1808	274	10/21/2004	1780	336
10/18/2004	1808	271	10/21/2004	1780	334

10/18/2004	393	238	10/27/2004	1780	332
11/1/2004	1783	455	11/8/2004	1781	544
11/1/2004	1783	457	11/5/2004	1781	542
11/1/2004	1783	453	11/5/2004	1781	546
11/4/2004	1783	449	8/26/2002	1237	194
11/4/2004	1783	451	8/29/2002	1228	354
11/18/2004	1794	720	8/30/2002	1228	352
11/22/2004	1794	724	8/30/2002	1234	460
11/22/2004	1794	722	9/10/2002	1234	462
11/22/2004	1794	718	9/11/2002	1247	109
12/2/2004	1805	552	9/16/2002	1244	167
12/10/2004	1808	261	9/21/2002	1244	169
12/14/2004	1808	268	9/30/3002	1244	171
12/17/2004	1808	263	10/2/2002	1244	173
12/17/2004	1808	265	10/9/2002	1247	111
9/10/2004	1757	197	9/23/2004	1771	397
9/10/2004	1757	199	9/24/2004	1757	193
9/23/2004	1757	195	10/5/2004	1774	576

State and County

MARYLAND

Dorchester

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
11/15/2004	621	428	9/29/2004	611	414
11/15/2004	621	426	9/22/2004	609	187
11/15/2004	621	424	8/26/2002	499	181

State and County

MARYLAND

Harford

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
11/8/2004	5730	469	10/14/2004	5717	692
11/16/2004	5757	237	10/18/2004	5717	694
11/23/2004	5793	232	10/23/2004	5717	690
7/13/2004	5657	641	10/13/2004	5699	11
7/13/2004	5657	643	5/28/2002	4147	113
8/27/2004	5631	52	7/23/2002	4103	439
9/14/2004	5657	645	8/24/2002	4147	115
9/16/2004	5657	649	8/26/2002	4147	117
9/16/2004	5657	647	9/3/2002	4156	637
9/18/2004	5657	651

State and County

MARYLAND

Kent

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
10/18/2004	1786	344	10/26/2004	393	42
11/1/2004	395	474	8/21/2002	273	469
12/17/2004	398	420	9/5/2002	276	379
8/3/2004	386	397	9/5/2002	278	133
8/30/2004	386	377	9/6/2002	276	381
9/14/2004	386	381	9/9/2002	278	135
9/20/2004	386	383

State and County

MARYLAND

Queen Anne’s

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
9/13/2004	1338	265	10/24/2004	1323	564
9/30/2004	1338	267	10/26/2004	1330	494
11/26/2004	1352	236	10/27/2004	1330	496
11/29/2004	1352	232	8/18/2002	968	540
12/1/2004	1344	632	9/3/2002	968	538
12/3/2004	1346	695	9/3/2002	966	163
12/7/2004	1352	230	9/12/2002	962	56
12/13/2004	1352	234	9/18/2002	975	717
6/16/2004	1317	621	9/26/2002	972	396
8/11/2004	1323	560	10/1/2002	975	713
8/30/2004	1323	562	10/2/2002	975	715
9/5/2004	1317	619	10/8/2002	975	711
9/14/2004	1317	617

State and County

MARYLAND

Somerset

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
12/14/2004	591	100	8/22/2002	531	175
12/25/2004	591	98	8/24/2002	531	177
4/21/2004	583	356	9/25/2002	531	963
9/22/2004	583	354	9/30/2002	531	961
11/8/2004	587	40

State and County

MARYLAND

Talbot

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
10/8/2004	1292	504	9/23/2004	1288	953
10/12/2004	1292	502	10/1/2004	1289	903
10/15/2004	1292	506	10/4/2004	1289	901
10/15/2004	1292	512	8/12/2002	1090	571
10/15/2004	1292	508	8/12/2002	1090	569
10/18/2004	1292	636	8/12/2002	1090	567
10/19/2004	1292	516	8/20/2002	1088	292
10/22/2004	1292	638	8/27/2002	1088	290
10/26/2004	1292	634	8/8/2002	1088	288
11/1/2004	1292	514	8/30/2002	1088	286
11/11/2004	1298	89	9/13/2002	1092	420
11/15/2004	621	422	9/24/2002	1094	698
12/14/2004	1298	556	9/7/2004	1288	951

State and County

MARYLAND

Wicomico

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
11/18/2004	2344	589	9/9/2004	2309	703
8/31/2004	2309	699	9/10/2004	2309	709
9/8/2004	2309	701	9/10/2004	2309	705
9/9/2004	2309	707	9/14/2002	1979	291

State and County

MARYLAND

Worcester

Received For Record	Deed Records
	Book	Book
10/5/2004	4286	226

State and County

VIRGINIA

Accomack

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Book		Page	Book
10/21/2004	2004	8179	8/20/2004	2004	7437
10/21/2004	2004	08l78

State and County

VIRGINIA

Northampton

Received For Record	Deed Records Page/Book	Received For Record	Deed Records Page/Book
9/2/2004	40004182	11/16/2004	40004326
9/28/2004	40004143	12/15/2004	40004599
10/19/2004	40004144	8/24/2004	400003857
11/16/2004	40004327

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71% Bonds	06/01/25	$100,000,000
06/19/95	6.95% Amortizing Bonds	06/01/08	$13,209,600

First Mortgage Bonds, Pledged Series I

Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$146,959,600

As supplemented and amended by this One Hundredth Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this One Hundredth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This One Hundredth Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, is JPMorgan Chase Bank, N.A., 4 New York Plaza, 15th Floor, New York, New York 10004, Attn.: Institutional Trust Services.

The Company acknowledges that it received a true and correct copy of this One Hundredth Supplemental Indenture.

This One Hundredth Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this One Hundredth Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary and the Trustee has caused this instrument to be signed in its name and behalf by a Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of January, 2005.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ T. S. Shaw
THOMAS S. SHAW, PRESIDENT

March 10, 2005

Attest:

/s/ Nina J. Clements
NINA J. CLEMENTS, ASSISTANT SECRETARY

JPMORGAN CHASE BANK, N.A. (formerly known as The Chase Manhattan Bank)

Date of Execution	By	/s/ J. D. Heaney
JAMES D. HEANEY, VICE PRESIDENT

March 17, 2005

Attest:

/s/ R. Ciaccia
ROSA CIACCIA, TRUST OFFICER

STATE OF DELAWARE              )

                                                         ) SS.

NEW CASTLE COUNTY             )

BE IT REMEMBERED that on this 10th day of March, 2005, personally came before me, a notary public for the State of Delaware, Thomas S. Shaw, President of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Company; that his signature is in his own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that his act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Nina J. Clements
Notary Public, State of Delaware
My commission expires 9/14/08

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Nina J. Clements
Nina J. Clements

STATE OF NEW YORK	)
) SS.
COUNTY OF NEW YORK	)

BE IT REMEMBERED that on this 17th day of March, 2005, personally came before me, a Notary Public for the State of New York, James D. Heaney, Vice President of JPMORGAN CHASE BANK, N.A., a corporation of the State of New York (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Trustee; that his signature is his own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that his act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Emily Fayan
Notary Public, State of New York

[Seal]

CERTIFICATE OF RESIDENCE

JPMORGAN CHASE BANK, N.A., successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 4 New York Plaza, in the Borough of Manhattan, in The City of New York, in the State of New York.

JPMORGAN CHASE BANK, N.A.

By	/s/ J. D. Heaney

RECORDATION DATA

Executed Counterparts of the One Hundredth Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

State/County	Received for Record		Mortgage Records
		Book		Page
DELAWARE
Kent	4/12/05	S882		321
New Castle	4/6/05	Instr. # 20050027128
Sussex	3/28/05	7551		36
MARYLAND
Caroline	3/31/05	596		809
Cecil	4/15/05	1874		201
Dorchester	4/12/05	642		404
Harford	4/18/05	5983		414
Kent	4/14/05	412		587
Queen Anne’s	4/8/05	1384		211
Somerset	4/13/05	602		151
Talbot	4/1/05	1317		001
Wicomico	4/13/05	2390		508
Worchester	4/13/05	4403		458
NEW JERSEY
Burlington	4/5/05	MB10293		167
Camden	5/11/05	07817		0843
Gloucester	4/5/05	MB9691		321
Middlesex	4/8/05	10527		0448
Mercer	4/25/05	09024		0091
Salem	4/5/05	01849		00199
Somerset	4/5/05	5725		3141 – 3154
Warren	4/5/05	3961		158
PENNSYLVANIA
Adams	3/30/05	3913		72
Armstrong	3/30/05	2994		195
Bedford	3/28/05	1061		902
Blair	3/29/05	1992		408
Cambria	3/29/05	2047		1485
Cumberland	3/28/05	1901		2276
Delaware	3/28/05	03443-2161	2005026751
Franklin	3/28/05	2723		249
Huntingdon	3/28/05	750		0908
Indiana	3/29/05	1477		020
Montgomery	3/29/05	11421		2701
Westmoreland	3/28/05	Instr. #200503280014296
York	3/29/05	1713		6193
VIRGINIA
Accomack	4/5/05	200501893
Northampton	4/6/05	050001283

This Instrument Prepared By:

/s/ Diana C. DeAngelis_
Diana C. DeAngelis
Delmarva Power & Light Company
800 King Street
Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

JPMORGAN CHASE BANK, N.A.

(formerly known as The Chase Manhattan Bank),

Trustee.

ONE HUNDRED AND FIRST SUPPLEMENTAL

INDENTURE

Dated as of January 1, 2006

(but executed on the dates shown on the execution page)

This ONE HUNDRED AND FIRST SUPPLEMENTAL INDENTURE, dated as of the first day of January, 2006 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and JPMORGAN CHASE BANK, N.A. (formerly known as The Chase Manhattan Bank), a corporation of the State of New York, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this One Hundred and First Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which JPMorgan Chase Bank, N.A. is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by one hundred indentures supplemental to said Original Indenture dated as of October 1, 1943, of which one hundred supplemental indentures the One Hundred and First Supplemental Indenture is dated as of January 1, 2005, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this One Hundred and First Supplemental Indenture has been duly authorized by Unanimous Written Consent of the Board of Directors of the Company, and all conditions and requirements necessary to make this One Hundred and First Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this ONE HUNDRED AND FIRST SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof: NONE

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 2005, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:

State and County

DELAWARE

New Castle

Received For Record	Deed Records Instrument	Received For Record	Deed Records Instrument
06/24/04	20040726-0081949	03/23/05	20050406-0032662
06/24/04	20050915-0094511	03/28/05	20050421-0037656
06/25/04	20040726-0081950	03/30/05	20050421-0037658
06/25/04	20040726-0081948	04/12/05	20050623-0061153
07/07/04	20050224-0018104	04/18/05	20050526-0049485
09/08/04	20050308-0021830	04/18/05	20050526-0049488
10/22/04	20050224-0018105	04/29/05	20050526-0049487
10/26/04	20050131-0011064	04/29/05	20050526-0049486
11/08/04	20050211-0014795	05/05/05	20050623-0061152
12/10/04	20050224-0018107	05/09/05	20050609-0056552
12/15/04	20050131-0011062	05/13/05	20050609-0056553
12/23/04	20050224-0018103	05/25/05	20050609-0056551
12/23/04	20050131-0011063	07/19/05	20050829-0086669
12/23/04	20050629-0064098	07/19/05	20051110-0116447
12/29/04	20050131-9911061	07/31/05	20051110-0116446
12/30/04	20050211-0014799	08/01/05	20050829-0086670
12/30/04	20050211-0014798	08/09/05	20050829-0086672
01/06/05	20050720-0071408	08/09/05	20050829-0086671
01/06/05	20050720-0071409	08/17/05	20051007-013190
01/13/05	20050211-0014800	08/18/05	20051031-0110718
01/13/05	20050211-0014797	08/22/05	20050928-0099049
01/13/05	20050520-0047571	08/25/05	20050915-0094512
01/18/05	20050224-0018102	08/28/05	20051031-0110713
01/28/05	20050224-0018101	08/28/05	20051031-0110714
01/31/05	20050308-0022012	08/29/05	20050915-0094510
02/01/05	20050224-0018106	08/29/05	20051031-0110712
02/03/05	20050421-0037657	08/29/05	20051031-0110711
02/10/05	20050512-0045521	08/31/05	20050928-0099048
02/17/05	20050308-0022009	08/31/05	20051007-0103191
02/17/05	20050308-0022010	09/12/05	20051031-0110721
02/17/05	20050308-0022011	09/15/05	20051031-0110720
02/23/05	20050413-0034720	09/17/05	20051031-0110715
02/28/05	20050413-0034721	10/04/05	20051031-0110710
03/01/05	20050428-0039902	10/05/05	20051031-0110716
03/02/05	20050428-0039900	10/05/05	20051031-0110717
03/03/05	20050413-0034719	10/11/05	20051012-0104547
03/16/05	20050428-0039901	10/12/05	20051110-0116448
03/17/05	20050406-0032661	10/13/05	20051031-0110719
		12/17/05	20050406-0032660

State and County

DELAWARE

Kent

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
04/04/05	2035	00014	05/05/05	2005	14541
04/12/05	0414	00169

DELAWARE

Sussex

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
01/10/05	3095	153	07/06/05	3173	082
01/10/05	3095	141	07/06/05	3173	084
01/10/05	3095	143	07/07/05	3173	086
01/10/05	3095	145	07/14/05	3183	010
01/10/05	3095	147	07/19/05	3207	333
01/10/05	3095	149	07/20/05	3183	130
01/10/05	3095	151	07/20/05	3183	132
01/12/05	3095	139	07/20/05	3183	008
02/03/05	3133	031	08/04/05	3200	057
02/03/05	3133	035	08/05/05	3200	059
02/03/05	3133	033	08/05/05	3183	016
02/03/05	3133	037	08/08/05	3207	337
02/08/05	3218	088	08/10/05	3200	055
03/02/05	3149	023	08/12/05	3193	334
03/03/05	3183	022	08/12/05	3200	051
04/06/05	3183	018	08/12/05	3200	053
04/10/05	3133	029	08/16/05	3193	332
04/20/05	3183	024	08/16/05	3193	330
04/21/05	3183	020	08/16/05	3149	019
05/03/05	3149	013	08/16/05	3149	017
05/05/05	3149	021	08/16/05	3149	015
05/05/05	3183	026	08/18/05	3193	326
05/06/05	3183	030	08/18/05	3193	328
05/16/05	3160	075	08/18/05	3218	092
05/20/05	3154	327	08/18/05	3218	094
05/24/05	3154	325	08/18/05	3218	096
05/25/05	3160	079	08/27/05	3207	335
05/25/05	3160	077	08/30/05	3207	339
05/25/05	3154	321	09/08/05	3208	237
05/26/05	3154	325	09/08/05	3208	235
06/13/05	3160	081	09/19/05	3218	090
06/14/05	3183	012	09/19/05	3218	086
06/15/05	3183	028	10/20/05	3229	053
06/29/05	3173	088	11/08/05	3183	014

State and County

MARYLAND

Caroline

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
02/03/05	590	708	06/27/05	619	396
03/22/05	601	729	07/10/05	626	243
03/22/05	610	529	08/03/05	627	288
03/22/05	610	738	08/04/05	627	290
03/30/05	601	727	08/08/05	628	657
04/25/05	647	417	09/06/05	639	381
04/26/05	647	419	10/17/05	646	041
05/04/05	619	398	10/17/05	646	039
06/16/05	618	329	10/31/05	647	421
06/22/05	626	245	11/22/05	655	181

State and County

MARYLAND

Cecil

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
02/07/05	1847	489	07/26/05	1956	081
03/21/05	1879	070	07/26/05	1956	079
03/24/05	1957	048	07/26/05	1956	093
03/30/05	1957	050	07/26/05	1956	085
04/15/05	1885	212	07/29/05	1956	089
04/18/05	1885	204	07/29/05	1956	091
04/18/05	1885	206	08/02/05	1967	403
04/18/05	1885	208	08/05/05	1965	075
04/18/05	1885	210	08/09/05	1965	073
04/18/05	1880	678	08/12/05	1967	405
04/25/05	1891	277	08/16/05	1967	399
04/26/05	1891	284	08/16/05	1967	401
05/09/05	1901	221	08/16/05	1967	397
05/11/05	1919	114	08/24/05	1977	099
05/16/05	1919	112	09/04/05	2006	128
05/19/05	1919	110	09/06/05	1988	036
05/24/05	1919	116	09/08/05	2006	132
06/02/05	1957	064	09/09/05	1988	038
06/02/05	1957	066	09/12/05	2006	130
06/06/05	1919	118	09/13/05	2006	126
06/16/05	1957	060	09/16/05	2006	124
06/18/05	1957	062	09/16/05	2006	120
06/28/05	1953	197	09/20/05	2006	118
07/05/05	1957	054	09/20/05	2006	122

07/05/05	1957	057	09/25/05	2025	625
07/06/05	1957	068	09/28/05	2042	050
07/08/05	1957	052	09/29/05	2042	052
07/20/05	1957	044	10/14/05	2042	048
07/20/05	1957	046	10/18/05	2025	627
07/25/05	1956	083	10/26/05	2042	054
07/25/05	1956	087	11/01/05	2042	537

State and County

MARYLAND

Dorchester

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
03/03/05	670	105	07/22/05	668	486
05/02/05	651	415	09/10/05	686	128
05/10/05	655	039	09/10/05	690	733

State and County

MARYLAND

Harford

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
12/13/04	5829	101	07/26/05	6217	134
12/16/04	6234	336	07/29/05	6234	338
01/06/05	5829	099	07/30/05	6234	334
01/28/05	5834	372	08/06/05	6234	332
02/08/05	5934	368	08/09/05	6256	521
02/08/05	5934	370	08/18/05	6272	487
03/23/05	6324	542	08/18/05	6272	485
04/12/05	5998	383	08/25/05	6324	603
04/14/05	5998	385	09/14/05	6367	335
04/21/05	6035	176	09/20/05	6388	250
04/27/05	6035	178	09/30/05	6469	600
05/19/05	6088	428	10/27/05	6469	602
05/30/05	6256	525	10/27/05	6429	414
06/05/05	6128	683	10/30/05	6489	640
06/10/05	6138	329	11/03/05	6469	604
06/21/05	6164	171	11/14/05	6489	642
07/25/05	6256	523	11/17/05	6489	638
			11/22/05	6489	636

State and County

MARYLAND

Kent

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
04/13/05	414	167	09/16/05	439	344
04/21/05	416	518	11/05/05	444	055
05/06/05	418	205	11/17/05	452	139
06/13/05	425	035

State and County

MARYLAND

Queen Anne’s

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
07/12/04	1452	686	08/30/05	1459	219
03/19/05	1390	352	08/31/05	1452	680
04/21/05	1397	007	09/09/05	1461	741
04/21/05	1397	005	09/15/05	1472	167
05/06/05	1403	202	09/16/05	1474	394
05/10/05	1461	739	09/22/05	1474	396
05/12/05	1410	087	09/26/05	1472	171
07/06/05	1427	598	09/28/05	1472	169
07/11/05	1439	691	10/25/05	1483	486
07/11/05	1439	693	10/31/05	1495	389
07/19/05	1439	695	11/07/05	1490	733
07/29/05	1439	113	11/22/05	1502	461
08/08/05	1452	684	11/30/05	1502	463
08/19/05	1452	682	11/30/05	1502	465
			12/15/05	1502	467

State and County

MARYLAND

Somerset

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
07/18/05	616	076	07/22/05	616	074

State and County

MARYLAND

Talbot

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
12/07/04	1310	699	07/07/05	1364	398
12/07/04	1310	701	07/08/05	1353	369
12/08/04	1370	694	07/13/05	1347	201
04/01/05	1339	091	07/25/05	6217	136
04/18/05	1347	197	07/27/05	6217	138
04/26/05	1339	093	08/24/05	1372	153
05/03/05	1337	538	10/11/05	1392	148
05/04/05	1364	402	10/14/05	1392	146
05/10/05	1337	536	11/03/05	1396	074
05/16/05	1347	199	11/14/05	1405	130
05/17/05	1339	097	11/14/05	1405	126
05/20/05	1339	088	11/15/05	1405	128
05/23/05	1339	095	11/21/05	1409	619
05/25/05	1339	099	11/28/05	1405	132
05/27/05	1343	527	12/02/05	1405	124
06/30/05	1364	400	12/06/05	1377	309
			12/09/05	1409	621

State and County

MARYLAND

Wicomico

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
01/06/05	2356	266	03/30/05	2494	547
01/06/05	2411	649	04/05/05	2406	211
01/17/05	2395	725	04/07/05	2005	2448
01/27/05	2395	723	07/29/05	2522	023
02/17/05	2396	268	10/22/05	2522	019
03/11/05	2396	272	11/07/05	2522	021
03/14/05	2396	270	11/17/05	2406	209
03/28/05	2395	720	06/01/05	2442	398
			09/20/04	2437	094

State and County

MARYLAND

Worcester

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
04/27/05	4453	283	07/28/05	4511	276
04/29/05	4429	257	07/28/05	4505	289
05/04/05	4453	285	07/28/05	4505	287
05/18/05	4463	148	08/17/05	4518	244
05/23/05	4463	150	08/30/05	4540	226
06/08/05	4463	144	09/09/05	4540	231
06/10/05	4463	146	09/09/05	4540	229
06/15/05	4564	544	09/20/05	4564	548
06/27/05	4486	274	09/21/05	4564	550
07/14/05	4506	352	10/05/05	4564	546
07/15/05	4506	350	10/24/05	4585	619
			10/27/05	4585	621

State and County

VIRGINIA

Accomack

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
05/02/05	2005	3554	06/16/05	2005	6459
05/10/05	2005	3552	06/29/05	2005	6457
05/17/05	2005	3553	08/01/05	2005	6456
06/15/05	2005	6458	08/04/05	2005	5505

State and County

VIRGINIA

Northampton

Received For Record	Deed Records Instrument	Received For Record	Deed Records Instrument
02/03/05	500000722	05/16/05	500002163
05/16/05	500002162

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71% Bonds	06/01/25	$100,000,000
06/19/95	6.95% Amortizing Bonds	06/01/08	$25,800,000

First Mortgage Bonds, Pledged Series I

Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$159,550,000

As supplemented and amended by this One Hundred and First Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this One Hundred and First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This One Hundred and First Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, is JPMorgan Chase Bank, N.A., 4 New York Plaza, 15th Floor, New York, New York 10004, Attn.: Worldwide Securities Services.

The Company acknowledges that it received a true and correct copy of this One Hundred and First Supplemental Indenture.

This One Hundred and First Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this One Hundred and First Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary and the Trustee has caused this instrument to be signed in its name and behalf by a Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of January, 2006.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ Thomas S. Shaw
THOMAS S. SHAW, PRESIDENT
April 12, 2006

Attest:

/s/ Diana C. DeAngelis
DIANA C. DEANGELIS, ASSISTANT SECRETARY

JPMORGAN CHASE BANK, N.A.
(formerly known as The Chase Manhattan Bank)

Date of Execution	By	/s/ Michael A. Smith
MICHAEL A. SMITH, VICE PRESIDENT
April 13, 2006

Attest:

/s/ Rosa Ciaccia
ROSA CIACCIA, TRUST OFFICER

STATE OF DELAWARE	)
) SS.
NEW CASTLE COUNTY	)

BE IT REMEMBERED that on this 12th day of April, 2006, personally came before me, a notary public for the State of Delaware, Thomas S. Shaw, President of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Company; that his signature is in his own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that his act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Julia R. Swintek
Notary Public, State of Delaware
My commission expires 4/30/09

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Diana C. DeAngelis
Diana C. DeAngelis

STATE OF NEW YORK	)
) SS.
COUNTY OF NEW YORK	)

BE IT REMEMBERED that on this 13th day of April, 2006, personally came before me, a Notary Public for the State of New York, Michael A. Smith, Vice President of JPMORGAN CHASE BANK, N.A., a corporation of the State of New York (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Trustee; that his signature is his own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that his act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Francis J. Grippo
Notary Public, State of New York

[Seal]

CERTIFICATE OF RESIDENCE

JPMORGAN CHASE BANK, N.A., successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 4 New York Plaza, in the Borough of Manhattan, in The City of New York, in the State of New York.

JPMORGAN CHASE BANK, N.A.

By	/s/ Carol Ng

RECORDATION DATA

Executed Counterparts of the One Hundred and First Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

State/County	Received for Record		Mortgage Records
		Book		Page
DELAWARE
Kent	4/25/06	2898		124
New Castle	4/18/06		20060418-	0036605
Sussex	4/19/06	08640		344
MARYLAND
Caroline	4/25/06	0681		0729
Cecil	4/28/06	2125		404
Dorchester	4/20/06	0724		0443
Harford	4/28/06	6716		0056
Kent	4/27/06	0470		384
Queen Anne’s	4/21/06	1543		149
Somerset	4/25/06	0646		091
Talbot	4/20/06	1437		605
Wicomico	4/21/06	2591		359-372
Worcester	4/20/06	4687		63-78
NEW JERSEY
Burlington
Camden	5/4/06	MB:08194		1283
Gloucester	4/26/06	MB:9637	Dkt# 27788	82
Middlesex	5/3/06	11520		0043
Mercer	5/3/06	MB:09460		0841
Salem	4/27/06	02049		00175
Somerset	4/27/06	5886		3040-3055
Warren	4/27/06	4382		158
PENNSYLVANIA
Adams	4/26/06	4392		82
Armstrong	4/26/06	3219		276
Bedford	4/25/06	1116		441
Blair	4/25/06		200607675
Cambria	4/27/06	2132		818
Cumberland	4/26/06	1948		770
Delaware	4/26/06	3784		775
Franklin	4/25/06	3114		185
Huntingdon	4/26/06	801		358
Indiana	4/25/06	1579		301
Montgomery	4/26/06	11778		2963
Westmoreland	4/25/06		200604250018933
York	4/25/06	1806		3318
VIRGINIA
Accomack	4/20/06		200602407
Northampton	4/20/06		060001159

This Instrument Prepared By:

/s/ Diana C. DeAngelis
Diana C. DeAngelis Delmarva Power & Light Company 800 King Street Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

THE BANK OF NEW YORK TRUST COMPANY, N.A.,

Trustee.

ONE HUNDRED AND SECOND SUPPLEMENTAL

INDENTURE

Dated as of January 1, 2007

(but executed on the dates shown on the execution page)

This ONE HUNDRED AND SECOND SUPPLEMENTAL INDENTURE, dated as of the first day of January, 2007 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this One Hundred and Second Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which The Bank of New York Trust Company, N.A. is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by one hundred and one indentures supplemental to said Original Indenture dated as of October 1, 1943, of which one hundred and one supplemental indentures the One Hundred and First Supplemental Indenture is dated as of January 1, 2006, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this One Hundred and Second Supplemental Indenture has been duly authorized by Unanimous Written Consent of the Board of Directors of the Company, and all conditions and requirements necessary to make this One Hundred and Second Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this ONE HUNDRED AND SECOND SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof: NONE

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 2006, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:

State and County

DELAWARE

New Castle

Received For Record	Deed Records Instrument	Received For Record	Deed Records Instrument
10/1/1943	20060131-0010967	4/17/2006	20060516-0046956
10/1/1943	20060316-0025617	4/17/2006	20060516-0046955
1/10/2005	20050907-0090579	4/20/2006	20060731-0072091
1/30/2006	20060131-0010966	4/20/2006	20060731-0072094
3/31/2006	20060411-0034160	4/26/2006	20060516-0046953
4/27/2005	20050907-0090580	5/3/2006	20060614-9956991
5/31/2005	20051222-0131861	5/9/2006	20060816-0078654
7/13/2005	20050907-009582	5/25/2006	20060927-0092298
7/25/2005	20051222-0131862	6/7/2006	20060907-0085355
7/27/2005	20050907-0090584	6/9/2006	20060811-0076719
7/28/2005	20050907-0090581	6/14/2006	20060731-0072093
8/15/2005	20050907-0090583	6/15/2006	20060927-0092303
9/7/2005	20051222-0131865	6/15/2006	20060731-0072092
9/23/2005	20060112-004139	6/22/2006	20060811-0076718
9/30/2005	20051222-0131863	7/12/2006	20060816-0078955
10/5/2005	20051222-0131866	7/14/2006	20060811-0076720
10/5/2006	20051222-0131867	7/14/2006	20060907-0085353
10/18/2005	20060516-0046963	7/14/2006	20060907-0085354
10/24/2005	20051214-0128764	7/28/2006	20068016-0078953
10/24/2005	20051214-0128763	7/25/2006	20060816-0078956
10/24/2005	20051214-0128762	8/8/2006	20060927-0092299
11/1/2005	20051214-0128765	8/15/2006	20060927-0092300
11/4/2005	20051222-0131864	8/25/2006	20060927-0092301
11/7/2005	20060130-0010207	8/30/2006	20060927-0092302
11/9/2005	20060420-0037763	11/1/2006	20061101-0103513
11/21/2005	20060516-0046957	11/1/2006	20061101-0103512
11/22/2005	20051222-0131860	11/1/2006	20061101-0103511
11/23/05	20051222-0131868	11/1/2006	20061101-0103510
11/25/2005	20060112-0004141	11/1/2006	20061101-0103509
11/28/2005	20060130-0010210	11/1/2006	20061101-0103508
12/8/2005	20060112-0004140	11/1/2006	20061101-0103507
12/14/2005	20060112-004143	11/1/2006	20061101-0103506
12/14/2005	20060130-0010208	11/1/2006	20061101-0103505
12/20/2005	20060130-0010209	11/1/2006	20061101-0103504

12/28/2005	20060731-0072095	11/1/2006	20061101-0103503
01/05/06	20060316-0025862	11/29/2006	20061129-0111814
01/06/06	20060516-0046964	11/29/2006	20061129-0111813
01/13/06	20060316-0025863	11/29/2006	20061129-0111812
01/25/06	20060324-0028242	11/29/2006	20061129-0111811
01/27/06	20060316-0025864	11/29/2006	20061129-0111810
02/03/06	20060516-0046962	11/29/2006	20061129-0111809
02/13/06	20060324-0028241	11/29/2006	20061129-0111808
02/17/06	20060516-0046958	11/29/2006	20061129-0111820
02/24/06	20060420-0037762	11/29/2006	20061129-0111819
02/26/06	20060516-0046965	11/29/2006	20061129-0111818
3/10/2006	20060516-0046961	11/29/2006	20061129-0111817
4/3/2006	20060516-0046959	11/29/2006	20061129-0111816
4/3/2006	20060516-0046954	11/29/2006	20061129-0111815
4/7/2006	20060614-0056990	12/29/06	20061229-0121379
4/12/2006	20060516-0046960
4/16/2006	20060728-0071689

State and County

DELAWARE

Kent

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
3/13/2006	2883	165	5/8/2006	3026	107
4/12/2006	473	310	10/31/2006	2006	71961
4/20/2006	473	312

DELAWARE

Sussex

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
5/31/2005	3247	216	5/6/2006	3338	23
5/10/2005	3247	204	5/6/2006	3338	27
5/10/2005	3247	208	5/8/2006	3338	25
8/12/2005	3288	330	5/19/2006	3338	19
8/12/2005	3288	333	5/24/2006	3338	17
8/17/2005	3264	7	6/1/2006	3357	317
8/18/2005	3284	162	6/6/2006	3357	330
9/29/2005	3232	322	6/14/2006	3357	326
9/28/2005	3231	135	6/14/2006	3357	328
12/15/2005	3281	191	6/14/2006	3357	324
12/15/2005	3265	5	6/22/2006	3356	66
10/13/2005	3231	133	6/27/2006	3348	263
10/28/2005	3247	198	7/10/2006	3355	322
10/31/2005	3241	89	7/11/2006	3348	265
11/2/2005	3241	87	7/11/2006	3348	267
11/2/2005	3309	284	7/12/2006	3347	180

11/10/2005	3284	166	7/14/2006	3355	326
11/29/2005	3265	13	7/25/2006	3355	328
11/21/2005	3247	202	7/25/2006	3355	330
12/1/2005	3247	200	8/4/2006	3356	64
12/5/2005	3265	9	9/26/2006	3364	219
12/6/2005	3284	168	10/31/2006	3377	251
1/3/2006	3265	011	10/31/2006	337	255
1/12/2006	3281	193	10/31/2006	3377	257
1/24/2006	3284	152	10/31/2006	3377	259
2/1/2006	3284	164	10/31/2006	3377	2614
2/7/2006	3284	170	10/31/2006	3377	263
2/8/2006	3284	160	10/31/2006	3377	265
2/9/2006	3347	174	10/31/2006	3377	267
2/13/2006	3284	158	10/31/2006	3377	269
2/17/2006	3284	156	10/31/2006	3377	251
3/2/2006	3284	154	10/31/2006	337	255
3/3/2006	3309	259	10/31/2006	3377	257
3/3/2006	3309	269	10/31/2006	3377	259
3/7/2006	3347	178	10/31/2006	3377	2614
3/19/2006	3309	277	10/31/2006	3377	263
3/20/2006	3347	176	10/31/2006	3377	265
3/31/2006	3338	21	10/31/2006	3377	267
4/3/2006	3309	286	10/31/2006	3377	269
4/5/2006	3338	32	11/29/2006	3387	247
4/5/2006	3338	29	11/29/2006	3387	244
4/10/2006	3309	257	11/29/2006	3387	241
4/13/2006	3309	255	11/29/2006	3387	252
4/19/2006	3309	253	11/29/2006	3387	250
4/22/2006	3135	294	11/29/2006	3387	238
4/25/2006	3247	212	11/29/2006	3387	235
5/3/2006	3355	324	11/29/2006	3387	233
			11/29/2006	3387	231
			11/29/2006	3387	229

State and County

MARYLAND

Caroline

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
1/25/2006	672	0115	8/19/2006	719	643
1/25/2006	704	84	8/18/2006	719	645
2/24/2006	672	0614	12/5/2006	727	572
2/24/2006	704	82	12/14/2005	658	277
3/2/2006	681	0372
6/18/2006	704	80
6/18/2006	704	78

State and County

MARYLAND

Cecil

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
10/27/2005	2050	10	8/15/2006	2217	565
11/11/2005	2050	8	8/18/2006	2217	567
11/16/2005	2050	14	8/24/2006	2217	561
11/26/2005	2050	12	10/31/2006	2235	692
12/7/2005	2071	233	10/31/2006	2235	695
12/8/2005	2071	229	10/31/2006	2235	697
12/9/2005	2071	227	10/31/2006	2235	688
12/10/2005	2071	231	10/31/2006	2235	686
12/19/2005	2071	225	11/8/2006	2240	709
12/21/2005	2071	222	11/8/2006	2240	711
1/19/2006	2103	597	11/8/2006	2240	713
1/20/2006	2103	599	11/8/2006	2240	715
1/23/2006	2098	200	11/8/2006	2240	717
1/24/2006	2098	195	11/31/06	2235	690
1/26/2006	2098	197	12/4/2006	2255	321
2/2/2006	2103	593	12/4/2006	2255	319
2/3/2006	2103	595	12/12/2005	2071	235
2/13/2006	2130	745	12/24/2006	2255	317
2/17/2006	2130	741	12/4/2006	2255	315
3/2/2006	2130	743	12/24/2006	2255	313
3/15/2006	2130	736	12/4/2006	2255	311
3/20/2006	2130	733	12/4/2006	2255	309
3/21/2006	2154	012	12/4/2006	2255	307
6/2/2006	2181	183	12/4/2006	2255	304
6/4/2006	2181	181	12/4/2006	2255	302
6/21/2006	2181	185	12/4/2006	2255	298
6/26/2006	2194	202	12/4/2006	2255	294
7/18/2006	2194	200	12/4/2006	2255	325
7/28/2006	2217	563
7/29/2006	2202	357

State and County

MARYLAND

Dorchester

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
11/28/2005	707	232	4/13/2006	730	513
12/15/2005	718	0222	4/18/2006	730	511
2/7/2006	719	0130	4/27/2006	747	618
3/20/2006	724	0518	5/1/2006	730	515
3/27/2006	747	620

State and County

MARYLAND

Harford – original Mortgage recorded 7/7/95 – Book 2267, Page 570

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
10/27/2005	6632	0554	7/4/2006	6879	591
1/6/2006	6632	0556	7/11/2006	6909	380
3/17/2003	6632	0558	7/26/2006	6949	533
4/17/2006	6754	0304	11/17/2006	6818	97
4/18/2006	6754	0306	12/5/2006	7096	106
5/21/2006	6818	95	12/5/2006	7096	108
6/13/2006	6887	20	12/5/2006	7096	110
6/15/2006	6887	18
6/23/2006	6887	22

State and County

MARYLAND

Kent

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
11/22/2005	458	163	5/1/2006	473	314
12/16/2005	455	62	5/30/2006	489	228
12/16/2005	455	60	6/6/2006	483	517
2/7/2006	469	234	6/6/2006	489	232
2/8/2006	465	398	7/31/2006	488	151
2/10/2006	469	230	11/1/2006	496	309
2/10/2006	4752	469	11/1/2006	496	307
2/10/2006	4752	471	11/30/2006	499	516
2/28/2006	469	232	11/30/2006	499	518
4/25/2006	489	230

State and County

MARYLAND

Queen Anne’s

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
8/30/2005	1564	409	5/10/2006	1564	407
9/6/2005	1528	635	5/11/2006	1564	405
11/28/2005	1510	586	5/12/2006	1564	403
12/20/2005	1510	582	5/22/2006	1564	411
12/21/2005	1510	584	5/26/2006	1585	416
12/21/2005	1528	627	6/9/2006	1581	58
1/3/2006	1531	277	6/12/2006	1581	56
1/22/2006	1531	269	6/27/2006	1581	62
1/23/2006	1531	279	6/30/2006	1581	192
1/30/2006	1531	265	7/5/2006	1585	418
1/30/2006	1531	267	7/13/2006	1581	190
2/2/2006	1564	397	7/14/2006	1587	340
2/6/2006	1542	422	7/15/2006	1587	342

2/6/2006	1541	422	7/12/2006	1587	344
2/7/2006	1528	629	8/3/2006	1594	738
2/9/2006	1531	273	8/31/2006	1602	44
2/9/2006	1531	275	8/4/2006	1602	46
2/10/2006	1531	271	8/4/2006	1602	48
3/9/2006	1542	424	11/1/2006	1615	197
3/9/2006	1542	426	11/1/2006	1615	195
3/9/2006	1542	428	11/1/2006	1615	193
3/9/2006	1542	430	11/30/2006	1626	82
3/13/2006	1551	645	11/30/2006	1626	80
3/22/2006	1541	426	11/30/2006	1626	78
4/11/2006	1541	424	11/30/2006	1626	76
4/28/2006	1581	54	11/30/2006	1626	74
5/4/2006	1564	399	11/30/2006	1626	84
5/5/2006	1581	60	11/30/2006	1626	86
5/9/2006	1564	401	11/30/2006	1626	88
5/9/2006	1564	401

State and County

MARYLAND

Somerset

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
06/19/06	652	185	04/05/06	652	189
04/05/06	652	187

State and County

MARYLAND

Talbot

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
12/12/2005	1415	115	8/28/2006	1487	25
1/17/2006	1428	584	8/30/2006	1483	182
3/6/2006	1438	524	8/31/2006	1483	180
3/6/2006	1438	522	11/2/2006	1491	404
3/6/2006	1438	526	11/2/2006	1491	402
3/8/2006	1438	520	12/4/2006	1500	102
3/23/2006	1438	518	12/4/2006	1500	96
8/14/2006	1477	402	12/4/2006	1500	98
8/21/2006	1487	23	12/4/2006	1500	100

State and County

MARYLAND

Wicomico

Received	Deed Records		Received	Deed Records
For Record	Book	Page	For Record	Book	Page
4/7/2005	2646	281	2/23/2006	2575	747
6/23/2005	2546	279	3/28/2006	2604	660
10/14/2005	2574	8	3/28/2006	2604	662
12/20/2005	2575	745

State and County

MARYLAND

Worcester

Received For Record	Deed Records		Received For Record	Deed Records
	Book	Page		Book	Page
12/15/2005	4752	473	2/21/2006	4667	291
1/1/2006	4663	258	2/21/2006	4667	293
1/4/2006	4663	260	4/10/2006	4716	390
2/21/2006	4667	287	6/27/2006	4731	155
2/21/2006	4667	289	11/30/2006	4826	685

State and County

VIRGINIA

Accomack

Received	Deed Records		Tax
For Record	Book	Page	Parcel No.
12/5/2005	2006	1658	030A201B0003500
Received	Deed Records
For Record	Instrument No.
1/31/2006	200606562
4/28/2006	200606560		01200A000012100
5/8/2006	200606561
6/6/2006	200605746		028E00700F0000
7/12/2006	200605745		101000900000300
7/27/2006	200606240		030A201B003200
7/27/2006	200606241		030A201B0003100
7/27/2006	200606242		030A201B0003000
7/27/2006	200606245		030A201B0003400
7/27/2006	200606244		030A201B0002800
7/27/2006	200606243		030A201B003500
7/25/2006	200605856		1100A000001800
7/28/2006	200605857		030A5A000043200
7/27/2006	200605858		030A201B0002900
8/15/2006	200605744		12000A0000033D0
8/22/2006	200606239		092006500B001A
10/30/2006	200606669
10/30/2006	200606670		0840000600A00002
10/30/2006	200606671		085A2A000035300
			085A2A0000356A0

11/7/2006	200606833		009300A00009000

11/7/2006	200606832		031B118000002A0

State and County

VIRGINIA

Northampton

Received For Record	Deed Records Instrument	Tax Parcel No.	Received For Record	Deed Records Instrument	Tax Parcel No.
10/19/2005	60002354	0077C-0A 00-002	1/9/2006	60001173	0001060A-00-046
10/26/2005	60002357	00076-0A-00-021	2/6/2006	60001172	0260005000-100
10/27/2005	60002355	00077-08-00-000H	3/6/2006	60002352	20(A) 34
10/27/2006	60002356	00076-0A-00-019	3/23/2006	60001774
10/27/2005	60002353	106A-03-00-002	4/5/2006	60001772
10/27/2005	60002358	0076-0A-00-035	4/26/2006	106001773
10/27/2005	60002359	00076-0A-00-036	5/31/2006	60002445
10/26/2005	60002364	00077-08-00-000F	7/6/2006	60002286	84A-147
10/31/2005	60002365	00077-08-00-00D	8/15/2006	60002703	106A-03-00-001
11/2/2005	60002362	00077-08-00-000G	10/20/2006	60002443
11/3/2005	60002363	00077-08-00	10/30/2006	60003061	00041-0A-00-006-000
11/10/2005	60002360	00077-08-00000J	10/30/2006	60003062	084C3-10-00
11/15/2005	60002444		10/30/2006	60003063	084C3-0A-00-026000
11/21/2005	60002361	00077-08-00-0001	12/1/2006	6003313	000580A-0009
12/5/2005	60001174	85C1 & C2

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71% Bonds	06/01/25	$100,000,000
06/19/95	6.95% Amortizing Bonds	06/01/08	$25,800,000

First Mortgage Bonds, Pledged Series I

Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$159,550,000

As supplemented and amended by this One Hundred and Second Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this One Hundred and Second Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This One Hundred and Second Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, is The Bank of New York Trust Company, N.A., 2 N. La Salle St., Suite 1020, Chicago, Illinois 60602, Attn.: Global Corporate Trust.

The Company acknowledges that it received a true and correct copy of this One Hundred and Second Supplemental Indenture.

This One Hundred and Second Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this One Hundred and Second Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary and the Trustee has caused this instrument to be signed in its name and behalf by a Vice President and its corporate seal to be hereunto affixed and attested by an authorized officer, effective as of the 1st day of January, 2007.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ Thomas S. Shaw
THOMAS S. SHAW, PRESIDENT
April 10, 2007

Attest:

/s/ Diana C. DeAngelis
DIANA C. DEANGELIS, ASSISTANT SECRETARY

THE BANK OF NEW YORK TRUST COMPANY, N.A.

Date of Execution	By	/s/ R. Tamas
, VICE PRESIDENT
April 12, 2007

Attest:

/s/ Lawrence M. Kusch
, AVP

STATE OF DELAWARE	)
) SS.
NEW CASTLE COUNTY	)

BE IT REMEMBERED that on this 10th day of April, 2007, personally came before me, a notary public for the State of Delaware, Thomas S. Shaw, President of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Company; that his signature is in his own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that his act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Julia R. Swintek/Reilly
Notary Public, State of Delaware My commission expires

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Diana C. DeAngelis
Diana C. DeAngelis

STATE OF ILLINOIS	)
) SS.
COUNTY OF COOK	)

BE IT REMEMBERED that on this 12th day of April, 2007, personally came before me, a Notary Public for the State of Illinois, R. Tamas, Vice President of THE BANK OF NEW YORK TRUST COMPANY, N.A., a corporation of the State of Illinois (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Trustee; that his signature is his own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that his act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Julie Braun
Notary Public, State of Illinois

[Seal]

CERTIFICATE OF RESIDENCE

THE BANK OF NEW YORK TRUST COMPANY, N.A., successor Trustee to the Trustee within named, hereby certifies that its precise residence is 2 N. La Salle St., Suite 1020, Chicago, Illinois 60602.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By	/s/ Lawrence M. Kusch

RECORDATION DATA

Executed Counterparts of the One Hundred and Second Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

State/County	Received for Record		Mortgage Records
		Book		Page
DELAWARE
Kent	4/20/07	Dkt #2007-88912 3731		80
New Castle	4/19/07	20070419-0035934
Sussex	5/28/07	9608		1
MARYLAND
Caroline	4/25/07	0758		0206
Cecil	4/25/07	W.L.B. No. 2332		001
Dorchester	4/24/07	M.L.B. No. 0803		0347
Harford	4/30/07	J.J.R. No. 07342		624
Kent	4/25/07	M.L.M. No. 519		394
Queen Anne’s	4/24/07	1677		389
Somerset	4/24/07	I.R.P. No. 0686		192
Talbot	4/18/07	1534		641
Wicomico	4/24/07	M.S.B. No. 2778		724
Worcester	4/24/07	S.V.H. No. 4913		088
NEW JERSEY
Burlington	5/2/07	11413		429
Camden	5/7/07	8544		1418
Gloucester	4/30/07	10541		294
Middlesex	5/3/07	12337		160
Mercer	5/10/07	9829		939
Salem	4/30/07	2231		206
Somerset	4/30/07	6019		2094
Warren	4/30/07	4717		192
PENNSYLVANIA
Adams	4/27/07	4819		162
Armstrong	4/26/07	3431		165
Bedford	4/23/07	1172		54
Blair	4/23/07	200707459
Cambria	4/24/07	2205		832
Cumberland	4/24/07	1989		3551
Delaware	4/23/07	4082		1277
Franklin	4/23/07	3451		592
Huntingdon	4/24/07	846		886
Indiana	4/25/07	2007-172420
Montgomery	4/26/07	12094		2068
Westmoreland	4/23/07	200704230018537
York	4/24/07	1888		5967
VIRGINIA
Accomack	4/19/07	Inst. #200702131
Northampton	4/19/07	Inst. #070000986

This Instrument Prepared By:

/s/ Christie Day Cannon
Christie Day Cannon
Delmarva Power & Light Company
800 King Street
Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

THE BANK OF NEW YORK TRUST COMPANY, N.A.,

Trustee.

ONE HUNDRED AND THIRD SUPPLEMENTAL

INDENTURE

Dated as of January 1, 2008

(but executed on the dates shown on the execution page)

This ONE HUNDRED AND THIRD SUPPLEMENTAL INDENTURE, dated as of the first day of January, 2008 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this One Hundred and Third Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which The Bank of New York Trust Company, N.A. is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by one hundred and two indentures supplemental to said Original Indenture dated as of October 1, 1943, of which one hundred and two supplemental indentures the One Hundred and Second Supplemental Indenture is dated as of January 1, 2007, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this One Hundred and Third Supplemental Indenture has been duly authorized by Unanimous Written Consent of the Board of Directors of the Company, and all conditions and requirements necessary to make this One Hundred and Third Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this ONE HUNDRED AND THIRD SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture:

The Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof: NONE

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 2007, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:

State and County

DELAWARE

New Castle

Received For Record	Instrument No.	Tax ID No
11/09/06	20070705-0059656	10-048.00-037

02/02/07	20070612-0052286	08-013.00-012, 08-013.00-063 08-013.00-088, 08-013.00-087 08-013.00-089

03/12/07	20070705-0059658	11-045.20-001, 11-045.20-017 11-045.40-001, 11-045.40-074

03/27/07	20070618-0054087	0701700099

03/27/07	20070618-0054086	0701700030

05/10/07	20070705-0059657	07-038.10-442,07-038.10-443, 07-038.10-444, 07-038.10-446 07-038.30-172, 07-038.30-173 And 07-038.30-174

05/16/07	20070612-0052353	18-006.00-252 & 18-006.00-253

05/18/07	20070612-0052352	11-031.00-022

05/31/07	20070705-0059655	26-028.40-056

07/19/07	20070719-0063902	11-027.00-144

07/19/07	20070719-0063903	13-017.00-113

07/27/07	20070727-0066418	14-011.00-081

08/16/07	20070816-0073038	15-022.00-228

08/16/07	20070816-0073040	13-017.00-130

08/16/07	20070816-0073039	13-017.00-120

09/20/07	20070920-0083590	15-008.00-021

09/20/07	20070920-0083589	24-003.00-096

09/20/07	20070920-0083591	12-001.00-007

10/04/07	20071004-0087401	13-016.00-159 13-016.00-160 13-016.00-161 13-016.00-162 13-021.00-002 13-021.00-090 13-021.00-091 13-021.00-092

10/04/07	20071004-0087396	15-036.00-156

10/04/07	20071004-0087397	14-020.00-086

10/04/07	20071004-0087398	10-035.00-030

10/04/07	20071004-0087399	14-019.00-054

10/04/07	20071004-0087400	11-061.00-020

11/07/07	20071107-0096569	13-016.00-157

11/07/07	20071107-0096568	08-008.30-080

11/07/07	20071107-0096570	12-027.20-046 12-027.20-170 12-027.20-171

11/07/07	20071107-0096571	11-006.00-030

10/24/07	20071024-0093012	09-034.00-005 09-034.00-006 09-034.00-007 09-034.00-008 09-034.00-009 09-034.00-051

11/14/07	20071114-0098125	26-023.20-089 06-148.00-001

11/14/07	20071114-0098109

26-23.10-065

26-023.10-094 thru

26-023.10-134

26-023.30-097 thru

26-023.30-125

26-023.30-125 1

26-023.30-124 2

26-023.30-123 3

26-023.30-122 4

26-023.30-121 5

26-023.30-120 6

26-023.30-119 7

26-023.30-118 8

26-023.30-117 9

26-023.30-116 10

26-023.30-115 11

26-023.30-114 12

26-023.30-113 13

26-023.30-112 14

26-023.30-111 15

26-023-30-110 16

26-023.30-109 17

26-023.30-108 18

26-023.30-107 19

26-023.30-106 20

26-023.30-105 21

26-023.30-104 22

26-023.30-103 23

26-023.30-102 24

26-023.30-101 25

26-023.30-100 26

26-023.10-120 27

26-023.10-119 28

26-023.10-118 29

26-023.10-117 30

26-023.10-116 31

26-023.10-115 32

26.023.10-114 33

26-023.10-113 34

26-023.10-112 35

26-023.10-111 36

26-023.10-110 37

26-023.10-109 38

26-023.10-105 39

26-023.10-106 40

26-023.10-107 41

26-023.10-108 42

26-023.30-098 43

26-023.30-099 44

26-023.30-097 45

26-023.10-121 46

26-023.10-122 47

26-023.10-123 48

26-023.10-124 49

26-023.10-125 50

26-023.10-126 51

26-023.10-127 52

26-023.10-128 53

26-023.10-129 54

26-023.10-130 55

26-023.10-131 56

26-023.10-132 57

26-023.10-133 58

26-023.10-134 59

26-023.10-100 60

26-023.10-101 61

26-023.10-102 62

26-023.10-103 63

26-023.10-104 64

26-023.10-065 65

26-023.10-094 66

26-023.10-095 67

26-023.10-096 68

26-023.10-097 69

26-023.10-098 70

26-023.10-099 71

12/31/07	20071231-0109533	26-023.30-112 to 26-023.30-125

State and County

DELAWARE

Kent

Received For Record	Instrument No.	Tax ID No
04/10/07	2007-90147	KH-00-052.00-01-03.14-000

6/23/07	93579	NM-00-103.00-01-26.000

7/12/05	36015	3-00-044-02-01-83-00-000

07/30/07	3944/275	NM-00-09500-01-4400-00001

10/02/07	4075/219	SM-00-123.00-01-31.07-000

10/2/07	4075/211

7-00-103.06-02-01.00/000

7-00-103.06-02-02.00/000

7-00-103.06-02-03.00/000

7-00-103.06-02-04.00/000

7-00-103.06-02-05.00/000

7-00-103.06-02-06.00/000

7-00-103.06-02-07.00/000

7-00-103.06-02-08.00/000

7-00-103.06-02-09.00/000

7-00-103.06-02-10.00/000

7-00-103.06-02-11.00/000

7-00-103.06-02-12.00/000

7-00-103.06-02-13.00/000

7-00-103.06-02-14.00/000

7-00-103.06-02-15.00/000

7-00-103.06-02-16.00/000

7-00-103.06-02-17.00/000

7-00-103.06-02-18.00/000

7-00-103.06-02-19.00/000

7-00-103.06-02-20.00/000

7-00-103.06-02-21.00/000

7-00-103.06-02-22.00/000

7-00-103.06-02-23.00/000

7-00-103.06-02-24.00/000

7-00-103.06-02-25.00/000

7-00-103.06-02-26.00/000

7-00-103.06-02-27.00/000

7-00-103.06-02-28.00/000

7-00-103.06-02-29.00/000

7-00-103.06-02-30.00/000

7-00-103.06-02-31.00/000

7-00-103.06-02-32.00/000

7-00-103.06-02-33.00/000

7-00-103.06-02-34.00/000

7-00-103.06-02-35.00/000

7-00-103.06-02-36.00/000

7-00-103.06-02-37.00/000

7-00-103.06-02-38.00/000

7-00-103.06-02-39.00/000

7-00-103.06-02-40.00/000

7-00-103.06-02-41.00/000

7-00-103.06-02-42.00/000

7-00-103.06-02-43.00/000

7-00-103.06-02-44.00/000

7-00-103.06-02-45.00/000

7-00-103.06-02-46.00/000

7-00-103.06-02-47.00/000

7-00-103.06-02-48.00/000

7-00-103.06-02-49.00/000

7-00-103.06-02-50.00/000

7-00-103.06-02-51.00/000

7-00-103.06-02-52.00/000

7-00-103.06-02-53.00/000

7-00-103.06-02-54.00/000

7-00-103.06-02-55.00/000

7-00-103.06-02-56.00/000

7-00-103.06-02-57.00/000

7-00-103.06-02-58.00/000

7-00-103.06-02-59.00/000

7-00-103.06-02-60.00/000

7-00-103.06-02-61.00/000

7-00-103.06-02-62.00/000

7-00-103.06-02-63.00/000

7-00-103.06-02-64.00/000

7-00-103.06-02-65.00/000

7-00-103.06-02-66.00/000

7-00-103.06-02-67.00/000

7-00-103.06-02-68.00/000

7-00-103.06-02-69.00/000

7-00-103.06-02-70.00/000

7-00-103.06-02-71.00/000

7-00-103.06-02-72.00/000

7-00-103.06-02-73.00/000

7-00-103.06-02-74.00/000

7-00-103.06-02-75.00/000

7-00-103.06-02-76.00/000

7-00-103.06-02-77.00/000

7-00-103.06-02-78.00/000

7-00-103.06-02-79.00/000

7-00-103.06-02-80.00/000

7-00-103.06-02-81.00/000

7-00-103.06-02-82.00/000

7-00-103.06-02-83.00/000

7-00-103.06-02-84.00/000

7-00-103.06-02-85.00/000

7-00-103.06-02-86.00/000

7-00-103.06-02-87.00/000

7-00-103.06-02-88.00/000

7-00-103.06-02-89.00/000

7-00-103.06-02-90.00/000

7-00-103.06-02-91.00/000

7-00-103.06-02-92.00/000

7-00-103.06-02-93.00/000

7-00-103.06-02-94.00/000

7-00-103.06-02-95.00/000

7-00-103.06-02-96.00/000

7-00-103.06-02-97.00/000

7-00-103.06-02-98.00/000

7-00-103.06-02-99.00/000

7-00-103.06-03-01.00/000

7-00-103.06-03-02.00/000

7-00-103.06-03-03.00/000

7-00-103.06-03-04.00/000

7-00-103.06-03-05.00/000

7-00-103.06-03-06.00/000

7-00-103.06-03-07.00/000

7-00-103.06-03-08.00/000

7-00-103.06-03-09.00/000

7-00-103.06-03-10.00/000

7-00-103.06-03-11.00/000

7-00-103.06-03-12.00/000

7-00-103.06-03-13.00/000

7-00-103.06-03-14.00/000

7-00-103.06-03-15.00/000

7-00-103.06-03-16.00/000

7-00-103.06-03-17.00/000

7-00-103.06-03-18.00/000

7-00-103.06-03-19.00/000

7-00-103.06-03-20.00/000

7-00-103.06-03-21.00/000

7-00-103.06-03-22.00/000

7-00-103.06-03-23.00/000

7-00-103.06-03-24.00/000

7-00-103.06-03-25.00/000

7-00-103.06-03-26.00/000

7-00-103.06-03-27.00/000

7-00-103.06-03-28.00/000

7-00-103.06-03-29.00/000

7-00-103.06-03-30.00/000

7-00-103.06-03-31.00/000

7-00-103.06-03-32.00/000

7-00-103.06-03-33.00/000

7-00-103.06-03-34.00/000

7-00-103.06-03-35.00/000

7-00-103.06-03-36.00/000

7-00-103.06-03-37.00/000

7-00-103.06-03-38.00/000

7-00-103.06-03-39.00/000

7-00-103.06-03-40.00/000

7-00-103.06-03-41.00/000

7-00-103.06-03-42.00/000

7-00-103.06-03-43.00/000

7-00-103.06-03-44.00/000

7-00-103.06-03-45.00/000

7-00-103.06-03-46.00/000

7-00-103.06-03-47.00/000

7-00-103.06-03-48.00/000

7-00-103.06-03-49.00/000

7-00-103.06-03-50.00/000

7-00-103.06-03-51.00/000

7-00-103.06-03-52.00/000

7-00-103.06-03-53.00/000

7-00-103.06-03-54.00/000

7-00-103.06-03-55.00/000

7-00-103.06-03-56.00/000

7-00-103.06-03-57.00/000

7-00-103.06-03-58.00/000

7-00-103.06-03-59.00/000

7-00-103.06-03-60.00/000

7-00-103.06-03-61.00/000

7-00-103.06-03-62.00/000

7-00-103.06-03-63.00/000

7-00-103.06-03-64.00/000

7-00-103.06-03-65.00/000

7-00-103.06-03-66.00/000

7-00-103.06-03-67.00/000

7-00-103.06-03-68.00/000

7-00-103.06-03-69.00/000

7-00-103.06-03-70.00/000

7-00-103.06-03-71.00/000

7-00-103.06-03-72.00/000

7-00-103.06-03-73.00/000

7-00-103.06-03-74.00/000

7-00-103.06-03-75.00/000

7-00-103.06-03-76.00/000

7-00-103.06-03-77.00/000

7-00-103.06-03-78.00/000

7-00-103.06-03-79.00/000

7-00-103.06-03-80.00/000

7-00-103.06-03-81.00/000

7-00-103.06-03-82.00/000

7-00-103.06-03-83.00/000

7-00-103.06-03-84.00/000

7-00-103.06-03-85.00/000

7-00-103.06-03-86.00/000

7-00-103.06-03-87.00/000

7-00-103.06-03-88.00/000

7-00-103.06-03-89.00/000

7-00-103.06-03-90.00/000

7-00-103.06-03-91.00/000

7-00-103.06-03-92.00/000

7-00-103.06-03-93.00/000

7-00-103.06-03-94.00/000

7-00-103.06-03-95.00/000

7-00-103.06-03-96.00/000

7-00-103.06-03-97.00/000

7-00-103.06-03-98.00/000

7-00-103.06-03-99.00/000

7-00-103.06-04-01.00/000

7-00-103.06-04-02.00/000

7-00-103.06-04-03.00/000

7-00-103.06-04-04.00/000

7-00-103.06-04-05.00/000

7-00-103.06-04-06.00/000

7-00-103.06-04-07.00/000

7-00-103.06-04-08.00/000

7-00-103.06-04-09.00/000

7-00-103.06-04-10.00/000

7-00-103.06-04-11.00/000

7-00-103.06-04-12.00/000

7-00-103.06-04-13.00/000

7-00-103.06-04-14.00/000

7-00-103.06-04-15.00/000

7-00-103.06-04-16.00/000

7-00-103.06-04-17.00/000

7-00-103.06-04-18.00/000

7-00-103.06-04-19.00/000

7-00-103.06-04-20.00/000

7-00-103.06-04-21.00/000

7-00-103.06-04-22.00/000

7-00-103.06-04-23.00/000

7-00-103.06-04-24.00/000

7-00-103.06-04-25.00/000

7-00-103.06-04-26.00/000

7-00-103.06-04-27.00/000

7-00-103.06-04-28.00/000

7-00-103.06-04-29.00/000

7-00-103.06-04-30.00/000

7-00-103.06-04-31.00/000

7-00-103.06-04-32.00/000

7-00-103.06-04-33.00/000

7-00-103.06-04-34.00/000

7-00-103.06-04-35.00/000

7-00-103.06-04-36.00/000

7-00-103.06-04-37.00/000

7-00-103.06-04-38.00/000

7-00-103.06-04-39.00/000

7-00-103.06-04-40.00/000

7-00-103.06-04-41.00/000

7-00-103.06-04-42.00/000

7-00-103.06-04-43.00/000

7-00-103.06-04-44.00/000

7-00-103.06-04-45.00/000

7-00-103.06-04-46.00/000

7-00-103.06-04-47.00/000

7-00-103.06-04-48.00/000

7-00-103.06-04-49.00/000

7-00-103.06-04-50.00/000

7-00-103.06-04-51.00/000

7-00-103.06-04-52.00/000

7-00-103.06-04-53.00/000

7-00-103.06-04-54.00/000

7-00-103.06-04-55.00/000

7-00-103.06-04-56.00/000

10/22/07	4075/222	NM-00-09500-01-4403-00001

10/31/07	2007-107564	NM-00-103.09-01-16.00-000

12/14/07	207-111208	LC-00-047.00-01-13.00-000

State and County

DELAWARE

Sussex

Received For Record	Book	Page	Tax ID No
07/14/07	3417	0026	1-34 23.20 167.00
06/13/05	3417	0028	134-12-567.01
12/04/06	3417	0018	Map20.14, Parcel 205
09/09/05	3417	0022	134 23.20, 169
07/22/05	3417	0024	134-23.20-167.01
01/10/07	3417	0020	1-35 11.00 24.00
10/12/06	11675 3424	0005	3-34 5.00 70.01
01/22/07	11676 3424	0007	1-32-11.00-37.03
01/24/07	11677 3424	0009	5-33 16.00 4.00
02/07/07	11684 3424	0023	1-35 19.07 32.03
02/15/07	11678 3424	0011	2-34 27.00 12.00
02/12/07	11679 3424	0013	1-35 19.00 59.04
02/12/07	11681 3424	0017	5-33-9.00-43.01
02/16/07	11683 3424	0021	1-35 19.07 32.02
02/23/07	11682 3424	0019	1-33 17.13 16.00
08/10/07	11680 3424	0015	233-11.00-246.00
03/23/05	060002709		00077B-01-00-001
08/30/05	000020011 3441	104	2-30-13.00 Par 350
07/18/06	000018179 3437	0003	134-8.00-154.00
01/22/07	000018175 3436	0344	3-34 6.00 335
02/01/07	000018176 3436	0346	2-32 12.00 19.00
02/13/07	000018177 3436	0348	5-33 18.00 26.01
03/08/07	000018178 3437	0001	1-35 19.07 24.00
03/15/07	000020196 3441	179	1-34 11.00-197.00
04/10/07	000022365 3446	180	1-33 20.00 46.00
04/23/07	000022553 3446	336	1-35 11.00 77.00
05/02/07	3462	203	1-34 12.00 2689
05/10/07	22554 3446	338	3-35 11.00 90.00
05/10/07	22555 3446	340	3-34 6.00 144.00
05/25/07	25506 3454	233	1 32 200 1400
05/25/07	25505 3454	231	1-34 17.20 133.01
05/25/07	25504 3454	229	3-34 5.00 139.00
05/25/07	25503 3454	227	1-34 17.20 132.00
05/25/07	25502 3454	225	3-34 19.00 14.00
06/08/07	37544 3459	285	1-34 17.20 62.00
07/18/07	34216 3475	157	1-34 20.05 44.01
07/18/07	34215 3475	155	1-34 20.05 92.00
07/18/07	34213 3475	151	1-34 20.05 92.02
07/18/07	34214 3475	153	1-34 20.05 44.00
07/27/07	35686 3479	030	20-15,8.00 8.02 8.03 8.04 & 8.05
05/21/07	24420 3451	331	2-34-5.00-20.00-561 2-34-5.00-21.00-562 2-34-5.00-22.00-563 2-34-5.00-23.00-564

2-34-5.00-24.00-565

2-34-5.00-79.00-620

2-34-5.00-80.00-621

2-34-5.00-81.00-622

2-34-5.00-82.00-623

2-34-5.00-83.00-624

2-34-5.00-84.00-625

2-34-5.00-85.00-626

2-34-5.00-86.00-627

2-34-5.00-87.00-628

2-34-5.00-88.00-629

2-34-5.00-89.00-630

2-34-5.00-90.00-631

2-34-5.00-91.00-632

2-34-5.00-92.00-633

2-34-5.00-114.00-655

2-34-5.00-115.00-656

2-34-5.00-116.00-657

2-34-5.00-117.00-658

2-34-5.00-118.00-659

2-34-5.00-119.00-660

2-34-5.00-120.00-661

2-34-5.00-121.00-662

2-34-5.00-122.00-663

2-34-5.00-123.00-664

2-34-5.00-124.00-665

2-34-5.00-125.00-666

2-34-5.00-126.00-667

2-34-5.00-127.00-668

2-34-5.00-128.00-669

2-34-5.00-129.00-670

2-34-5.00-130.00-671

2-34-5.00-131.00-672

2-34-5.00-132.00-673

2-34-5.00-133.00-674

2-34-5.00-134.00-675

2-34-5.00-135.00-676

2-34-5.00-136.00-677

2-34-5.00-137.00-678

2-34-5.00-138.00-679

2-34-5.00-139.00-680

2-34-5.00-140.00-681

2-34-5.00-141.00-682

2-34-5.00-142.00-683

2-34-5.00-143.00-684

2-34-5.00-200.00-741

2-34-5.00-201.00-742

2-34-5.00-202.00-743

2-34-5.00-203.00-744

2-34-5.00-204.00-745

2-34-5.00-205.00-746

2-34-5.00-206.00-747

2-34-5.00-207.00-748

2-34-5.00-208.00-749

2-34-5.00-209.00-750

2-34-5.00-210.00-751

2-34-5.00-211.00-752

2-34-5.00-212.00-753

2-34-5.00-213.00-754

2-34-5.00-214.00-755

2-34-5.00-215.00-756

2-34-5.00-216.00-757

2-34-5.00-217.00-758

2-34-5.00-218.00-759

2-34-5.00-219.00-760

2-34-5.00-220.00-761

2-34-5.00-221.00-762

2-34-5.00-222.00-763

2-34-5.00-223.00-764

2-34-5.00-224.00-765

2-34-5.00-225.00-766

2-34-5.00-Parcel-767

2-34-5.00-Parcel-769

2-34-5.00-Parcel-774

2-34-5.00-Parcel-773

2-34-5.00-Parcel-775

2-34-5.00-Parcel-778

05/21/07	24422 03451	336	334 6.00 23.00
05/21/07	24424 3451	340	1-35 20.00 75.00
05/21/07	24423 3451	338	2-35 30.00 99.19
05/21/07	24425 3451	342	2-35 30.00 99.04
05/21/07	24419 3451	329	3-32-1.12-4.00
05/21/07	24424 3451	344	2-34 6.00 6.00
05/21/07	24427 3451	346	2-34 6.00 6.02
0521/07	24421 3451	334	334 6.00 17.00
08/29/07	41179 3491	042	3-34 5.00 170.01
08/29/07	41178 3491	040	2-33 11.00 134.00/135.00
08/29/07	41177 3491	038	2-33 15.00 38.00
08/29/07	41176 3491	035	2-34 2.00 17.03
08/29/07	41175 3491	033	2-32 4.00 7.04
08/29/07	41174 3491	031	4-32 10.00 .00
08/29/07	41173 3491	029	1-31 18.00 20.04
08/29/07	41172 3491	027	20.15,8.01
08/29/07	41171 3491	025	5-33 16.12 14.00
09/21/07	44835 3501	306	2-35 20.00 56.00
09/21/07	44836 3501	308	3-34 5.00 170.00 3-34-5.00 170.01
10/03/07	466946 3506	036	1-34-11.00 106.00
10/03/07	46695 3506	034	5-33 17.00 184.00
10/31/07	50768 3515	259	1-32 6.00 78.01 & 1-32 6.00 405.00 thru 442.00
10/31/07	50767 3515	257	1-34 12.00 552.00
10/31/07	50766 3515	255	1-34-12,468

10/31/07	50765 3515	253	334-12.00-123.02
10/31/07	50764 3515	251	1-34 9.00 34.00
10/31/07	50763 3515	246	1-35 15.00 26.00
10/31/07	50762 3515	244	3-31 1.00 15.07
10/31/07	50761 3515	242	3-31 1.00 15.08
10/31/07	50760 3515	240	3-30 15.13 12.00
10/31/07	50759 3515	238	1-34-14-11.01
10/31/07	50758 3515	236	5-33 9.00 52.00

State and County

MARYLAND

Caroline

Received	Deed Records		Tax Id #
For Record	Book	Page
04/04/07	0759	0201	Map 105, Par 2258
04/10/07	0763	0365	Map 105, Par 2258
05/17/07	0767	0642	Map 23, Par 82
6/13/07	0771	0142	Tax Par 257
09/25/07	0784	0136	Tax Parcel No. 634
10/10/07	0786	0380	Map 302 Parcel 988 & Map 301
10/10/07	0786	0378	Tax Parcel No. 7

State and County

MARYLAND

Cecil

Received	Deed Records		Tax Id #
For Record	Book	Page
01/29/07	2332	164	Map 25, 122,124 & 361
03/02/07	2332	166	Map 31, Lt 7, Par 826
03/20/07	2332	174	Par 101, Map 30
03/20/07	2332	168	Par 55, Map 30
03/20/07	2332	172	Par 399, Lt 1A Map 500
03/20/07	2332	170	Par 110, Map 30
04/13/07	2338	044	Map 31, Par 217
03/05/07	2351	307	Par 626, Map 31
05/18/07	2362	098	Tax Par 446, Map 21
06/13/07	2370	109	Tax Par 399, Map 41
07/19/07	2379	116	Tax Parcel No. 664 Map 23 Lot 001
07/20/07	2379	114	Tax Parcel No. 863 Map 801 Lots 1, 2, 3, 4
08/13/07	2390	161	Tax Parcel No. 535 (all lots inclusive) Map 26
08/13/07	2390	163	Tax Parcel No. 2, 57, 63 Map 30
09/24/07	2410	385	Tax Parcel No. 651 (all lots inclusive) Map 14
09/24/07	2410	383	Tax Parcel No. 615 Map 17
09/24/07	2410	380	Tax Parcel No. 635 Map 36
09/24/07	2410	377	Tax Parcel No. 102 Map 36
10/2/07	2421	352	Tax Parcel No. Map 310 Grid 17 Parcel 1506
10/04/07	2415	249	Parcel No. 394 Map 42
10/04/07	2415	252	Parcel No. 92 Map 42
10/04/07	2415	255	Map 25 Parcel 135

10/04/07	2415	257	Parcel No. 18 Map 48
11/07/07	2429	634	Parcel No. 214 Map 7
11/07/07	2429	623	Parcel No. 144 Map 36
11/07/07	2429	625	Map 25 Parcel No. 229
11/07/07	2429	628	Parcel No. 464 Map 11
11/07/07	2429	630	Parcel No. 136 (All Lots Inclusive) Map 21
11/07/07	2429	632	Parcel No. 8 (All Lots Inclusive) Map 21
12/17/07	2445	690	Tax Parcel No. 153 Map 4
12/17/07	2445	692	Tax Parcel No. 804 Map 304
12/17/07	2445	694	Tax Parcel No. 9 Map 22
12/17/07	2445	696	Tax Parcel No. 399 Map 43
12/17/07	2445	698	Tax Parcel No. Tax Map 29 Parcel 69
12/17/07	2445	700	Tax Parcel No. 172 Map 316

State and County

MARYLAND

Dorchester

Received	Deed Records		Tax Id #
For Record	Book	Page
07/27/07	0821	0337	Map 42 Parcel 151
07/27/07	0821	0339	Map 18 Parcel 202
08/30/07	0826	0556	Map 56 Parcel 69
10/05/07	0832	0692	Map 56 Parcel 17
10/05/07	0832	0694	Map 36 Parcel 76
11/19/07	0839	747	Map 7 Parcel 213
11/19/07	0839	749	Map 30 Parcel 305 Lot 6

State and County

MARYLAND

Harford

Received	Deed Records		Tax Id#
For Record	Book	Page
04/23/07	7371	692	Par 531, Map 19, Lt 5
04/24/07	7371	694	Par 531, Map 19, Lt 8
4/24/07	7371	690	Par 531, Map 19, Lt 7
4/25/07	7379	456	Par 229, Map 27
4/25/07	7379	458	Par 306, Map 27
6/15/07	7432	744	Tax No. 141, Map 27
6/30/07	7454	073	Par 48, Map 3
07/30/07	7463	703	Tax Parcel No. 300 Map 5 Lot 002
08/15/07	7488	566	Tax Parcel No. 246 Map 28 PAR B
08/15/07	7488	569	Tax Parcel No. 36 Map 26
09/24/07	7541	149	Tax Map 28 Parcel 89
09/24/07	07541	155	Tax Parcel No. 350 Map 11 Lot 4
09/24/07	07541	153	Tax Parcel No. 300 Map 5
09/24/07	07541	151	Tax Parcel No. 350 Map 11
10/03/07	07553	134	Map 10 Parcel 192 Lots 1,2,3,4,5,6,7,8,9 & open space
11/05/07	07592	288	261 Map 18 Lot 4
11/05/07	07592	286	261 Map 18 Lot 2
11/05/07	07592	284	261 Map 18 Lot 3

State and County

MARYLAND

Kent

Received	Deed Records		Tax Id #
For Record	Book	Page
08/30/07	0536	011	Parcel 21
11/07/07	0544	364	Parcel 39
11/07/07	0544	362	Map 200 Parcel 545 Lot 19 Plat 2
11/07/2007	0544	360	Tax Parcel 273
11/07/2007	0544	358	Tax Parcel 23
12/14/2007	0549	279	Parcel 170

State and County

MARYLAND

Queen Anne’s

Received	Deed Records		Tax Id #
For Record	Book	Page
04/03/07	1683	346	Map 37, Par 4
04/09/07	1683	348	Map 30, Par 23
04/30/07	1683	344	Map 10, Par #24
05/14/07	16871	352	174
10/18/06	1692	298	Map 57, Par 37
04/23/07	1686 366568	462	Par 1, Lt 1
04/23/07	1686 366571	468	Par 1, Lt 2
04/24/07	1686 366570	466	Par 53, Lts 6-36
04/26/07	1686	464	Map 51A, Par 121
05/10/07	1688 366830	688	Map 35,Par 10 Lt5 thru 12
05/15/07	1692 367185	300	Map 30, Grid 2, Parcel 3
05/06/07	367648 1696	225	Map 67, Par 36
05/21/07	367647 1696	223	Map 58, Par 711
07/30/07	369145 1709	478
07/30/07	369146 1709	480	Map 57 Par 8A
07/30/07	369148 1709	484	Tax Parcel No. 106
07/30/07	369147 1709	482	Tax Parcel No. 106

07/30/07	369149 1709	486	Map 48 Parcel 13
08/30/07	370277 1719	627	Map 36 Parcel 73 Lots 10,11
08/30/07	37078 1719	629	Tax Parcel No. 73 Lots 4,5,6,7,8,9&13
08/30/07	370279 1719	631	Tax Parcel No. 73
09/21/07	370895 1725	283	Tax Parcel No. 148
09/21/07	370894 1725	281	Map 57 Parcel 8A
10/03/07	371263 1728	273	Tax Parcel No. 230
10/3/07	371264 1728	275	Map 48 Parcel 13
10/03/07	371265 1728	277	Tax Parcel No. 56
11/02/07	372257 1737	090	Tax Parcel 3
12/14/07	373509 1747	458	117 (Map 43) (Lot TR4A)
12/14/07	272514 1747	468	20 (Map 56)
12/14/07	373510 1747	460	382 (Map 57) (Lot 12)
12/14/07	373498 1747	436	Map 36 Grid 1 Parcel 39
12/14/07	373499 1747	438	Map 36 Grid 1 Parcel 2
12/14/07	373508 1747	456	Map 36 Grid 2 Parcel 5
12/14/07	373507 1747	454	Map 36 Grid 1 Parcel 64
12/14/07	373506 1747	452	Map 29 Grid 14 Parcel 26
12/14/07	373505 1747	450	Map 29 Grid 20 Parcel 28
12/14/07	373504 1747/448		Map 29 Grid 13 Parcel 10
12/14/07	373503 1747	446	Map 36 Grid 7 Parcel; 38
12/14/07	373502 1747	444	Map 36 Grid 1 Parcel 51
12/14/07	373501 1747	442	Map 36 Grid 1 Parcel 50
12/14/07	373500 1747	440	Map 36 Grid 1 Parcel 31
12/14/07	373513 1747	466	Map 35 Grid 12 Parcel 23
12/14/07	373512 1747	464	Map 29 Grid 4 Parcel 29
12/14/07	373511 1747	462	Map 36 Grid 2 Parcel 10

State and County

MARYLAND

Somerset

Received	Deed Records		Tax Id #
For Record	Book	Page
01/23/07	0688	0206	Par 377
04/13/07	0687	0294	Map 40, Par 36
08/30/07	0699	186	Tax Parcel No. 821
08/30/07	0699	184	Tax Parcel No. 117
08/30/07	0699	178	Tax Parcel No. 179
08/30/07	0699	180	Tax Parcel No. 50
08/30/07	0699	182	Tax Parcel No. 26
10/21/07	0701	241	Tax Parcel No. 1330A

State and County

MARYLAND

Talbot

Received	Deed Records		Tax Id#
For Record	Book	Page
05/03/07	1548	649	Map 22, Par 199, Lt 5
05/15/07	1548	651	Map 22, Par 199, Lt 4&6-8
09/21/07	1573	228	Map 53 Parcel 120
08/31/07	1569	018	Map 42 Parcel 15
10/04/07	1576	059	Map 1 Parcel 56 Lot A
10/01/07	1576	061	Map 1 Parcel 97 Lot 1
11/26/07	1586	112	Map 44a Parcel 1 Lots 8, 9 & 10
12/18/07	1591	346	Map 63 Parcel 1 Lots 4-7
12/18/07	1591	348	Map 22 Parcel 241

State and County

MARYLAND

Wicomico

Received	Deed Records		Tax Id #
For Record	Book	Page
05/17/07	2812	481	Map 38, Par 72
05/22/07	2812	479	Map 803, Par 702
07/06/07	2820	283	427
08/13/07	2830	372	Map 106 Parcel 1560
09/04/07	2839	027	Map 101 Parcel 5457
10/05/07	2825	505	Tax Parcel No. 219
11/05/07	2862	580	Map 115 Parcel 638
11/05/07	2862	582	Map 53 Parcel 450
12/17/07	2878	036	Map 28 Parcel 139
12/17/07	2878	042	Map 55 Parcel 71
12/17/07	2878	038	Map 49 Parcel 95
12/17/07	2787	040	Map 6 Parcel 45 Lot 87

State and County

MARYLAND

Worcester

Received	Deed Records		Tax Id #
For Record	Book	Page
03/26/07	4914	749	Map 110, Par 4043
04/12/07	4920	741	Par 932
04/12/07	4924	716	Par 188
10/01/07	5002	139	Map 27 Parcel 252
10/01/07	5002	137	Map 118 Parcel 37B Lot 18
11/07/2007	5018	732	Map 300 Parcel 1279
12/14/2007	5034	649	Tax Parcel No. 1592

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71% Bonds	06/01/25	$100,000,000
06/19/95	6.95% Amortizing Bonds	06/01/08	$25,800,000

First Mortgage Bonds, Pledged Series I

Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$159,550,000

As supplemented and amended by this One Hundred and Third Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this One Hundred and Third Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This One Hundred and Third Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, is The Bank of New York Trust Company, N.A., 2 N. La Salle St., Suite 1020, Chicago, Illinois 60602, Attn.: Global Corporate Trust.

The Company acknowledges that it received a true and correct copy of this One Hundred and Third Supplemental Indenture.

This One Hundred and Third Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this One Hundred and Third Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary and the Trustee has caused this instrument to be signed in its name and behalf by a Vice President and its corporate seal to be hereunto affixed and attested by an authorized officer, effective as of the 1st day of January, 2008.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ Joseph M. Rigby
JOSEPH M. RIGBY, PRESIDENT
April 17, 2008

Attest:

/s/ Karen Bab Rosan
KAREN BAB ROSAN, ASSISTANT SECRETARY

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

Date of Execution	By	/s/ Lawrence M. Kusch
LAWRENCE M. KUSCH, ASSISTANT VICE PRESIDENT
April 22, 2008

Attest:

/s/ R. Tamas

DISTRICT OF COLUMBIA: SS.

BE IT REMEMBERED that on this 17th day of April, 2008, personally came before me, a notary public for the District of Columbia, Joseph M. Rigby, President of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Company; that his signature is in his own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that his act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Lisa Brannock
Notary Public, District of Columbia My commission expires 8/14/09

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Christie Day Cannon

STATE OF ILLINOIS	)
) SS.
COUNTY OF COOK	)

BE IT REMEMBERED that on this 22nd day of April, 2008, personally came before me, a Notary Public for the State of Illinois, Lawrence M. Kusch, Assistant Vice President of THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Trustee; that his signature is his own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that his act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ T. Mosterd
Notary Public, State of Illinois

[Seal]

CERTIFICATE OF RESIDENCE

THE BANK OF NEW YORK TRUST COMPANY, N.A., successor Trustee to the Trustee within named, hereby certifies that it has a residence at 2 N. La Salle St., Suite 1020, Chicago, Illinois 60602.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By	/s/ Lawrence M. Kusch

RECORDATION DATA

Executed Counterparts of the One Hundred and Third Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

State/County	Received for Record		Mortgage Records
		Book		Page
DELAWARE
Kent	4/25/08	4435		286
New Castle	4/25/08	20080425-0028270
Sussex	4/25/08	10395		00272
MARYLAND
Caroline	4/29/08	0814		0100
Cecil	5/14/085	2505		544
Dorchester	4/30/08	864		001
Harford	5/14/08	7818		0663
Kent	5/13/08	0568		440
Queen Anne’s	4/29/08	1782		440
Somerset	4/30/08	0720		274
Talbot	4/28/08	1618		290
Wicomico	4/30/08	2924		326
Worchester	4/30/08	098		248
NEW JERSEY
Burlington	5/12/08	11774		676
Camden	5/2/08	08822		0845
Gloucester	5/1/08	22175		24
Mercer	5/1/08	05846		0237
Middlesex	5/7/08	12967		0055
Salem	5/1/08	02376		00043
Somerset	5/1/08	6128		3564-3588
Warren	5/13/08	4979		320
PENNSYLVANIA
Adams	4/25/08	5185		145
Armstrong	4/28/08	3622		0227
Bedford	4/25/08	1227		601
Blair	4/25/08	200807352
Cambria	4/28/08	2272		884-867
Cumberland	4/28/08	200813453
Delaware	4/29/08	2008031405
Franklin	4/25/08	892		0341
Huntingdon	4/28/08	2008-008241
Indiana	4/28/08	2008-185677
Montgomery	4/28/08	12383		00601
Westmoreland	4/25/08	200804250017029
York	4/25/08	1961		803
VIRGINIA
Accomack	11/19/2008	200805663
Northampton	11/18/08	08002508